Exhibit 10.1(a)
EXHIBIT A-1

TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Commitments

Name of Lender	Commitment
JPMorgan Chase Bank, N.A.	$90,000,000.00
Bank of America, N.A.	$90,000,000.00
BNP Paribas	$80,000,000.00
The Royal Bank of Scotland plc	$80,000,000.00
Wells Fargo Bank, N.A.	$80,000,000.00
Credit Agricole Corporate & Investment Banking	$80,000,000.00
Compass Bank	$66,666,666.67
U.S. Bank National Association	$66,666,666.67
ING Bank, N.V.	$66,666,666.66
Bank of Montreal	$54,000,000.00
UBS AG, Stamford Branch	$42,000,000.00
Sumitomo Mitsui Banking Corporation	$30,000,000.00
Riyad Bank, Houston Agency	$30,000,000.00
Capital One Bank, N.A.	$26,750,000.00
Abu Dhabi International Bank Inc.	$25,000,000.00
The Northern Trust Company	$25,000,000.00
Standard Chartered Bank	$25,000,000.00
Amegy Bank	$25,000,000.00
Bank of Texas, N.A.	$25,000,000.00

Name of Lender	Commitment
HSBC Bank USA	$25,000,000.00
Commerzbank AG, US and Grand Cayman Branches	$25,000,000.00
Comerica Bank	$25,000,000.00
Arab Banking Corporation BSC	$17,250,000.00

TOTAL	$1,100,000,000

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EXHIBIT A-2
TO
AMENDED AND RESTATED CREDIT AGREEMENT
Issuing Banks
JPMorgan Chase Bank, N.A.
Bank of America, N.A.
Bank of Montreal
Wells Fargo Bank, N.A.
The Royal Bank of Scotland plc
Compass Bank
U.S. Bank National Association
BNP Paribas

EXHIBIT A-3
TO
AMENDED AND RESTATED CREDIT AGREEMENT
Mandatory Cost
1.
The Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2.
On the first day of each Interest Period (or as soon as possible thereafter) the Administrative Agent shall calculate, as a percentage rate, a rate (the “Associated Costs Rate”) for each Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Administrative Agent as a weighted average of the Lenders’ Associated Costs Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.

3.
The Associated Costs Rate for any Lender lending from a Facility Office in a Participating Member State will be the percentage notified by that Lender to the Administrative Agent. This percentage will be certified by that Lender in its notice to the Administrative Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender’s participation in all Loans made from that Facility Office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that Facility Office.

4.	The Associated Costs Rate for any Lender lending from a Facility Office in the United Kingdom will be calculated by the Administrative Agent as follows:
(a)	in relation to a Loan in Pounds Sterling:

AB+C(B – D)+ E x 0.01 100 – (A+C)	per cent. per annum
(b)	in relation to a Loan in any currency other than Pounds Sterling:

E x 0.01 300	per cent. per annum.
Where:
A
is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

B
is the percentage rate of interest (excluding the Applicable Eurodollar Margin and the Mandatory Cost and, if the Loan is an Unpaid Sum, the additional rate of interest specified in Section 2.13(c) payable for the relevant Interest Period on the Loan.

C	is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.
D	is the percentage rate per annum payable by the Bank of England to the Administrative Agent on interest bearing Special Deposits.
E
is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Administrative Agent as being the average of the most recent rates of charge supplied by the Reference Banks to the Administrative Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.

5.	For the purposes of this Schedule:
(a)	“Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;
(b)
“Facility Office” means the office or offices notified by a Lender to the Administrative Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement.

(c)
“Fees Rules” means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(d)
“Fee Tariffs” means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate);

(e)
“Participating Member State” means any member state of the European Union that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Union relating to economic and monetary union.

(f)	“Reference Banks” means, in relation to Mandatory Cost, the principal London offices of JPMorgan Chase Bank, N.A.
(g)	“Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.
(h)	“Unpaid Sum” means any sum due and payable but unpaid by the relevant Borrower under the Loan Documents.

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6.
In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7.
If requested by the Administrative Agent, each Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the Administrative Agent, the rate of charge payable by that Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Reference Bank as being the average of the Fee Tariffs applicable to that Reference Bank for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of that Reference Bank.

8.
Each Lender shall supply any information required by the Administrative Agent for the purpose of calculating its Associated Costs Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

(i)	the jurisdiction of its Facility Office; and
(j)	any other information that the Administrative Agent may reasonably require for such purpose.
Each Lender shall promptly notify the Administrative Agent of any change to the information provided by it pursuant to this paragraph.
9.
The percentages of each Lender for the purpose of A and C above and the rates of charge of each Reference Bank for the purpose of E above shall be determined by the Administrative Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the Administrative Agent to the contrary, each Lender’s obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

10.
The Administrative Agent shall have no liability to any person if such determination results in an Associated Costs Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or Reference Bank pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11.
The Administrative Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Associated Costs Rate for each Lender based on the information provided by each Lender and each Reference Bank pursuant to paragraphs 3, 7 and 8 above.

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12.
Any determination by the Administrative Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Associated Costs Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

The Administrative Agent may from time to time, after consultation with the relevant Borrower and the relevant Lenders, determine and notify to all parties hereto any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

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EXHIBIT B
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Form of Borrowing/Election Notice

TO:
JPMorgan Chase Bank, N.A., as contractual representative (the “Administrative Agent”) under that certain Third Amended and Restated Credit Agreement dated as of July 23, 2010 by and among Chicago Bridge & Iron Company N.V., the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto as lenders (the “Lenders”) and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The undersigned Borrower hereby gives to the Administrative Agent [and the Swing Line Bank] a [Borrowing/Election Notice pursuant to Section 2.2] [a Borrowing/Election Notice pursuant to Section 2.7] [Borrowing/Election Notice pursuant to Section 2.9(D)] of the Credit Agreement, and such Borrower hereby requests to [borrow] [convert] [continue] on              ,        (the “Borrowing Date”) from the Lenders on a pro rata basis an aggregate principal amount of:
(a) [US $                    ] in Revolving Loans [as a][which are presently outstanding as a [Floating Rate Advance][Eurodollar Rate Advance][be converted to][be continued as]]
•	Floating Rate Advance
•	Eurodollar Rate Advance
•	Applicable Interest Period of month(s).
(b)	$ in Swing Line Loans as a Floating Rate Advance.
The undersigned hereby certifies to the Administrative Agent and the Lenders that (i) the representations and warranties of the undersigned contained in Article VI of the Credit Agreement are and shall be true and correct on and as of the date hereof and on and as of the Borrowing Date (unless such representation and warranty is made as of a specified date, in which case, such representation and warranty shall be true and correct as of such date) except for changes in the Schedules to the Credit Agreement affecting transactions permitted by or not in violation of the Credit Agreement; (ii) no Default or Unmatured Default has occurred and is continuing on the date hereof or on the Borrowing Date or will result from the making of the proposed Advance; and (iii) the conditions set forth in [Section 5.2 and]1 Section 5.3 of the Credit Agreement have been satisfied.

[1]	To include for initial advance to new Subsidiary Borrower

Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings in this Borrowing/Election Notice.
Dated                      _____,

[CHICAGO BRIDGE & IRON COMPANY N.V.] [SUBSIDIARY BORROWER]

By:

Name:
Title:

2

EXHIBIT C
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Form of Request for Letter of Credit

TO:
                                         [2], an Issuing Bank under that certain Third Amended and Restated Credit Agreement dated as of July 23, 2010 by and among Chicago Bridge & Iron Company N.V., the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto as lenders (the “Lenders”) and JPMorgan Chase Bank, N.A., as contractual representative for itself and the other Lenders (the “Administrative Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and

JPMORGAN CHASE BANK, N.A., as Administrative Agent
JPMorgan Chase Bank
10 S. Dearborn St.
Chicago, IL 60303
Attention: CLS Loan and Agency
Telecopier: 312-732-2729
Confirmation: 312-732-2006
Email: CLS.Agency.LC.Sold.Team@jpmchase.com
with a copy to
JPMorgan Securities Inc.
707 Travis Street
Houston, TX 77002
Attn: Janice Carter
Telecopier: 713-216-4651
Confirmation: 713-216-4383
Email: janice.carter@jpmorgan.com
Pursuant to Section 3.4 of the Credit Agreement, the undersigned Borrower hereby gives to the Issuing Bank a request for issuance of a [Financial][Performance]Letter of Credit on behalf of such Borrower for the benefit of                                          3, having an address of [                    ], in the amount of [US $                    ][                      in the following Agreed Currency:                     ], with an effective date of                     ,  _____  (the “Effective Date”) and an expiry date of                     ,  _____.

[2]	Insert name of Issuing Bank.

[3]	Insert name of beneficiary (which may include a Subsidiary).

The undersigned hereby certifies that (i) the representations and warranties of the undersigned contained in Article VI of the Credit Agreement are and shall be true and correct on and as of the date hereof and on and as of the Effective Date (unless such representation and warranty is made as of a specified date, in which case, such representation and warranty shall be true and correct as of such date) except for changes in the Schedules to the Credit Agreement affecting transactions permitted by or not in violation of the Credit Agreement; (ii) no Default or Unmatured Default has occurred and is continuing on the date hereof or on the Effective Date or will result from the issuance of the proposed Letter of Credit; and (iii) the conditions set forth in Sections 3.4[, 5.2 ]4 and 5.3 of the Credit Agreement have been satisfied.

[4]	To include for initial Letter of Credit to new Subsidiary Borrower

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Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings in this Request for Letter of Credit.

Dated _________,

[CHICAGO BRIDGE & IRON COMPANY N.V.] [SUBSIDIARY BORROWER]

By:

Name:
Title:

3

EXHIBIT D
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Form of Assignment and Acceptance Agreement
This Assignment Agreement (this “Assignment Agreement”) between                                                           (the “Assignor”) and                                          (the “Assignee”) is dated as of                     , 20____. The parties hereto agree as follows:
(1) PRELIMINARY STATEMENT. The Assignor is a party to a Third Amended and Restated Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the “Credit Agreement”) described in Item 1 of Schedule 1 attached hereto (“Schedule 1”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.
(2) ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Credit Agreement and the other Loan Documents, such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents relating to the facilities listed in Item 3 of Schedule 1. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.
(3) EFFECTIVE DATE. The effective date of this Assignment Agreement (the “Effective Date”) shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Administrative Agent) after this Assignment Agreement, together with any consents required under the Credit Agreement, are delivered to the Administrative Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date are not made on the proposed Effective Date.
(4) PAYMENT OBLIGATIONS. In consideration for the sale and assignment of Loans hereunder, the Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. On and after the Effective Date, the Assignee shall be entitled to receive from the Administrative Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee will promptly remit to the Assignor any interest on Loans and fees received from the Administrative Agent which relate to the portion of the Commitment or Loans assigned to the Assignee hereunder for periods prior to the Effective Date and not previously paid by the Assignee to the Assignor. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

(5) RECORDATION FEE. The Assignor and Assignee each agree to pay one-half of the recordation fee required to be paid to the Administrative Agent in connection with this Assignment Agreement unless otherwise specified in Item 6 of Schedule 1.
(6) REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR’S LIABILITY. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder, (ii) such interest is free and clear of any adverse claim created by the Assignor and (iii) the execution and delivery of this Assignment Agreement by the Assignor is duly authorized. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrowers or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrowers or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the property, books or records of the Borrowers, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents. Such assignment is without recourse to the Assignor.
(7) REPRESENTATIONS AND UNDERTAKINGS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Assignment Agreement by the Assignee is duly authorized, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and

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assumption hereunder are “plan assets” as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be “plan assets” under ERISA, (viii) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys’ fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee’s non-performance of the obligations assumed under this Assignment Agreement, (ix) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes, (x) confirms, to the extent required under the Dutch Banking Act and the Dutch Exemption Regulation, it is a PMP, (xi) confirms it is aware that it does not benefit from the protection offered by the Dutch Banking Act to Lenders which are not PMPs, and (xii) it has made its own independent appraisal of risks arising under or in connection with any Loan Documents
(8) GOVERNING LAW. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAW (INCLUDING, WITHOUT LIMITATION 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
(9) NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.
(10) COUNTERPARTS; DELIVERY BY FACSIMILE. This Assignment Agreement may be executed in counterparts. Transmission by facsimile of an executed counterpart of this Assignment Agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this Assignment Agreement.
IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Assignment Agreement by executing Schedule 1 hereto as of the date first above written.

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SCHEDULE 1
To Assignment Agreement
1. Description and Date of Credit Agreement. That certain Third Amended and Restated Credit Agreement, dated as of July 23, 2010, by and among Chicago Bridge & Iron Company N.V., the Subsidiary Borrowers from time to time parties thereto, the lenders from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as contractual representative on behalf of itself and the other Lender (the “Administrative Agent”).
2.	Date of Assignment Agreement. , 200_
3.	Amounts (As of Date of Item 2 above): $

[Facility Name*]

	Assignee’s percentage of each Facility purchased under the Assignment Agreement**	%

	Amount of each Facility purchased under the Assignment Agreement***	$

4.	Assignee’s Commitment (or Loans with respect to terminated Commitment) purchased hereunder:	$

5.	Proposed Effective Date:

6.	Non-standard Recordation Fee Arrangement:	N/A*** [Assignor/Assignee to pay 100% of fee]

Accepted and Agreed:

[NAME OF ASSIGNOR]	[NAME OF ASSIGNEE]

By:	By:
Title:	Title:

ACCEPTED AND CONSENTED TO****	ACCEPTED AND CONSENTED TO
BY	BY

[NAME OF BORROWER]	JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

By:	By:
Title:	Title:

*	Insert specific facility names per Credit Agreement

**	Percentage taken to 10 decimal places

***	If fee is split 50-50, pick N/A as option

****	So long as no Default shall have occurred and is continuing

2

ATTACHMENT TO
SCHEDULE 1 to ASSIGNMENT AGREEMENT
ADMINISTRATIVE INFORMATION SHEET
Attach Assignor’s Administrative Information Sheet, which must include notice addresses for the Assignor and the Assignee
(Sample form shown below)
ASSIGNOR INFORMATION
Contact:

Name:	Telephone No.:
Fax No.:	Telex No.:
Answerback:
Payment Information:
Name & ABA # of Destination Bank:
Account Name & Number for Wire Transfer:
Other Instructions:
Address for Notices for Assignor:
ASSIGNEE INFORMATION
Credit Contact:

Name:	Telephone No.:
Fax No.:	Telex No.:
Answerback:
Key Operations Contacts:

Booking Installation:	Booking Installation:
Name:	Name:
Telephone No.:	Telephone No.:
Fax No.:	Fax No.:
Telex No.:	Telex No.:
Answerback:	Answerback:

Payment Information:
Name & ABA # of Destination Bank:
Account Name & Number for Wire Transfer:
Other Instructions:
Address for Notices for Assignee:

2

JPMORGAN INFORMATION
Assignee will be called promptly upon receipt of the signed agreement.

Initial Funding Contact:	Subsequent Operations Contact:
Name:	Name:
Telephone No.:	Telephone No.:
Fax No.:	Fax No.:
JPMorgan Telex No.:
Initial Funding Standards:
Libor — Fund 2 days after rates are set.
JPMorgan Wire Instructions:
[JPMORGAN TO CONFIRM]

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APPENDIX I
to
Assignment and Acceptance Agreement
FORM OF NOTICE OF ASSIGNMENT
[Date]

To:	CHICAGO BRIDGE & IRON COMPANY N.V. [Address] Attention: JPMorgan Chase Bank, N.A. as Administrative Agent [Address] Attention:

From:	[NAME OF ASSIGNOR] (the “Assignor”)

[NAME OF ASSIGNEE] (the “Assignee”)
1. We refer to the Third Amended and Restated Credit Agreement (as it may be amended, modified, renewed or extended from time to time, the “Credit Agreement”) described in Item 1 of Schedule 1 attached to the Assignment Agreement referenced below (“Schedule 1”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.
2. This Notice of Assignment (this “Notice”) is given and delivered to the Administrative Agent pursuant to Section 14.3(B) of the Credit Agreement.
3. The Assignor and the Assignee have entered into an Assignment and Acceptance Agreement, dated as of                      _____, 20____ (the “Assignment Agreement”), pursuant to which, among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor the percentage interest specified in Item 3 of Schedule 1 of all outstandings, rights and obligations under the Credit Agreement relating to the facilities listed in Item 3 of Schedule 1. The Effective Date of the Assignment Agreement shall be as specified in the Assignment Agreement.
4. The Assignor and the Assignee hereby give to the Company and the Administrative Agent notice of the assignment and delegation referred to herein.

5. The Assignee advises the Administrative Agent that its notice and payment instructions are set forth in the attachment to Schedule 1.
6. The Assignee hereby represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to the Assignment Agreement are “plan assets” as defined under ERISA and that its rights, benefits, and interests in and under the Loan Documents will not be “plan assets” under ERISA.
7. The Assignee authorizes the Administrative Agent to act as its contractual representative under the Loan Documents in accordance with the terms thereof.5

NAME OF ASSIGNOR		NAME OF ASSIGNEE

By:		By:

	Name:		Name:
	Title:		Title:

Acknowledged and consented to by: JPMORGAN CHASE BANK, N.A., as Administrative Agent		Acknowledged and consented to by: CHICAGO BRIDGE & IRON COMPANY N.V., By: CHICAGO BRIDGE & IRON COMPANY B.V.

By:		By:

	Name:		Name:
	Title:		Title:

[5]	This paragraph may be eliminated if the Assignee is a party to the Credit Agreement prior to the Effective Date.

EXHIBIT E-1
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Form of Company’s US Counsel’s Opinion(s)
Attached

July 23, 2010
Each of the Lenders party
to the Credit Agreement
referred to below and
JPMorgan Chase Bank, N.A.,
as Administrative Agent
Re: Chicago Bridge & Iron Company N.V.
Ladies and Gentlemen:
I have acted as United States counsel to Chicago Bridge & Iron Company N.V., a company incorporated in The Netherlands (the “Company”), each of the “Foreign Subsidiaries” (as defined below) and each of the “Domestic Subsidiaries” (as defined below) in connection with the execution and delivery of that certain Third Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of the date hereof, among the Company, the Subsidiaries (as defined below), the lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (the “Administrative Agent”).
This opinion is furnished to you pursuant to Section 5.1(v) of the Credit Agreement. Capitalized terms used herein without definition shall have the meanings specified in the Credit Agreement.
In connection with the opinions expressed herein, I have examined the following documents:
(i)	the Credit Agreement;
(ii)	the Reaffirmation to be executed and delivered by the Company and the Subsidiary Guarantors pursuant to Section 5.1(vi) of the Credit Agreement; and
(iii)	each promissory note, dated as of the date hereof (if any), to be executed and delivered pursuant to Section 2.12(D) of the Credit Agreement.
The documents referred to in clauses (i), (ii) and (iii) above are collectively referred to herein as the “Loan Documents.” The foreign Subsidiary Borrowers and the domestic Subsidiary Borrowers executing and delivering the Credit Agreement on the date hereof are listed on Annex A attached hereto and are sometimes referred to herein respectively as the “Foreign Subsidiaries” and as the “Domestic Subsidiaries” and collectively as the “Subsidiaries.”

July 23, 2010

In rendering this opinion to you, I have assumed, without inquiry:
(a) (i) the genuineness of all signatures other than those on behalf of the Company and the Subsidiaries on original copies of the Loan Documents; (ii) the conformity to the original documents of all documents submitted to me as copies and the authenticity of all documents submitted to me as originals; (iii) the due authorization, execution and delivery of the Loan Documents by each of the parties thereto other than the Company (solely with respect to execution and delivery), the Foreign Subsidiaries (solely with respect to execution and delivery) and the Domestic Subsidiaries and (iv) the validity and enforceability of the Loan Documents against each of the parties thereto other than the Company and the Subsidiaries;
(b) that the execution, delivery and performance of the Loan Documents by each party thereto do not conflict with or constitute a violation of any law or governmental rule or regulation of (i) the State of Delaware other than the General Corporation Law of the State of Delaware (the “DGCL”) or (ii) any jurisdiction other than the United States of America and the State of Illinois;
(c) that the execution, delivery and performance of the Loan Documents by each party thereto other than, with respect to clauses (ii) and (iii) below, as applicable to the Company and the Foreign Subsidiaries, and with respect to clauses (i), (ii) and (iii) below, as applicable to each of the Domestic Subsidiaries, do not breach, conflict with or constitute a violation of or default under (i) the certificate or articles of association or incorporation, by-laws or any other charter or governing document of such party; (ii) any agreement, instrument or document to which any such party was, or is, a party or by which any such party or any of its properties was, or is, bound or (iii) any order, judgment or decree to which any such party was, or is, bound or subject or by which any of its properties was, or is, bound; and
(d) that any consideration contemplated to be given on the date hereof by any party in any of the Loan Documents was given on the date hereof.
Based upon the foregoing assumptions and subject to the limitations, qualifications and exceptions hereinafter set forth, I am of the opinion that:
1. Each Domestic Subsidiary on the date hereof (a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its organization, (b) has all requisite corporate power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is duly qualified as a foreign corporation to transact business and is in good standing in its jurisdiction of incorporation and each jurisdiction where such qualification is required, except where the failure to be so qualified or be in good standing could not reasonably be expected to result in a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each Loan Document to which it is a party.

July 23, 2010

2. The execution, delivery and performance of each Loan Document by the Company on the date hereof, and the consummation of the transactions contemplated thereby will not (a) violate (i) any applicable federal or Illinois State law, statute, rule or regulation, the DGCL or any order of any federal or Illinois State Governmental Authority with jurisdiction over the Company or its properties or the Chancery Court, appellate courts or Secretary of State of the State of Delaware or (ii) any provision of any indenture or other material agreement or instrument known to me to which the Company is a party or by which it or any of its property may be bound, (b) result in a default under any such indenture, agreement or other instrument or (c) result in the creation or imposition of any Lien (other than Liens permitted under Section 7.3(C) of the Credit Agreement) upon or with respect to any property or assets now owned or hereafter acquired by the Company except, in the case of clauses (a) through (c) above, for any of the foregoing that could not reasonably be expected to result in a Material Adverse Effect or materially and adversely affect the rights or interests of the Lenders under the Loan Documents.
3. The execution, delivery and performance of each Loan Document by each Domestic Subsidiary on the date hereof, and the consummation of the transactions contemplated thereby (a) have been duly authorized by all requisite corporate action of such Domestic Subsidiary and (b) will not (i) violate (A) any provision of the certificate of incorporation or by-laws of such Domestic Subsidiary, (B) any applicable federal or Illinois State law, statute, rule or regulation, the DGCL or any order of any federal or Illinois State Governmental Authority with jurisdiction over any such Domestic Subsidiary or its properties or the Chancery Court, appellate courts or Secretary of State of the State of Delaware or (C) any provision of any indenture or other material agreement or instrument known to me to which any such Domestic Subsidiary is a party or by which it or any of its property may be bound, (ii) result in a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien (other than Liens permitted under Section 7.3(C) of the Credit Agreement) upon or with respect to any property or assets now owned or hereafter acquired by any such Domestic Subsidiary except, in the case of clauses (b)(i) through (b)(iii) above, for any of the foregoing that could not reasonably be expected to result in a Material Adverse Effect or materially and adversely affect the rights or interests of the Lenders under the Loan Documents.
4. The execution, delivery and performance of each Loan Document by each Foreign Subsidiary on the date hereof, and the consummation of the transactions contemplated thereby will not (a) violate (i) any applicable federal or Illinois State law, statute, rule or regulation, the DGCL or any order of any federal or Illinois State Governmental Authority with jurisdiction over any such Foreign Subsidiary or its properties or the Chancery Court, appellate courts or Secretary of State of the State of Delaware or (ii) any provision of any indenture or other material agreement or instrument known to me to which any such Foreign Subsidiary is a party or by which it or any of its property may be bound, (b) result in a default under any such indenture, agreement or other instrument or (c) result in the creation or imposition of any Lien (other than Liens permitted under Section 7.3(C) of the Credit Agreement) upon or with respect to any property or assets now owned or hereafter acquired by any such Foreign Subsidiary except, in the case of clauses (a) through (c) above, for any of the foregoing that could not reasonably be expected to result in a Material Adverse Effect or materially and adversely affect the rights or interests of the Lenders under the Loan Documents.

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5. The Company, each Domestic Subsidiary and each Foreign Subsidiary have duly executed and delivered each Loan Document to which such Person is a party. Each such Loan Document constitutes the legal, valid and binding obligation of each such Domestic Subsidiary, enforceable against such Domestic Subsidiary in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
6. No consent or approval of, registration or filing with, or any other action by any federal or Illinois State Governmental Authority with jurisdiction over the Company or the Subsidiaries or the Chancery Court, or appellate courts or Secretary of State of the State of Delaware is or will be required in connection with the execution, delivery or performance by the Company and the Subsidiaries of each Loan Document to which such Person is a party or the consummation of the transactions thereby, other than any such authorizations and approvals as have already been obtained and are in full force and effect according to federal or Illinois law or the DGCL.
7. To the best of my knowledge, there are no pending or threatened actions, suits or proceedings at law or in equity or by or before any federal, Illinois or Delaware Governmental Authority against or affecting the Company, any Domestic Subsidiary, any Foreign Subsidiary or any business, property or rights of any such Person that involve any Loan Documents or the transactions contemplated thereby.
8. None of the Company or any of the Subsidiaries is an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940.
My opinions set forth above are subject to the following qualifications:
A. The enforceability of the Loan Documents is subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other laws affecting creditor’s rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law).
B. I express no opinion as to the Lenders’ right to collect any payment to the extent that such payment constitutes a penalty, forfeiture or late charge.
C. I express no opinion as to the applicability of Section 548 of the Federal Bankruptcy Code or of any provisions of any state fraudulent conveyance statute or law to the transactions contemplated by the Loan Documents.

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The foregoing opinions are limited to matters involving the federal laws of the United States, the laws of the State of Illinois and the DGCL, and I do not express any opinion as to the laws of any other jurisdiction.
This opinion is rendered solely to, and is intended solely for the benefit of, the Administrative Agent and the Lenders, in connection with the transactions contemplated by the Loan Documents. This opinion may not be relied upon by the Administrative Agent or any of the Lenders or any of their respective successors and assigns for any other purpose, or by any other person, firm or corporation for any purpose, in each case without my prior written consent.
Very truly yours,
David A. Delman
General Counsel

ANNEX A
Domestic Subsidiary Borrowers
Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company
CB&I Inc.
CBI Services, Inc.
CB&I Tyler Company
Foreign Subsidiary Borrowers
Chicago Bridge & Iron Company B.V.

EXHIBIT E-2
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Form of Company’s Foreign Counsel’s Opinion(s)
Attached

To: the Lenders from time to time party to the Credit Agreement referred to below
Attention: JPMorgan Chase Bank, National Association, as Administrative Agent
Dear Sirs:
We have acted as special Netherlands legal counsel to each of Chicago Bridge & Iron Company N.V. (the “Company”) and Chicago Bridge & Iron Company B.V. (“CB&I B.V.”; together with the Company, the “Companies”), each with its registered office in Amsterdam, with respect to certain matters of Netherlands law relating to the Third Amended and Restated Credit Agreement, dated the date hereof (the “Credit Agreement”) among the Company; CB&I B.V. and certain other subsidiaries of the Company as Subsidiary Borrowers; certain financial institutions named therein as Lenders; JPMorgan Chase Bank, National Association, as Administrative Agent; Bank of America, National Association, as Syndication Agent; [                    ] as Documentation Agents; and J.P. Morgan Securities Inc. and Bank of America Securities LLC as Joint Lead Arrangers and Joint Book Runners.
In arriving at the opinions expressed below, we have examined and relied on the following documents:
a.	an executed copy of the Credit Agreement furnished to us by yourselves;
b.
an excerpt, dated July 14, 2010, of the registration of the Company in the Trade Register of the Chamber of Commerce of Amsterdam (the “Trade Register”), confirmed to us to be unchanged in all respects material for rendering this opinion by telephone communication from the Trade Register on the date hereof (the “Company Excerpt”);

c.	a copy of the deed of incorporation (akte van oprichting) of the Company, dated November 22, 1996 (the “Company Deed of Incorporation”);
d.
a copy of the articles of association (statuten) of the Company, represented by the management of the Company to be a true and correct copy of the articles of association of the Company as in force on the date hereof (the “Company Articles”);

e.
an excerpt, dated July 14, 2010, of the registration of CB&I B.V. in the Trade Register, confirmed to us to be unchanged in all respects material for rendering this opinion by telephone communication from the Trade Register on the date hereof (the “CB&I B.V. Excerpt”; together with the Company Excerpt, the “Excerpts”);

f.	a copy of the deed of incorporation (akte van oprichting) of CB& I B.V., dated March 17, 1997 (the “CB&I B.V. Deed of Incorporation”);

July 23, 2010

g.
a copy of the articles of association (statuten) of CB&I B.V., represented by the management of the Company to be a true and correct copy of the articles of association of CB&I B.V. as in force on the date hereof (the “CB&I B.V. Articles”);

h.
a written resolution of the Board of Directors (directie) of the Company, reflecting the approval of the execution, delivery and performance by the Company of the Credit Agreement (the “Company Management Board Resolutions”);

i.
a written resolution of the Supervisory Board (raad van commissarissen) of the Company, reflecting the approval of the execution, delivery and performance by the Company of the Credit Agreement (the “Supervisory Board Resolutions”);

j.
written resolutions of the Board of Directors (directie) of CB&I B.V., reflecting the approval of the execution, delivery and performance by CB&I B.V. of the Credit Agreement (the “CB&I B.V. Management Board Resolutions”; together with the Company Management Board Resolutions the “Management Board Resolutions”);

k.	a copy of a directors certificate of the Company, dated July 21, 2010, signed by CB&I B.V., the sole director of the Company (the “Company Management Certificate”);
l.
a copy of a directors certificate of CB& I B.V., dated July 21, 2010, signed by a director of CB&I B.V. (the “CB& I B.V. Management Certificate”; together with the Company Management Certificate, the “Management Certificates”); and

m.	a resolution of the sole shareholder of CB&I B.V., approving the execution, delivery and performance of the Credit Agreement by CB&I B.V. (the “Shareholders Resolution”).
Capitalized terms used but not defined in this opinion are used herein as they are defined or used in the Credit Agreement.
In examining and describing the documents listed at a. through m. above and in giving the opinions stated below, we have, with your permission, assumed the following:
(i)	the genuineness of all signatures on all documents;
(ii)	the authenticity and completeness of all documents submitted to us as originals and the conformity to authentic originals of all conformed, copied, faxed or specimen documents;

July 23, 2010

(iii)	that all information supplied to us orally by public officials and all certificates of public officials submitted to us are true and correct in all respects;
(iv)	the reliability of all search results obtained by electronic data transmission and the accuracy of the results of any printed or computer search of offices of public record;
(v)
that the information set forth in each of the Excerpts is true and correct as of the date hereof. Although not constituting conclusive evidence thereof, this assumption is supported by telephonic inquiries made to the Trade Register today;

(vi)
that the Company Articles are the articles of association (statuten) of the Company as in force on the date hereof. Although not constituting conclusive evidence thereof, this assumption is supported by the fact that the date of the last amendment to the articles of association of the Company as shown on the Company Excerpt corresponds with the date shown in the Company Articles as the last date of amendment of the articles of association of the Company;

(vii)
that the CB&I B.V. Articles are the articles of association (statuten) of CB&I B.V. as in force on the date hereof. Although not constituting conclusive evidence thereof, this assumption is supported by the fact that the date of the last amendment to the articles of association of CB&I B.V. as shown on the CB&I B.V. Excerpt corresponds with the date shown in the CB&I B.V. Articles as the last date of amendment of the articles of association of CB&I B.V.;

(viii)
that none of the Management Board Resolutions, the Supervisory Board Resolutions or the Shareholders Resolutions have been or will be revoked, amended, declared null and void (nietig verklaard) or rescinded (vernietigd);

(ix)
that the Company Deed of Incorporation is a notarial deed (authentieke akte), that the contents thereof are correct and complete and that there are no defects in the incorporation of the Company, not appearing on the face of the Company Deed of Incorporation, on the basis of which a court might dissolve the Company;

(x)
that the CB& I B.V. Deed of Incorporation is a notarial deed (authentieke akte), that the contents thereof are correct and complete and that there are no defects in the incorporation of CB& I B.V., not appearing on the face of the CB&I B.V. Deed of Incorporation, on the basis of which a court might dissolve CB&I B.V.;

(xi)
that neither of the Companies has passed a resolution to voluntarily dissolve (ontbinden), merge (fuseren) or de-merge (splitsen) and no petition has been presented to or order made by a court for the bankruptcy (faillissement) or moratorium of payment (surséance van betaling) of either of the Companies and no receiver, trustee, administrator (bewindvoerder) or similar officer has been appointed in respect of either of the Companies or their respective assets and that no decision has been taken to dissolve (ontbinden) either of the Companies by (i) the competent Chamber of Commerce under Article 19a Book 2 of the Dutch Civil Code or (ii) the competent District Court (rechtbank) under Article 21 Book 2 of the Dutch Civil Code. Although not constituting conclusive evidence thereof, this assumption is supported by information obtained by telephone today from (i) the Bankrupty Clerk’s Office (faillissementsgriffie) of the District Court (rechtbank) of Amsterdam (being the competent bankruptcy court in respect of each of the Companies in view of their corporate seats being at Amsterdam) and (ii) the Trade Register;

July 23, 2010

(xii)
that each party to the Credit Agreement (other than the Companies) has been duly incorporated and organized and is validly existing and in good standing (where such concept is legally relevant) under the laws of its jurisdiction of incorporation and of the jurisdiction of its principal place of business;

(xiii)
(i) that the Credit Agreement has been duly authorized and validly executed and delivered by all parties thereto (other than the Companies) and (ii) that under any applicable law (other than insofar as the Companies are concerned the laws of The Netherlands) the Credit Agreement constitutes the valid and binding obligation of each of the parties thereto, enforceable against each of such parties in accordance with its terms;

(xiv)
that neither the Credit Agreement nor any of the transactions contemplated thereby or connected therewith (whether individually or seen as a whole) are or will result in a breach of the laws of any relevant jurisdiction other than that of The Netherlands (including for the avoidance of doubt the tax laws of any such jurisdiction) or are intended to avoid the applicability or the consequences of such laws in a manner that is not permitted thereunder;

(xv)	that all the factual statements contained in the Management Certificates are true and correct as of the date hereof;
(xvi)
that all necessary licenses, authorizations, permissions, consents and exemptions by or from any public or semipublic authority or agency of any country other than The Netherlands (“Governmental Authorizations”), and all payments of stamp duties or other taxes under the laws of any country other than The Netherlands, which may be required in connection with the execution, delivery and performance by the parties thereto of the Credit Agreement and any transaction contemplated therein, have been obtained or made and in the case of Governmental Authorizations are in full force and effect;

(xvii)	that under the laws of the State of Illinois to which the Credit Agreement is expressed to be subject, and under all other relevant laws (other than those of The Netherlands):
(a)	the choice of the laws of the State of Illinois as the governing law of the Credit Agreement is a valid and binding choice of law; and
(b)
the submission by the Companies to the exclusive jurisdiction of the state or federal courts located in Chicago, Illinois, in or pursuant to the Credit Agreement is valid and binding upon each of the Companies;

July 23, 2010

(xviii)	that there are no dealings between the parties thereto that affect the Credit Agreement; and
(xix)
that at the time of execution of the Shareholders Resolution (a) Lealand Finance B.V. was the sole shareholder of CB&I B.V., (b) none of the shares in the capital of CB&I B.V. were subject to any pledge or usufruct pursuant to which voting rights were transferred to the pledgee or usufructuary and (c) no depositary receipts (certificaten) had been issued with respect to the shares of CB&I B.V. with the cooperation of CB&I B.V.

We have undertaken no independent factual investigation in connection with the opinions expressed herein or the transactions contemplated by the Credit Agreement other than to review the documents listed at a. through m. above. Specifically, we have relied as to factual matters on our review of the documents listed at a. through m. above and on the factual assumptions made herein. Our examination referred to above has been limited to the face of the documents and we have not examined the meaning and effect of any document governed by a law other than Dutch law.
Except as specifically mentioned herein, we have not conducted or caused to be conducted any searches, investigations or reviews relating to any judgment, rule, regulation, order, encumbrance, lien or third-party interest to which either of the Companies is subject or by which their respective properties and assets are bound or any litigation or governmental proceedings commenced, pending or threatened against or affecting either of the Companies or their respective properties, interests, rights, assets or undertakings.
We have not been concerned with investigating or verifying the completeness or accuracy of the facts, representations and warranties set out in the Credit Agreement (except to the extent specifically set forth herein) and to the extent that the accuracy of such facts and warranties or of any facts stated in any other document on which we have relied in giving this opinion is relevant to the contents of this opinion, we have (except to the extent specifically set forth herein) assumed that such facts are correct.
We do not express an opinion on matters of fact; matters of international law, including, without limitation, the laws of the European Union except to the extent the laws of the European Union have direct force and effect in The Netherlands; anti-trust law; or any matter of taxation. No opinion is given on commercial, accounting or non-legal matters or on the ability of the parties to meet their financial obligations under the Credit Agreement.

July 23, 2010

Based on the foregoing, and subject to any facts, circumstances or documents not disclosed to us, and subject to the further limitations, qualifications, assumptions, exclusions and exceptions set forth herein, we are of the opinion that:
A.
The Company has been duly incorporated and is validly existing as a limited liability company (naamloze vennootschap) under the laws of The Netherlands. CB&I B.V. has been duly incorporated and is validly existing as a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) under the laws of The Netherlands.

B.
Each of the Companies has the corporate power and corporate authority to execute and deliver the Credit Agreement and to perform its contractual obligations thereunder. The execution, delivery and performance by each of the Companies of the Credit Agreement have been duly authorized by all requisite corporate action on the part of such Company. The Credit Agreement has been duly executed and delivered by each of the Companies.

C.
Neither (i) the execution and delivery by each of the Companies of the Credit Agreement nor (ii) the performance by each of the Companies of its contractual obligations under the Credit Agreement, requires any consent, approval or authorisation of any national governmental or regulatory authority of The Netherlands.

D.
Under the laws of The Netherlands, there is no requirement that the Credit Agreement or any other document be filed or registered, or that any similar formalities be complied with, in any public office in The Netherlands in order to ensure the validity, binding effect or enforceability of the Credit Agreement against each of the Companies in legal proceedings in The Netherlands or the admissibility into evidence of the Credit Agreement in such proceedings.

E.
Neither (i) the execution and delivery by each of the Companies of the Credit Agreement nor (ii) the performance by each of the Companies of its contractual obligations under the Credit Agreement, violates or conflicts with the provisions of any published law, rule or regulation of general application of The Netherlands. Neither (i) the execution and delivery by the Company of the Credit Agreement nor (ii) the performance by the Company of its contractual obligations under the Credit Agreement, violates or conflicts with any of the provisions of the Company Articles. Neither (i) the execution and delivery by CB& I B.V. of the Credit Agreement nor (ii) the performance by CB& I B.V. of its contractual obligations under the Credit Agreement, violates or conflicts with any of the provisions of the CB& I B.V. Articles.

F.
The choice of the laws of the State of Illinois as the law governing the Credit Agreement is valid and binding upon each of the Companies under the laws of The Netherlands, and accordingly the Credit Agreement constitutes, in a proceeding before the courts of The Netherlands duly applying the laws of the State of Illinois, the valid and legally binding obligation of each of the Companies, enforceable against each of the Companies in accordance with its terms, subject to such exceptions to the legal, valid and binding obligation thereof and to the enforceability thereof as exist under the laws of the State of Illinois.

July 23, 2010

G.
The submission by the Companies to the exclusive jurisdiction of the state or federal courts located in Chicago, Illinois, pursuant to Section 11.13(A) of the Credit Agreement, is valid and binding upon each of the Companies under the laws of The Netherlands, insofar as the laws of The Netherlands are applicable, except that such submission to jurisdiction will not be given effect with respect to claims for relief in summary proceedings (kort geding) before the provisional remedies judge (voorzieningenrechter) of a competent court in The Netherlands.

H.
In the absence of an applicable treaty between The Netherlands and the United States of America, a judgment rendered by a court in the State of Illinois will not be directly enforceable in The Netherlands. In order to obtain a judgment which is enforceable in The Netherlands, the claim must be reheard on its merits before a competent court in The Netherlands. However (i) a final judgment (which is a judgment not subject to being contested by appeal or other means) for the payment of money (other than a judgment for the payment of a fine or penalty or for the payment of punitive damages, as to which we express no opinion) rendered against a Company, in respect of a breach by that Company of its payment obligations under the Credit Agreement by a state or federal court located in Chicago, Illinois, acting pursuant to the acceptance by the relevant Company of the exclusive jurisdiction of such court pursuant to Section 11.13(A) of the Credit Agreement, will under current practice be recognised by a Dutch court if (1) such judgment results from proceedings compatible with Dutch concepts of due process, (2) such judgment and its enforcement do not violate the public policy of The Netherlands, (3) the court that rendered such judgment (x) had jurisdiction under the relevant laws applicable in the State of Illinois and (y) did not assume jurisdiction on grounds incompatible with internationally recognised principles in respect of jurisdictional matters and (4) such judgment does not conflict with any other final judgment rendered between the same parties and (ii) the court in The Netherlands that so recognises a judgment granted against a Company as described in clause (i) of this sentence will under current practice generally grant the same monetary relief (other than a judgment for the payment of a fine or penalty or for the payment of punitive damages, as to which we express no opinion) set forth in such judgment without the necessity for relitigation on the merits.

The opinions expressed herein are subject to the following exceptions, limitations, qualifications and assumptions:
(i)
The use of the terms “enforceable”, “enforceability”, “valid”, “binding” and “effective” where used in paragraphs A. through H. above means that the obligations assumed by the relevant party under the relevant agreement are of a type which Dutch law generally recognizes or enforces; it does not mean that these obligations will necessarily be enforced in all circumstances in accordance with their terms. In particular, enforcement before the courts of The Netherlands will in any event be subject to the matters set forth in paragraphs (ii) through (xviii) below.

July 23, 2010

(ii)
The opinions expressed herein may be affected or limited by and are subject in all respects to the provisions of applicable law concerning bankruptcy (faillissement), insolvency, fraudulent conveyance (actio Pauliana), preferential transfers (e.g. Article 47 Faillissementswet), moratorium (surséance van betaling), setoff, abatement (matiging), counterclaim, statute of limitations (verjaring) and compulsory dissolution (ontbinding), and other laws now or hereafter in effect, relating to or affecting the rights and remedies of creditors generally.

(iii)
The rights and obligations of the parties to the Credit Agreement are, to the extent that the laws of The Netherlands are applicable and also possibly in the event that enforcement by a court in The Netherlands of the Credit Agreement, or of a judgment rendered against either of the Companies based on the Credit Agreement, is sought, subject to the principles of reasonableness and fairness (beginselen van redelijkheid en billijkheid), which under Dutch law govern the relationship between the parties to a contract and which in certain circumstances may limit or preclude the reliance on, or enforcement of, contractual terms and provisions.

(iv)	The enforcement in The Netherlands of the Credit Agreement would be subject to the rules of civil procedure as applied by the Dutch courts.
(v)	Specific performance (reële executie) and other remedies analogous to common law equitable remedies such as injunctive relief may not always be available under Dutch law.
(vi)	A provision which stipulates that certain documents constitute conclusive evidence may not be enforceable in all circumstances.
(vii)
Under Article 109, Book 6, of the Dutch Civil Code the court has the power under certain circumstances to reduce the amount of damages that would otherwise be payable by a party to an agreement for failure to comply with the provisions of such agreement.

(viii)
If a specific provision in the Credit Agreement permits concurrent proceedings to be brought in different jurisdictions at the same time relating to the same subject matter such provision may not be enforceable in The Netherlands.

(ix)
Article 242 of the Dutch Code of Civil Procedure may limit the enforcement in proceedings before a Dutch court of contractual provisions providing for indemnification for attorney’s fees and collection costs (buitengerechtelijke kosten).

July 23, 2010

(x)
Under Dutch law each power of attorney (volmacht) or mandate (lastgeving) (including all appointments of process agents or other agents or attorneys-in-fact), whether or not by its terms stated to be irrevocable, granted by either of the Companies, expressly or by implication, in the Credit Agreement will terminate without notice by force of law upon bankruptcy of such Company or, as the case may be, of the person to whom the power of attorney (volmacht) or mandate (lastgeving) is granted.

(xi)
Powers of attorney granted by either of the Companies can only be exercised with the cooperation of the court-appointed administrator (bewindvoerder) in the event such Company is granted a suspension of payments (surséance van betaling).

(xii)
The validity of the Credit Agreement may be affected by the provisions of Sections 3:45-3:48 of the Dutch Civil Code (to which Sections 42 through 45 of the Dutch Bankruptcy Act correspond in case of bankruptcy). These provisions grant to creditors, including future creditors, and the receiver in bankruptcy (curator), the right to challenge the validity of certain transactions if (i) such transactions are entered into by a debtor without a legal obligation to do so, (ii) the rights of one or more present or future creditors of the debtor are thereby prejudiced and (iii) at the time such transaction was entered into the debtor knew or reasonably should have known that the rights of one or more other present or future creditors of the debtor would be prejudiced by such transaction.

(xiii)
The opinions expressed in paragraph F. above are subject to the following exceptions and qualifications: (1) The choice of the laws of the State of Illinois as the law governing the Credit Agreement will not be recognized as valid and binding under the laws of The Netherlands, insofar as the laws of The Netherlands are applicable, to the extent that (a) any provision of the Credit Agreement or (b) any provision of the laws of the State of Illinois applicable to the Credit Agreement, is manifestly incompatible with the public policy of The Netherlands. (2) Regardless of the law which the parties to a contract have chosen as the governing law with respect thereto, a court of The Netherlands may give effect to mandatory rules of the laws of another jurisdiction with which the situation has a close connection, if and insofar as under the laws of that other jurisdiction those rules must be applied regardless of the law which would otherwise be applicable. (3) Regardless of the law which the parties to a contract have chosen as the governing law with respect thereto, the courts of The Netherlands will apply the laws of The Netherlands in a situation where under Dutch law application of such laws is mandatory. (4) The courts of The Netherlands will take into account the law of the country in which performance of an obligation occurs or is to occur in relation to (a) the manner of performance of such obligation and (b) the measures required to be taken by the obligee in the event of failure to perform such obligation.

July 23, 2010

(xiv)
The service of process against either of the Companies other than by personal delivery by a bailiff of the Dutch courts (gerechtsdeurwaarder) may not be considered by a Dutch court to constitute valid service of process, notwithstanding any provision to the contrary in the Credit Agreement.

(xv)
Any provision of the Credit Agreement stating that the rights and obligations thereunder shall bind or enure to the benefit of any assignee of any party thereto may not be enforceable in The Netherlands in the absence of further agreements to that effect with such assignee.

(xvi)
Any provisions of the Credit Agreement providing for indemnification by a Company of any other party, or for waiver by a Company of any claim against another party, will not be enforceable under the laws of The Netherlands to the extent that as a result of enforcement of such provision a party to the Credit Agreement other than a Company would not be liable for, or would be entitled to indemnification for, such other party’s own intentional misconduct (opzet) or gross negligence (grove schuld).

(xvii)
Dutch law does not recognize the concept of ownership of property by a trustee for the benefit of third persons. Accordingly, any trusts purported to be created pursuant to any provision of the Credit Agreement would not be recognized under the laws of The Netherlands and would not be enforced in legal proceedings before a court in The Netherlands.

(xviii)
Under the laws of The Netherlands an agreement by a company may be void on the grounds of ultra vires if it is not in the interest of the company to enter into such agreement, even if the agreement clearly falls within the scope of the literal wording of the objects clause of the company’s articles of association. While the case law on this issue is limited, a guarantee of, assumption of liability for, or granting of other security for, obligations of companies other than direct or indirect majority-owned subsidiaries of the company issuing a guarantee or granting other security may be particularly vulnerable to challenge on this grounds. In the present case we assume that CB&I B.V. may derive benefits from the transactions contemplated by the Credit Agreement, taken as a whole. Whether such benefit is sufficient to make entering into the Credit Agreement by CB&I B.V. in its “corporate interest” is a highly fact-specific question on which we express no opinion. We note that in any event the objects clause included in the CB&I B.V. Articles does specifically include the granting of security and issuance of guarantees for the benefit of group companies and third parties in general, including companies other than direct or indirect majority-owned subsidiaries of CB&I B.V.

July 23, 2010

We express no opinion concerning
[a]	the validity, enforceability or effectiveness in proceedings in the courts of The Netherlands of any security interest purported to be created by the Credit Agreement;
[b]
the provisions of Section 10.3 (e), (h) and (k) of the Credit Agreement, of the last sentence of Section 10.3 of the Credit Agreement and of Section 10.4 of the Credit Agreement insofar as pursuant to those provisions the Company purports to waive any defenses available to it pursuant to mandatory provisions of Dutch law;

[c]	the enforceability in proceedings before the Dutch courts of the second sentence of Section 11.13(B) of the Credit Agreement; or
[d]	the provisions of the second sentence of Section 11.15 of the Credit Agreement, to the extent such provision relates to liens and security interests created by Dutch law.
This opinion speaks as of the date hereof, and we make no undertaking to supplement such opinions if facts and circumstances (including, without limitation, amendments to the Credit Agreement) come to our attention, or changes in the law occur, which could affect such opinion.
This opinion:
1.
expresses and describes Dutch legal concepts in English and not in their original Dutch terms; these concepts may not be identical to the concepts described by the English translations; this opinion may therefore be relied upon only on the express conditions (x) that such opinion and any issues of interpretation or liability arising thereunder shall be governed by, and that all words and expressions used herein shall be construed and interpreted in accordance with, the laws of The Netherlands and (y) that any issues of interpretation or liability arising hereunder shall also be governed by Dutch law and shall be brought exclusively before a Dutch court;

2.	is strictly limited to the matters set forth herein and no opinion may be inferred or implied beyond that expressly stated herein; and
3.
is furnished as of its date pursuant to Section 5.1(v) of the Credit Agreement and may be relied upon solely by the addressees hereof and may not be relied upon by or furnished, circulated or quoted to, or used or referred to or filed with, any other person, or by any person in any other context, without our express written consent. A copy may, however, be provided to (i) your legal advisers solely for the purpose of the Credit Agreement and of giving their opinions in connection therewith and subject to the restrictions set forth in this paragraph 3, (ii) bank examiners and regulators in connection with their review of your activities and (iii) prospective participants and assignees under the Credit Agreement subject to the restrictions set forth in this paragraph 3.

July 23, 2010

We express no opinion on any laws other than the law of The Netherlands as it stands and has been interpreted in printed case law of the courts of The Netherlands as of the date of this opinion. In particular, without limiting the generality of the foregoing we express no opinion concerning whether or under what circumstances or with what result a court sitting outside The Netherlands would or might apply Dutch law.
This opinion is given on behalf of Baker & McKenzie Amsterdam N.V. and not on behalf of or by any other office or associated firm of the Swiss Verein Baker & McKenzie International. In this opinion the expressions “we”, “us”, “our” and like expressions should be construed accordingly.
Yours sincerely,
Baker & McKenzie Amsterdam N.V.

July 23, 2010

EXHIBIT E-3
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
List of Closing Documents

$1,100,000,000
CREDIT FACILITY
TO
CHICAGO BRIDGE & IRON COMPANY N.V.
July 23, 2010
LIST OF CLOSING DOCUMENTS6
LOAN AND SECURITY DOCUMENTS
Third Amended and Restated Credit Agreement (the “Credit Agreement”) by and among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company”), and one or more subsidiaries of the company (whether now existing or hereafter formed, the “Subsidiary Borrowers”; together with the Company, the “Borrowers”), the institutions from time to time parties thereto as lenders (the “Lenders”), and JPMorgan Chase Bank, National Association, in its capacity as contractual representative capacity (the “Administrative Agent”), evidencing a $1,100,000,000 revolving credit facility to the Borrowers from the Lenders.
EXHIBITS

EXHIBIT A-1	—	Commitments
EXHIBIT A-2	—	Issuing Banks
EXHIBIT A-3	—	Mandatory Costs
EXHIBIT B	—	Form of Borrowing/Election Notice
EXHIBIT C	—	Form of Request for Letter of Credit
EXHIBIT D	—	Form of Assignment and Acceptance Agreement
EXHIBIT E-1	—	Form of Company’s US Counsel’s Opinion
EXHIBIT E-2	—	Form of Company’s Foreign Counsel’s Opinion
EXHIBIT E-3	—	List of Closing Documents
EXHIBIT E-4	—	Form of Counsel’s Opinion for Subsidiary Borrowers
EXHIBIT F	—	Form of Officer’s Certificate

[6]	Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement, as applicable.

July 23, 2010

EXHIBIT G	—	Form of Compliance Certificate
EXHIBIT H	—	Form of Subsidiary Guaranty
EXHIBIT I	—	Form of Revolving Loan Note
EXHIBIT J	—	Form of Assumption Letter
EXHIBIT K	—	Form of Designation Agreement
EXHIBIT L	—	Form of Commitment and Acceptance
SCHEDULES

SCHEDULE 1.1.1	Permitted Existing Indebtedness
SCHEDULE 1.1.2	Permitted Existing Investments
SCHEDULE 1.1.3	Permitted Existing Liens
SCHEDULE 1.1.4	Permitted Existing Contingent Obligations
SCHEDULE 1.1.5	Material Subsidiaries and Foreign Subsidiaries that are not Excluded Foreign Subsidiaries
SCHEDULE 3.2	Transitional Letters of Credit
SCHEDULE 6.4	Pro Forma Financial Statements
SCHEDULE 6.7	FTC Litigation
SCHEDULE 6.8	Subsidiaries
SCHEDULE 6.9	Pensions and Post-Retirement Plans
SCHEDULE 6.17	Environmental Matters
SCHEDULE 7.3(N)	Subsidiary Covenants
SCHEDULE 7.3(S)	Permitted Restricted Payments
•	Annex I Joinder to the Subsidiary Guaranty, executed by certain new Subsidiary Guarantors.
•	Reaffirmation (the “Reaffirmation”) executed by each of the Subsidiary Guarantors, in favor of the Administrative Agent.
•
Revolving Loan Notes executed by each Borrower in favor of any Lender which has requested a note pursuant to Section 2.12 of the Credit Agreement in the aggregate principal amount of each such Lender’s Commitment under the Credit Agreement.

• CORPORATE DOCUMENTS
•
Certificates of the Secretary or Assistant Secretary of each of the Borrowers certifying: (i) the resolutions of the Board of Directors (or other similar governing body) of such Borrower authorizing, inter alia, the execution, delivery and performance of each document to which it is a party; and the names and true signatures of the incumbent officers of such Borrower authorized to sign the documents to which it is a party and authorized to request Advances or Letters of Credit under the Credit Agreement, and (ii) with respect to any Borrower that is organized under the laws of any State in the United States of America, a copy of the By-laws for such Borrower.

July 23, 2010

•	Articles of Incorporation of each Borrower certified as of recent date by the appropriate governmental officer in the jurisdiction of incorporation for each such Borrower.
•	Good Standing Certificate for each Borrower certified as of recent date by the appropriate governmental officer in the jurisdiction of incorporation for each such Borrower.
• OPINIONS
•	Opinion of General Counsel of the Borrowers and the Subsidiary Guarantors with respect to the Credit Agreement and the Reaffirmation.
•	Opinion of Dutch Counsel of the Company with respect to the Credit Agreement.
• CLOSING CERTIFICATES AND MISCELLANEOUS
•
Officer’s Certificate of the Company certifying that on the closing date and initial Borrowing Date (a) all the representations in the Credit Agreement are true and correct (unless such representation and warranty is made as of a specific date, in which case, such representation and warranty shall be true and correct as of such date), (b) no Default or Unmatured Default has occurred and is continuing and (c) there exists no injunction or temporary restraining order which would prohibit the making of the Loans, the issuance of the Letters of Credit or the consummation of the other transactions contemplated by the Loan Documents or any litigation seeking such an injunction or restraining order.

EXHIBIT E-4
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Form of Counsel’s Opinion for Subsidiary Borrowers
See Exhibit E-1

July 23, 2010

EXHIBIT F
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Form of Officer’s Certificate
I, the undersigned, hereby certify that I am the                      of CHICAGO BRIDGE & IRON COMPANY B.V., which is the Managing Director of Chicago Bridge & Iron Company, N.V., a corporation duly organized and existing under the laws of the Kingdom of the Netherlands (the “Company”). Capitalized terms used herein and not otherwise defined herein are as defined in that that certain Third Amended and Restated Credit Agreement dated as of July 23, 2010 by and among the Company, the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto as lenders (the “Lenders”) and JPMorgan Chase Bank, N.A., as contractual representative for itself and the other Lenders (the “Administrative Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
I further certify on behalf of the Company, that as of the date hereof, to the best of my knowledge, after diligent inquiry of all relevant persons at the Company and its respective Subsidiaries, no Default or Unmatured Default exists [other than the following (describe the nature of the Default or Unmatured Default and the status thereof)].
IN WITNESS WHEREOF, I hereby subscribe my name on behalf of the Company on this _____ day of                     , _____.

CHICAGO BRIDGE & IRON COMPANY N.V. By: Chicago Bridge & Iron Company B.V., its Managing Director

By:

Title:

EXHIBIT G
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Form of Compliance Certificate
Pursuant to Section 7.1(A)(iii) of that certain Third Amended and Restated Credit Agreement dated as of July 23, 2010 by and among Chicago Bridge & Iron Company N.V. (the “Company”), the Subsidiary Borrowers from time to time parties thereto (together with the Company, collectively, the “Borrowers”), the financial institutions from time to time parties thereto as lenders (the “Lenders”), and JPMorgan Chase Bank, N.A., as contractual representative for itself and the other Lenders (the “Administrative Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Company, through the undersigned                                          of Chicago Bridge & Iron Company B.V., hereby delivers to the Administrative Agent [, together with the financial statements being delivered to the Administrative Agent pursuant to Section 7.1(A) of the Credit Agreement,] this Compliance Certificate (the “Certificate”) [for the accounting period from                     , 20___ to                     , 20___] (the “Accounting Period”). Capitalized terms used herein shall have the meanings set forth in the Credit Agreement. Subsection references herein relate to subsections of the Credit Agreement.
THE UNDERSIGNED HEREBY CERTIFIES THAT:
1. I am the duly elected                                          of Chicago Bridge & Iron Company B.V., which is the Managing Director of the Company;
2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrowers and their respective Subsidiaries during the Accounting Period covered by the attached financial statements;
3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the Accounting Period covered by the attached financial statements or as of the date of this Certificate [except as set forth below]; and
4. Schedule I attached hereto sets forth financial data and computations evidencing the Borrowers’ compliance with certain covenants of the Credit Agreement, all of which data and computations are true, complete and correct.

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of                     , 20___.
The Company hereby certifies on behalf of itself and the other Borrowers that the information set forth herein and on the attached Schedule I hereto is accurate as of                     , _____, to the best of the undersigned officer’s knowledge, after diligent inquiry, and that the financial statements delivered herewith present fairly the financial position of the Borrowers and their respective Subsidiaries at the dates indicated and the results of their operations and changes in their financial position for the periods indicated in conformity with Agreement Accounting Principles, consistently applied.
Dated                     , __

CHICAGO BRIDGE & IRON COMPANY N.V. By: Chicago Bridge & Iron Company B.V., its Managing Director

By:

Name:
Title:

SCHEDULE I
to
COMPLIANCE CERTIFICATE

I.	FINANCIAL COVENANTS

A.	MAXIMUM LEVERAGE RATIO (Section 7.4(A))

	(1)	Adjusted Indebtedness			$___________

	(2)	EBITDA

		(a)	Net Income		$___________

		(b)	Interest Expense	+	$___________

		(c)	Taxes	+	$___________

		(d)	Non-recurring non-cash charges (excluding any such charge to the extent it becomes a cash charge)	+	$___________

		(e)	Extraordinary losses incurred other than in the ordinary course of business	+	$___________

		(f)	Non-recurring non-cash credits	-	$___________

		(g)	Extraordinary gains realized other than in the ordinary course of business	-	$___________

(h)	Joint venture cash distributions
			(i.e. cash distributions actually received by the Company or any Subsidiary from any Person (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest)	+	$___________

		(i)	Equity Income (i.e. the net earnings of any Person (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest)	-	$___________

		(j)	EBIT	=	$___________

		(k)	Depreciation	+	$___________

		(l)	Amortization	+	$___________

		(m)	Non-cash compensation expenses under stock option plans	+	$___________

		(n)	EBITDA	=	$___________

	(3)	“Leverage Ratio” (Ratio of item (1) to (2)(n))			______ to 1.00

	(4)	Maximum Leverage Ratio			2.50 to 1.00

B.	PRICING RATIO (Section 7.4(A))

	(1)	Adjusted Indebtedness			$___________

	(2)	EBITDA (see A.(2)(n) above)			____________

	(3)	“Pricing Ratio” (Ratio of item (1) to (2))			______ to 1.00

C.	MINIMUM FIXED CHARGE COVERAGE RATIO (Section 7.4(B))

	(1)	Consolidated Net Income Available for Fixed Charges

		(a)	Net Income		$___________

		(b)	Extraordinary gains	-	$___________

		(c)	Extraordinary losses	+	$___________

		(d)	Other excluded earnings	-	$___________

		(e)	Consolidated Net Income	=	$___________

		(f)	Provisions for Income Taxes	+	$___________

		(g)	Consolidated Fixed Charges (item 2(c))	+	$___________

		(h)	Consolidated Net Income Available for Fixed Charges (item 1(e) plus 1(f) plus 1(g))	+	$___________

	(2)	Consolidated Fixed Charges

		(a)	Consolidated Long-Term Lease Rentals		$___________

		(b)	consolidated interest expense	+	$___________

		(c)	Consolidated Fixed Charges	=	$___________

	(3)	Fixed Charge Coverage Ratio (Ratio of (1)(h) to (2)(c)			_____ to 1.00

	(4)	Minimum Fixed Charge Coverage Ratio	1.75 to 1.00

D.	MINIMUM CONSOLIDATED NET WORTH (Section 7.4(C)).

	(1)	State whether Consolidated Net Worth (as defined) was less than [____________], plus fifty percent (50%) of the sum of Consolidated Net Income (if positive) calculated separately for each fiscal quarter commencing with the fiscal quarter ending on September 30, 2010, plus 75% of the amount by which stockholders’ equity of the Company is, in accordance with Agreement Accounting Principles, adjusted from time to time as a result of the issuance of any Equity Interests after June 30, 2010	Yes/No

II.	OTHER MISCELLANEOUS PROVISIONS

A.	SUBSIDIARY INDEBTEDNESS (Section 7.3(A))

	(1)	Aggregate principal amount of unsecured Indebtedness from Lealand Finance Company B.V. to any Subsidiary of the Company (other than a Subsidiary Guarantor) [Maximum: $50,000,000]	$____________

	(2)	Aggregate principal amount of other Indebtedness incurred by the Subsidiaries not otherwise permitted under Section 7.3(A) [Maximum: $20,000,000][Please attached a detailed schedule setting forth all such Subsidiary Indebtedness]	$____________

B.	ASSET SALES (Section 7.3(B))

	(1)	Aggregate book value of assets acquired from Pitt-Des Moines Inc. and identified in a ruling by the Federal Trade Commission requiring the divestiture of such assets [Maximum: $15,000,000]

	(2)	State whether any asset sales (other than (i) sales of inventory in the ordinary course of business, (ii) dispositions of obsolete equipment in the ordinary course, (iii) transfers of assets between the Company and its wholly-owned Subsidiaries or between wholly-owned Subsidiaries of the Company not otherwise prohibited by the Credit Agreement and (iv) Permitted Sale and Leaseback Transactions pursuant to Section 7.3(B)(iv)), have occurred.	Yes/No

	(3)	If yes, attach as a schedule hereto the details of such asset sales and calculation of compliance with Section 7.3(B)(vi).

C.	INVESTMENTS (Section 7.3(D))

	(1)	Aggregate amount of Investments in joint ventures (other than Subsidiaries) and nonconsolidated Subsidiaries [Maximum: $200,000,000]	$____________

	(2)	Aggregate amount of Investments not otherwise permitted under Sections 7.3(D)(i) through (ix) [Maximum: $20,000,000]	$____________

D.	RESTRICTED PAYMENTS (Section 7.3(S))

	(1)	Aggregate amount of Restricted Payments made or paid by the Company or any Subsidiary during the twelve month period then ended [Maximum: $100,000,000]	$____________

E.	MATERIAL SUBSIDIARY CALCULATIONS (Sections 7.2(K) and 7.3(Q))

Material Subsidiaries

	(3)	Set forth below is a list of all Material Subsidiaries of the Company and each other Subsidiary of the Company that guarantees Indebtedness of the Company. Also set forth below is an indication of whether such Subsidiaries are parties to the Subsidiary Guaranty.

Signatory to
Subsidiary Guaranty
Name of Material Subsidiaries and Jurisdiction of Formation	(Yes/No)
Yes
Yes

EXHIBIT H
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Form of Subsidiary Guaranty
Attached

SUBSIDIARY GUARANTY
THIS SUBSIDIARY GUARANTY (this “Guaranty”) is made as of the 22nd day of August, 2003, by CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation, CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation, CB&I TYLER COMPANY, a Delaware corporation, CB&I CONSTRUCTORS, INC., a Texas corporation, CBI SERVICES, INC., a Delaware corporation, HORTON CBI, LIMITED, a corporation organized under the laws of Canada, CBI VENEZOLANA, S.A., a corporation organized under the laws of the Republic of Venezuela, CBI EASTERN ANSTALT, a corporation organized under the laws of the Principality of Liechtenstein, CBI CONSTRUCTORS PTY, LTD., a corporation organized under the laws of the Commonwealth of Australia, LEALAND FINANCE COMPANY B.V., a corporation organized under the laws of the Kingdom of the Netherlands, CB&I (EUROPE) B.V., a corporation organized under the laws of the Kingdom of the Netherlands, ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD., a corporation organized under the laws of the Cayman Islands, ASIA PACIFIC SUPPLY CO., a corporation organized under the laws of Delaware, CBI COMPANY LTD., a corporation organized under the laws of Delaware, CBI CONSTRUCCIONES S.A., a corporation organized under the laws of Argentina, CBI CONSTRUCTORS LIMITED, a corporation organized under the laws of the United Kingdom, CBI HOLDINGS (U.K.) LIMITED, a corporation organized under the laws of England and Wales, CBI OVERSEAS, LLC, a limited liability company organized under the laws of Delaware, CENTRAL TRADING COMPANY, LTD., a corporation organized under the laws of Delaware, CHICAGO BRIDGE & IRON (ANTILLES) N.V., a corporation organized under the laws of Curacao, CHICAGO BRIDGE & IRON COMPANY B.V., a corporation organized under the laws of the Netherlands, CMP HOLDINGS B.V., a corporation organized under the laws of the Netherlands, PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD., a corporation organized under the laws of the Cayman Islands, HOWE-BAKER INTERNATIONAL, L.L.C., a limited liability company organized under the laws of Delaware, HOWE-BAKER ENGINEERS, LTD., a limited partnership organized under the laws of Texas, HOWE-BAKER HOLDINGS, L.L.C., a limited liability company organized under the laws of Delaware, HOWE-BAKER MANAGEMENT, L.L.C., a limited liability company organized under the laws of Delaware, HOWE-BAKER, L.P., a limited partnership organized under the laws of Texas, MATRIX ENGINEERING, LTD., a limited partnership organized under the laws of Texas, HBI HOLDINGS, L.L.C., a limited liability company organized under the laws of Delaware, HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C., a limited liability company organized under the laws of Delaware, A&B BUILDERS, LTD., a limited partnership organized under the laws of Texas, MATRIX MANAGEMENT SERVICES, L.L.C., a limited liability company organized under the laws of Delaware, CALLIDUS TECHNOLOGIES INTERNATIONAL, L.L.C., a limited liability company organized under the laws of Delaware, CALLIDUS TECHNOLOGIES, L.L.C., a limited liability company organized under the laws of Oklahoma, CONSTRUCTORS INTERNATIONAL, L.L.C., a limited liability company organized under the laws of Delaware, SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD., a corporation organized under the laws of the Cayman Islands, CB&I (NIGERIA) LIMITED, a corporation organized under the laws of Nigeria, CHICAGO BRIDGE & IRON (ESPANA) S.A., a corporation organized under the laws of Spain, CBI (PHILLIPINES) INC., a corporation organized under the laws of the Phillipines, CB&I JOHN BROWN LIMITED, a company organized under the laws of England, MORSE CONSTRUCTION GROUP, INC., a corporation organized under the laws of Washington, TPA HOWE-BAKER, LTD., a partnership organized under the laws of Texas, and CB&I HUNGARY HOLDING LIMITED LIABILITY COMPANY, a limited liability company organized under the laws of Hungary (collectively, the “Initial Guarantors” and along with any additional Subsidiaries which become parties to this Guaranty by executing a Supplement hereto in the form attached as Annex I, the “Guarantors”), in favor of the Administrative Agent under (and as defined in) the Credit Agreements referred to below;

WITNESSETH:
WHEREAS, CHICAGO BRIDGE & IRON COMPANY N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”) and the Subsidiary Borrowers (together with the Company, the “Borrowers”), the institutions from time to time parties thereto as lenders (the “Lenders”), BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, in its capacity as contractual representative for the Lenders (the “Administrative Agent”), have entered into (i) a certain Three-Year Credit Agreement dated as of August 22, 2003 (as the same may be amended, modified, supplemented and/or restated, and as in effect from time to time, the “3-Year Credit Agreement”), and (ii) a certain Five-Year Credit Agreement dated as of August 22, 2003 (as the same may be amended, modified, supplemented and/or restated, as in effect from time to time, the “5-Year Credit Agreement”, and, together with the 3-Year Credit Agreement, the “Credit Agreements”), providing, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations to be made by the Lenders to the Borrowers;
WHEREAS, it is a condition precedent to the initial extensions of credit by the Lenders under each of the Credit Agreements that each of the Guarantors execute and deliver this Guaranty, whereby each of the Guarantors shall guarantee the payment when due of all “Obligations” (as defined in the Credit Agreements), including, without limitation, all principal, interest and other amounts that shall be at any time payable by the Borrowers under the Credit Agreements or the other Loan Documents, and all Hedging Obligations to which any Lender shall be a counterparty (each a “Designated Hedging Agreement”); and
WHEREAS, in consideration of the direct and indirect financial and other support that one or more of the Borrowers has provided, and such direct and indirect financial and other support as the Borrowers may in the future provide, to the Guarantors, and in order to induce the Lenders and the Administrative Agent to enter into the Credit Agreements, each of the Guarantors is willing to guarantee the Obligations of the Borrowers under the Credit Agreements and the other Loan Documents and all Hedging Obligations under any Designated Hedging Agreements;
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
III. Definitions. Terms defined in the Credit Agreements and not otherwise defined herein have, as used herein, the respective meanings provided for therein. For purposes of this Guaranty, “3-Year Lenders” means all of the Lenders under the 3-Year Credit Agreement, and “5-Year Lenders” means all of the Lenders under the 5-Year Credit Agreement. “Lenders” means, collectively, all of the 3-Year Lenders and all of the 5-Year Lenders.

IV. Representations, Warranties and Covenants. Each of the Guarantors represents and warrants (which representations and warranties shall be deemed to have been renewed at the time of the making, conversion or continuation of any Loan or issuance of any Letter of Credit) that:
(1)
It is a corporation, partnership or limited liability company duly and properly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, and has all requisite authority to conduct its business as a foreign Person in each jurisdiction in which its business is conducted, except where the failure to have such requisite authority would not have a Material Adverse Effect.

(2)
It has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of this Guaranty and the performance by each of its obligations hereunder have been duly authorized by proper proceedings, and this Guaranty constitutes a legal, valid and binding obligation of each Guarantor, enforceable against such Guarantor, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

(3)
Neither the execution and delivery by it of this Guaranty, nor the consummation by it of the transactions herein contemplated, nor compliance by it with the terms and provisions hereof, will (i) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or its certificate or articles of incorporation or by-laws, limited liability company or partnership agreement (as applicable) or the provisions of any indenture, instrument or material agreement to which it is a party or is subject, or by which it, or its property, is bound, (ii) or conflict with or constitute a default thereunder, except such interference or default which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien in, of or on its property pursuant to the terms of any such indenture, instrument or material agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, is required to authorize, or is required in connection with the execution, delivery and performance by it of, or the legality, validity, binding effect or enforceability against it of, this Guaranty.

In addition to the foregoing, each of the Guarantors covenants that, so long as any Lender has any Commitment outstanding under either of the Credit Agreements or any amount payable under the Credit Agreements or any other Obligations or Hedging Obligations under Designated Hedging Agreements shall remain unpaid, it will, and, if necessary, will enable the Borrowers to, fully comply with those covenants and agreements of the Borrowers applicable to such Guarantor set forth in each of the Credit Agreements.

V. The Guaranty. Each of the Guarantors hereby unconditionally guarantees, jointly with the other Guarantors and severally, the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of (a) the Obligations and (b) all Hedging Obligations under the Designated Hedging Agreements, including, without limitation, (i) the principal of and interest on each Advance made to any of the Borrowers pursuant to the Credit Agreements, (ii) any Reimbursement Obligations of the Borrowers, (iii) all Hedging Obligations owing to any Lender or any affiliate of any Lender under any Designated Hedging Agreement and (iv) all other amounts payable by the Borrowers or any of their Subsidiaries under the Credit Agreements, any Designated Hedging Agreement and the other Loan Documents (all of the foregoing being referred to collectively as the “Guaranteed Obligations”). Upon failure by any Borrower or any of their Affiliates, as applicable, to pay punctually any such amount, each of the Guarantors agrees that it shall forthwith on demand pay such amount at the place and in the manner specified in the Credit Agreements, any Designated Hedging Agreement or the relevant Loan Document, as the case may be. Each of the Guarantors hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection.
VI. Guaranty Unconditional. The obligations of each of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:
(1)
any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations;

(2)
any modification or amendment of or supplement to either of the Credit Agreements, any Designated Hedging Agreement or any other Loan Document, including, without limitation, any such amendment which may increase the amount of, or the interest rates applicable to, any of the Obligations guaranteed hereby;

(3)
any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof, or any nonperfection or invalidity of any direct or indirect security for the Guaranteed Obligations;

(4)
any change in the corporate, partnership or other existence, structure or ownership of any Borrower or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower or any other guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of any Borrower or any other guarantor of any of the Guaranteed Obligations;

(5)
the existence of any claim, setoff or other rights which the Guarantors may have at any time against any Borrower, any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any holder of Obligations or any other Person, whether in connection herewith or in connection with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(6)
the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or any other invalidity or unenforceability relating to or against any Borrower or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreements, any Designated Hedging Agreement, any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by any Borrower or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations;

(7)
the failure of the Administrative Agent to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations, if any;

(8)
the election by, or on behalf of, any one or more of the holders of Obligations, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code;

(9)	any borrowing or grant of a security interest by any Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;
(10)
the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the holders of Obligations the Administrative Agent for repayment of all or any part of the Guaranteed Obligations;

(11)	the failure of any other Guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or
(12)
any other act or omission to act or delay of any kind by any Borrower, any other guarantor of the Guaranteed Obligations, the Administrative Agent, any holder of Obligations or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 4, constitute a legal or equitable discharge of any Guarantor’s obligations hereunder.

VII. Discharge Only Upon Payment In Full: Reinstatement In Certain Circumstances. Each of the Guarantors’ obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full in cash and the Commitments and all Letters of Credit issued under the Credit Agreements shall have terminated or expired. If at any time any payment of the principal of or interest on any Advance or Reimbursement Obligation or any other amount payable by the Borrower or any other party under the Credit Agreements, any Designated Hedging Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, each of the Guarantors’ obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.
VIII. General Waivers. Each of the Guarantors irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest, the benefit of any statutes of limitations and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Borrower, any other guarantor of the Guaranteed Obligations, or any other Person.
IX. Subordination of Subrogation; Subordination of Intercompany Indebtedness.
(1)
Subordination of Subrogation. Until the Guaranteed Obligations have been indefeasibly paid in full in cash, the Guarantors (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waive any right to enforce any remedy which the Issuing Banks, holders of the Guaranteed Obligations or the Administrative Agent now have or may hereafter have against any Borrower, any endorser or any guarantor of all or any part of the Obligations or any other Person, and the Guarantors waive any benefit of, and any right to participate in, any security or collateral given to the holders of Guaranteed Obligations and the Administrative Agent to secure the payment or performance of all or any part of the Guaranteed Obligations or any other liability of the Borrowers to the holders of the Guaranteed Obligations. Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, each Guarantor hereby expressly and irrevocably (A) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that the Guarantor may have to the indefeasible payment in full in cash of the Guaranteed Obligations and (B) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Guaranteed Obligations are indefeasibly paid in full in cash. Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and the holders of the Guaranteed Obligations and shall not limit or otherwise affect such Guarantor’s liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the holders of the Guaranteed Obligations and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 7(a).

(2)
Subordination of Intercompany Indebtedness. Each Guarantor agrees that any and all claims of such Guarantor against either any Borrower or any other Guarantor hereunder (each an “Obligor”) with respect to any “Intercompany Indebtedness” (as hereinafter defined), any endorser, obligor or any other guarantor of all or any part of the Guaranteed Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Guaranteed Obligations. Notwithstanding any right of any Guarantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of such Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Obligor shall be and are subordinated to the rights of the holders of the Guaranteed Obligations and the Administrative Agent in those assets. No Guarantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Guaranteed Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Loan Document or any Designated Hedging Agreement have been terminated. If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Obligor is dissolved or if substantially all of the assets of any such Obligor are sold, then, and in any such event (such events being herein referred to as an “Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to any Guarantor (“Intercompany Indebtedness”) shall be paid or delivered directly to the Administrative Agent for application on any of the Guaranteed Obligations, due or to become due, until such Guaranteed Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the applicable Guarantor upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the satisfaction of all of the Guaranteed Obligations (other than contingent indemnity obligations) and the termination of all financing arrangements pursuant to any Loan Document and/or Designated Hedging Agreements, such Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the holders of the Guaranteed Obligations and shall forthwith deliver the same to the Administrative Agent, for the benefit of such Persons, in precisely the form received (except for the endorsement or assignment of the Guarantor where necessary), for application to any of the Guaranteed Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Guarantor as the property of the holders of the Guaranteed Obligations. If any such Guarantor fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees is irrevocably authorized to make the same. Each Guarantor agrees that until the Guaranteed Obligations (other than the contingent indemnity obligations) have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Loan Document or any Designated Hedging Agreement have been terminated, no Guarantor will assign or transfer to any Person (other than the Administrative Agent) any claim any such Guarantor has or may have against any Obligor.

X. Contribution with Respect to Guaranteed Obligations.
(1)
To the extent that any Guarantor shall make a payment under this Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Guarantor if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Guaranteed Obligations and termination of the Credit Agreements and the Designated Hedging Agreements, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

(2)
As of any date of determination, the “Allocable Amount” of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

(3)
This Section 8 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 8 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.

(4)
The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor or Guarantors to which such contribution and indemnification is owing.

(5)
The rights of the indemnifying Guarantors against other Guarantors under this Section 8 shall be exercisable upon the full and indefeasible payment of the Guaranteed Obligations in cash and the termination of the Credit Agreements and the Designated Hedging Agreements.

XI. Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Borrower under the Credit Agreements, any counterparty to any Designated Hedging Agreement or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of any Borrower or any of their Affiliates, all such amounts otherwise subject to acceleration under the terms of the Credit Agreements, any Designated Hedging Agreement or any other Loan Document shall nonetheless be payable by each of the Guarantors hereunder forthwith on demand by the Administrative Agent.

XII. Notices. All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Article XV of the Credit Agreements with respect to the Administrative Agent at its notice address therein and with respect to any Guarantor at the address set forth below or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of such Article XV.
Notice Address for Guarantors:
c/o Chicago Bridge & Iron Company
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, TX 77380
Attn: Richard E. Goodrich, Executive Vice President & Chief Financial Officer
Fax: (_____) ____________
XIII. No Waivers. No failure or delay by the Administrative Agent or any holders of Guaranteed Obligations in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreements, any Designated Hedging Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.
XIV. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the holders of Guaranteed Obligations and their respective successors and permitted assigns, provided, that no Guarantor shall have any right to assign its rights or obligations hereunder without the consent of all of the Lenders, and any such assignment in violation of this Section 12 shall be null and void; and in the event of an assignment of any amounts payable under the Credit Agreements, any Designated Hedging Agreement or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.
XV. Changes in Writing. Other than in connection with the addition of additional Subsidiaries, which become parties hereto by executing a Supplement hereto in the form attached as Annex I, neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Guarantors and the Administrative Agent with the consent of the Required Lenders under the 3-Year Credit Agreement (or all of the 3-Year Lenders if required pursuant to the terms of Section 9.2 of the 3-Year Credit Agreement) or with the consent of the Required Lenders under the 5-Year Agreement (or all of the 5-Year Lenders if required pursuant to the terms of Section 9.2 of the 5-Year Credit Agreement).

XVI. GOVERNING LAW. THE ADMINISTRATIVE AGENT ACCEPTS THIS GUARANTY, ON BEHALF OF ITSELF AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN ANY GUARANTOR AND THE ADMINISTRATIVE AGENT OR ANY HOLDER OF GUARANTEED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING §735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.
XVII. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.
(A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN CLAUSE (B), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS (UNLESS THE FEDERAL COURTS WILL NOT ACCEPT JURISDICTION, IN WHICH CASE THEY SHALL BE RESOLVED EXCLUSIVELY BY STATE COURTS LOCATED IN CHICAGO, ILLINOIS), BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS CLAUSE (A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.
(B) OTHER JURISDICTIONS. EACH GUARANTOR AGREES THAT THE ADMINISTRATIVE AGENT OR ANY HOLDER OF GUARANTEED OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST EACH GUARANTOR OR ITS RESPECTIVE PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER ANY GUARANTOR OR (2) IN ORDER TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. EACH GUARANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. EACH GUARANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS CLAUSE (B).
(C) SERVICE OF PROCESS. EACH GUARANTOR WAIVES PERSONAL SERVICE OF ANY PROCESS UPON IT AND IRREVOCABLY APPOINTS THE BORROWER AT ITS OFFICES LOCATED AT 1501 N. DIVISION STREET PLAINFIELD, ILLINOIS 60544-8984, AS EACH GUARANTOR’S AGENT FOR THE PURPOSE OF ACCEPTING ANY WRITS, SERVICE OF PROCESS OR SUMMONSES IN ANY SUIT, ACTION OR PROCEEDING ISSUED BY ANY COURT. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF THE AGENT OR THE HOLDERS OF THE GUARANTEED OBLIGATIONS TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(D) VENUE. EACH GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.
(E) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
(E) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 15 WITH ITS COUNSEL.
XVIII. Taxes, Expenses of Enforcement, etc.
A. Taxes.
(1)
Any and all payments by any of the Guarantors hereunder (whether in respect of principal, interest, fees or otherwise) shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings or any interest, penalties and liabilities with respect thereto including those arising after the date hereof as a result of the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority but excluding, in the case of each Lender and the Administrative Agent, such taxes (including income taxes, franchise taxes and branch profit taxes) as are imposed on or measured by such Lender’s or the Administrative Agent’s, as the case may be, net income by the United States of America or any Governmental Authority of the jurisdiction under the laws of which such Lender or the Administrative Agent, as the case may be, is organized (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities which the Administrative Agent or a

Lender determines to be applicable to this Guaranty, the other Loan Documents, the Revolving Loan Commitments, the Loans or the Letters of Credit being hereinafter referred to as “Taxes”). If any Guarantor shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to any holder of Obligations, (i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this Section 16(A)) such Lender or Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable Guarantor shall make such deductions or withholdings, and (iii) the applicable Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law. If a withholding tax of the United States of America or any other Governmental Authority shall be or become applicable (y) after the date of this Guaranty, to such payments by the applicable Guarantor made to the Lending Installation or any other office that a Lender may claim as its Lending Installation, or (z) after such Lender’s selection and designation of any other Lending Installation, to such payments made to such other Lending Installation, such Lender shall use reasonable efforts to make, fund and maintain the affected Loans through another Lending Installation of such Lender in another jurisdiction so as to reduce the applicable Guarantor’s liability hereunder, if the making, funding or maintenance of such Loans through such other Lending Installation of such Lender does not, in the judgment of such Lender, otherwise adversely affect such Loans, or obligations under the Commitments of such Lender.
(2)
In addition, each of the Guarantors agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder, or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty, the other Loan Documents, the Commitments, the Loans or the Letters of Credit (hereinafter referred to as “Other Taxes”).

(3)
Subject to the exceptions in the Credit Agreements, each of the Guarantors indemnifies each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any Governmental Authority on amounts payable under this Section 16(A)) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days after the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor. If the Taxes or Other Taxes with respect to which any Guarantor has made either a direct payment to the taxation or other authority or an indemnification payment hereunder are subsequently refunded to any Lender, such Lender will return to the applicable Guarantor an amount equal to the lesser of the indemnification payment or the refunded amount. A certificate as to any additional amount payable to any Lender or the Administrative Agent under this Section 16(A) submitted to the applicable Guarantor and the Administrative Agent (if a Lender is so submitting) by such Lender or the Administrative Agent shall show in reasonable detail the amount payable and the calculations used to determine such amount and shall, absent manifest error, be deemed presumptively correct. With respect to such deduction or withholding for or on account of any Taxes and to confirm that all such Taxes have been paid to the appropriate Governmental Authorities, the applicable Guarantor or Guarantors shall promptly (and in any event not later than thirty (30) days after receipt) furnish to each Lender and the Administrative Agent such certificates, receipts and other documents as may be required (in the reasonable judgment of such Lender or the Administrative Agent) to establish any tax credit to which such Lender or the Administrative Agent may be entitled.

(4)
Within thirty (30) days after the date of any payment of Taxes or Other Taxes by any Guarantor, the applicable Guarantor shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof.

(5)
Without prejudice to the survival of any other agreement of the Guarantors hereunder, the agreements and obligations of the Guarantors contained in this Section 16(A) shall survive the payment in full of all Guaranteed Obligations and the termination of this Guaranty.

B.
Expenses of Enforcement, Etc. Subject to the terms of the Credit Agreements, after the occurrence of a Default under the 3-Year Credit Agreement, the 3-Year Lenders shall have the right at any time, and, after the occurrence of a Default under the 5-Year Credit Agreement, the 5-Year Lenders shall have the right at any time to direct the Administrative Agent to commence enforcement proceedings with respect to the Guaranteed Obligations. The Guarantors agree to reimburse the Administrative Agent and the holders of Obligations for any costs and out-of-pocket expenses (including reasonable attorneys’ fees and time charges of attorneys for the Administrative Agent and the holders of Obligations, which attorneys may be employees of the Administrative Agent or the holders of Obligations) paid or incurred by the Administrative Agent or any holders of Obligation in connection with the collection and enforcement of amounts due under the Loan Documents, including without limitation this Guaranty. The Administrative Agent agrees to distribute payments received from any of the Guarantors hereunder to the holders of Obligations on a pro rata basis for application in accordance with the terms of the respective Credit Agreements.

XIX. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due from any Guarantor hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s main office in Chicago, Illinois on the Business Day preceding that on which the final, non-appealable judgment is given. The obligations of each Guarantor in respect of any sum due to the Administrative Agent, for itself and the other Lenders, hereunder or under any other Loan Document shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in such other currency the Administrative Agent may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to the Administrative Agent, on behalf of itself or any Lender, in the specified currency, each Guarantor agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent against such loss.

XX. Setoff. At any time after all or any part of the Guaranteed Obligations have become due and payable (by acceleration or otherwise), each holder of Obligations and the Administrative Agent may, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Guaranteed Obligations (i) any indebtedness due or to become due from such holder of Obligations or the Administrative Agent to any Guarantor, and (ii) any moneys, credits or other property belonging to any Guarantor, at any time held by or coming into the possession of such holder of Obligations or the Administrative Agent or any of their respective affiliates.
XXI. Financial Information. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers and any and all endorsers and/or other Guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that none of the holders of Obligations or the Administrative Agent shall have any duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstances. In the event any holder of Obligations or the Administrative Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor, such holder of Obligations or the Administrative Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such holder of Obligations or the Administrative Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.
XXII. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.
XXIII. Merger. This Guaranty represents the final agreement of each of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantor and any holder of Obligations or the Administrative Agent.
XXIV. Headings. Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

IN WITNESS WHEREOF, the Initial Guarantors has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

CHICAGO BRIDGE & IRON COMPANY

By

Name:
Title:

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By

Name:
Title:

CB&I TYLER COMPANY

By

Name:
Title:

CB&I CONSTRUCTORS, INC.

By

Name:
Title:

CBI SERVICES, INC.

By

Name:
Title:
Signature Page to Subsidiary Guaranty

HORTON CBI, LIMITED

By

Name:
Title:

CBI VENEZOLANA, S.A.

By

Name:
Title:

CBI EASTERN ANSTALT

By

Name:
Title:

CBI CONSTRUCTORS PTY, LTD.

By

Name:
Title:

LEALAND FINANCE COMPANY B.V.

By

Name:
Title:

CB&I (EUROPE) B.V.

By

Name:
Title:
Signature Page to Subsidiary Guaranty

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By

Name:
Title:

ASIA PACIFIC SUPPLY CO.

By

Name:
Title:

CBI COMPANY LTD.

By

Name:
Title:

CBI CONSTRUCCIONES S.A.

By

Name:
Title:

CBI CONSTRUCTORS LIMITED

By

Name:
Title:

CBI HOLDINGS (U.K.) LIMITED

By

Name:
Title:
Signature Page to Subsidiary Guaranty

CBI OVERSEAS, LLC

By

Name:
Title:

CENTRAL TRADING COMPANY, LTD.

By

Name:
Title:

CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By

Name:
Title:

CHICAGO BRIDGE & IRON COMPANY B.V.

By

Name:
Title:

CMP HOLDINGS B.V.

By

Name:
Title:

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By

Name:
Title:

HOWE-BAKER INTERNATIONAL, L.L.C.

By

Name:
Title:
Signature Page to Subsidiary Guaranty

HOWE-BAKER ENGINEERS, LTD.

By

Name:
Title:

HOWE-BAKER HOLDINGS, L.L.C.

By

Name:
Title:

HOWE-BAKER MANAGEMENT, L.L.C.

By

Name:
Title:

HOWE-BAKER, L.P.

By

Name:
Title:

MATRIX ENGINEERING, LTD.

By

Name:
Title:
Signature Page to Subsidiary Guaranty

HBI HOLDINGS, L.L.C.

By

Name:
Title:

HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.

By

Name:
Title:

A&B BUILDERS, LTD.

By

Name:
Title:

MATRIX MANAGEMENT SERVICES, L.L.C.

By

Name:
Title:

CALLIDUS TECHNOLOGIES INTERNATIONAL, L.L.C.

By

Name:
Title:

CALLIDUS TECHNOLOGIES, L.L.C.

By

Name:
Title:

CONSTRUCTORS INTERNATIONAL, L.L.C.

By

Name:
Title:
Signature Page to Subsidiary Guaranty

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By

Name:
Title:

CB&I (NIGERIA) LIMITED

By

Name:
Title:

CHICAGO BRIDGE & IRON (ESPANA) S.A.

By

Name:
Title:

CBI (PHILLIPINES), INC.

By

Name:
Title:

CB&I JOHN BROWN LIMITED

By

Name:
Title:

MORSE CONSTRUCTION GROUP, INC.

By

Name:
Title:

TPA HOWE-BAKER, LTD.

By

Name:
Title:

CBI HUNGARY HOLDING LIMITED LIABILITY COMPANY

By

Name:
Title:
Signature Page to Subsidiary Guaranty

ANNEX I TO GUARANTY
Reference is hereby made to the Guaranty (the “Guaranty”) made as of the 22nd day of August, 2003 by CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation, CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation, CB&I TYLER COMPANY, a Delaware corporation, CB&I CONSTRUCTORS, INC., a Texas corporation, CBI SERVICES, INC., a Delaware corporation, HORTON CBI, LIMITED, a corporation organized under the laws of Canada, CBI VENEZOLANA, S.A., a corporation organized under the laws of the Republic of Venezuela, CBI EASTERN ANSTALT, a corporation organized under the laws of the Principality of Liechtenstein, CBI CONSTRUCTORS PTY, LTD., a corporation organized under the laws of the Commonwealth of Australia, LEALAND FINANCE COMPANY B.V., a corporation organized under the laws of the Kingdom of the Netherlands, CB&I (EUROPE) B.V., a corporation organized under the laws of the Kingdom of the Netherlands, ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD., a corporation organized under the laws of the Cayman Islands, ASIA PACIFIC SUPPLY CO., a corporation organized under the laws of Delaware, CBI COMPANY LTD., a corporation organized under the laws of Delaware, CBI CONSTRUCCIONES S.A., a corporation organized under the laws of Argentina, CBI CONSTRUCTORS LIMITED, a corporation organized under the laws of the United Kingdom, CBI HOLDINGS (U.K.) LIMITED, a corporation organized under the laws of England and Wales, CBI OVERSEAS, LLC, a limited liability company organized under the laws of Delaware, CENTRAL TRADING COMPANY, LTD., a corporation organized under the laws of Delaware, CHICAGO BRIDGE & IRON (ANTILLES) N.V., a corporation organized under the laws of Curacao, CHICAGO BRIDGE & IRON COMPANY B.V., a corporation organized under the laws of the Netherlands, CMP HOLDINGS B.V., a corporation organized under the laws of the Netherlands, PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD., a corporation organized under the laws of the Cayman Islands, HOWE-BAKER INTERNATIONAL, L.L.C., a limited liability company organized under the laws of Delaware, HOWE-BAKER ENGINEERS, LTD., a limited partnership organized under the laws of Texas, HOWE-BAKER HOLDINGS, L.L.C., a limited liability company organized under the laws of Delaware, HOWE-BAKER MANAGEMENT, L.L.C., a limited liability company organized under the laws of Delaware, HOWE-BAKER, L.P., a limited partnership organized under the laws of Texas, MATRIX ENGINEERING, LTD., a limited partnership organized under the laws of Texas, HBI HOLDINGS, L.L.C., a limited liability company organized under the laws of Delaware, HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C., a limited liability company organized under the laws of Delaware, A&B BUILDERS, LTD., a limited partnership organized under the laws of Texas, MATRIX MANAGEMENT SERVICES, L.L.C., a limited liability company organized under the laws of Delaware, CALLIDUS TECHNOLOGIES INTERNATIONAL, L.L.C., a limited liability company organized under the laws of Delaware, CALLIDUS TECHNOLOGIES, L.L.C., a limited liability company organized under the laws of Oklahoma, CONSTRUCTORS INTERNATIONAL, L.L.C., a limited liability company organized under the laws of Delaware, SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD., a corporation organized under the laws of the Cayman Islands, CB&I (NIGERIA) LIMITED, a corporation organized under the laws of Nigeria, CHICAGO BRIDGE & IRON (ESPANA) S.A., a corporation organized under the laws of Spain, CBI (PHILLIPINES) INC., a corporation organized under the laws of the Phillipines, CB&I JOHN BROWN LIMITED, a company organized under the laws of England, MORSE CONSTRUCTION GROUP, INC., a corporation organized under the laws of Washington, TPA HOWE-BAKER, LTD., a partnership organized under the laws of Texas, and CB&I HUNGARY HOLDING LIMITED LIABILITY COMPANY, a limited liability company organized under the laws of Hungary (the “Initial Guarantors” and along with any additional Subsidiaries which become parties to this Guaranty by executing a Supplement hereto in the form attached as Annex I, the “Guarantors”) in favor of the Administrative Agent under the Credit Agreements. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Guaranty. By its execution below, the undersigned [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company], agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 2 of the Guaranty are true and correct in all respects as of the date hereof.
IN WITNESS WHEREOF, [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company] has executed and delivered this Annex I counterpart to the Guaranty as of this ______________ day of __________, _____.
[NAME OF NEW GUARANTOR]

By:

Title:

EXHIBIT I
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Form of Revolving Loan Note

$	Chicago, Illinois
[DATE]
FOR VALUE RECEIVED, the undersigned, CHICAGO BRIDGE & IRON COMPANY N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Borrower”), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of [__________] (the “Lender”) the principal sum of [__________] AND NO/100 DOLLARS ($[__________]), or, if less, the aggregate unpaid amount of all “Revolving Loans” (as defined in the Credit Agreement referred to below) made by the Lender to such Borrower pursuant to the “Credit Agreement” (as defined below), on the “Termination Date” (as such term is defined in the Credit Agreement) or on such earlier date as may be required by the terms of the Credit Agreement. Capitalized terms used herein and not otherwise defined herein are as defined in the Credit Agreement.
The undersigned Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan made to it from the date of such Revolving Loan until such principal amount is paid in full at a rate or rates per annum determined in accordance with the terms of the Credit Agreement. Interest hereunder is due and payable at such times and on such dates as set forth in the Credit Agreement.
At the time of each Revolving Loan, and upon each payment or prepayment of principal of each Revolving Loan, the Lender shall make a notation either on the schedule attached hereto and made a part hereof, or in such Lender’s own books and records, in each case specifying the amount of such Revolving Loan, the respective Interest Period thereof (in the case of Eurodollar Rate Loans) or the amount of principal paid or prepaid with respect to such Revolving Loan, as applicable; provided that the failure of the Lender to make any such recordation or notation shall not affect the Obligations of the undersigned Borrower hereunder or under the Credit Agreement.
This Revolving Loan Note is one of the promissory notes referred to in, and is entitled to the benefits of, that certain Third Amended and Restated Credit Agreement dated as of July 23, 2010 by and among Chicago Bridge & Iron Company N.V., the Subsidiary Borrowers from time to time parties thereto (collectively, the “Borrowers”), the financial institutions from time to time parties thereto as lenders (the “Lenders”), and JPMorgan Chase Bank, N.A., as contractual representative for itself and the other Lenders (the “Administrative Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). The Credit Agreement, among other things, (i) provides for the making of Revolving Loans by the Lender to the undersigned Borrower and the other Borrowers under the Credit Agreement from time to time in an aggregate amount not to exceed at any time outstanding the Dollar Amount first above mentioned, the indebtedness of the undersigned Borrower resulting from each such Revolving Loan to it being evidenced by this Revolving Loan Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.
Whenever in this Revolving Loan Note reference is made to the Administrative Agent, the Lender or the Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Revolving Loan Note shall be binding upon and shall inure to the benefit of said successors and assigns. The Borrower’s successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.
This Revolving Loan Note shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws (including Section 735 ILCS 105/5-1 et seq. but otherwise without regard to the conflicts of laws provisions) of the State of Illinois.

CHICAGO BRIDGE & IRON COMPANY
N.V., as the Borrower
By: CHICAGO BRIDGE & IRON COMPANY B.V.
Its: Managing Director

By:

Name:
	Title:	Managing Director

2

SCHEDULE OF REVOLVING LOANS AND PAYMENTS OR PREPAYMENTS

Amount of
				Principal	Unpaid
	Amount of	Type of	Interest	Paid or	Principal	Notation
Date	Loan	Loan Currency	Period/ Rate	Prepaid	Balance	Made By

EXHIBIT J
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Form of Assumption Letter
_____________, 20__
To the Administrative Agent and the Lenders party to the
Credit Agreement referred
to below
Ladies and Gentlemen:
Reference is made to that certain Third Amended and Restated Credit Agreement dated as of July 23, 2010 by and among Chicago Bridge & Iron Company N.V., the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto as lenders (the “Lenders”), and JPMorgan Chase Bank, N.A., as contractual representative for itself and the other Lenders (the “Administrative Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement and used herein are used herein as defined therein.
The undersigned,  _____  (the “Subsidiary”), a  _____  [corporation], wishes to become a “Subsidiary Borrower” under the Credit Agreement, and accordingly hereby agrees that from the date hereof it shall become a “Subsidiary Borrower” under the Credit Agreement and agrees that from the date hereof and until the payment in full of the principal of and interest on all Advances made to it under the Credit Agreement and performance of all of its other obligations thereunder, and termination hereunder of its status as a “Subsidiary Borrower” as provided below, it shall perform, comply with and be bound by each of the provisions of the Credit Agreement which are stated to apply to a “Borrower” or a “Subsidiary Borrower.” Without limiting the generality of the foregoing, the Subsidiary hereby represents and warrants that: (i) each of the representations and warranties set forth in Section 6.18 of the Credit Agreement is hereby made by such Subsidiary on and as of the date hereof as if made on and as of the date hereof and as if such Subsidiary is a “Subsidiary Borrower” and this Assumption Letter is the “Agreement” referenced therein, and (ii) it has heretofore received a true and correct copy of the Credit Agreement (including any modifications thereof or supplements or waivers thereto) as in effect on the date hereof. In addition, the Subsidiary hereby authorizes each of the Borrowers to act on its behalf as and to the extent provided for in Article II of the Credit Agreement in connection with the selection of Types and Interest Periods for Advances and the conversion and continuation of Advances.
So long as the principal of and interest on all Advances made to the Subsidiary Borrower under the Credit Agreement shall have been repaid or paid in full, all Letters of Credit issued for the account of the Subsidiary Borrower have expired or been returned and terminated and all other obligations of the Subsidiary Borrower under this Agreement shall have been fully performed, the Subsidiary may, by not less than five Business Days’ prior notice to the Administrative Agent (who shall promptly notify the Lender thereof) terminate its status as a “Subsidiary Borrower.”

CHOICE OF LAW. THIS ASSUMPTION LETTER SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
IN WITNESS WHEREOF, the Subsidiary has duly executed and delivered this Assumption Letter as of the date and year first above written.

[Name of Subsidiary Borrower]
By:
Title:
Address for Notices under the Credit Agreement:
Consented to:
CHICAGO BRIDGE & IRON COMPANY N.V.
By: Chicago Bridge & Iron Company B.V., its Managing Director

By:

Name:
Title:

2

EXHIBIT K
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Form of Designation Agreement
Dated __________, 20__
Reference is made to the Third Amended and Restated Credit Agreement dated as of July 23, 2010 (as amended or otherwise modified from time to time, the “Credit Agreement”) among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), the Subsidiary Borrowers from time to time party thereto (together with the Company, collectively, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent, ___________. Terms defined in the Credit Agreement are used herein as therein defined.
___________ (the “Designating Lender”), ____________ (the “Designated Lender”), and the Company, on behalf of itself and the other Borrowers, agree as follows:
1.	The Designating Lender hereby designates the Designated Lender, and the Designated Lender hereby accepts such designation, as its Designated Lender under the Credit Agreement.
2.
The Designating Lender makes no representations or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

3.
The Designated Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Article VII thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Designating Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action it may be permitted to take under the Credit Agreement; (iii) confirms that it is an Eligible Designee; (iv) appoints and authorizes the Designating Lender as its administrative agent and attorney-in-fact and grants the Designating Lender an irrevocable power of attorney to receive payments made for the benefit of the Designated Lender under the Credit Agreement and to deliver and receive all communications and notices under the Credit Agreement, if any, that Designated Lender is obligated to deliver or has the right to receive thereunder; (v) acknowledges that it is subject to and bound by the confidentiality provisions of the Credit Agreement (except as permitted under Section 14.4 and Section 14.5 thereof); (vi) confirms, to the extent required under the Dutch Banking Act and the Dutch Exemption Regulation, it is a PMP, (vii) confirms it is aware that it does not benefit from the protection offered by the Dutch Banking Act to Lenders which are not PMPs and (viii) acknowledges that the Designating Lender retains the sole right and responsibility to vote under the Credit Agreement, including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Credit Agreement, and agrees that the Designated Lender shall be bound by all such votes, approvals, amendments, modifications and waivers and all other agreements of the Designating Lender pursuant to or in connection with the Credit Agreement.

3

4.
Following the execution of this Designation Agreement by the Designating Lender, the Designated Lender and the Company, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective Date of this Designation Agreement shall be the date of acceptance thereof by the Administrative Agent, unless otherwise specified on the signature page hereto (the “Effective Date”).

5.
Upon such acceptance and recording by the Administrative Agent, as of the Effective Date (a) the Designated Lender shall have the right to make Loans as a Lender pursuant to Section 2.1 or 2.2 of the Credit Agreement and the rights of a Lender related thereto and (b) the making of any such Loans by the Designated Lender shall satisfy the obligations of the Designating Lender under the Credit Agreement to the same extent, and as if, such Loans were made by the Designating Lender.

6.
This Designation Agreement shall be governed by, and construed in accordance with, the internal laws (including §735 ILCS 105/5-1 et seq. but otherwise without regard to the conflicts of laws provisions) of the State of Illinois.

IN WITNESS WHEREOF, the parties have caused this Designation Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.
Effective Date7:

[NAME OF DESIGNATING LENDER]
By:
Name:
Title:

[NAME OF DESIGNATED LENDER]
By:
Name:
Title:

CHICAGO BRIDGE & IRON COMPANY N.V.
By:	Chicago Bridge & Iron Company B.V., its Managing Director

By:
Name:
Title:

[7]	This date should be no earlier than the date of acceptance by the Administrative Agent.

2

Accepted and Approved this _____ day of ____________, _____

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:

Title:

3

EXHIBIT L
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Form of Commitment and Acceptance
Dated                     , 20__
Reference is made to the Third Amended and Restated Credit Agreement dated as of July 23, 2010 among Chicago Bridge & Iron Company N.V., a corporation organized under the law of the Kingdom of the Netherlands (the “Company”), the Subsidiary Borrowers from time to time party thereto (together with the Company, collectively, the “Borrowers”), the financial institutions party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as contractual representative for the Lenders (the “Administrative Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein with the same meaning.
Pursuant to Section 2.5(B) of the Credit Agreement, the Company has requested an increase in the Aggregate Commitment from $                     to $                    . Such increase in the Aggregate Commitment is to become effective on the date (the “Effective Date”) which is the later of (i)                     ,  _____  and (ii) the date on which the conditions precedent set forth in Section 2.5(B) in respect of such increase have been satisfied. In connection with such requested increase in the Aggregate Commitment, the Borrowers, the Administrative Agent and                      (the “Accepting Bank”) hereby agree as follows:
1. Effective as of the Effective Date, [the Accepting Bank shall become a party to the Credit Agreement as a Lender and shall have all of the rights and obligations of a Lender thereunder and shall thereupon have a Commitment under and for purposes of the Credit Agreement in an amount equal to the] [the Commitment of the Accepting Bank under the Credit Agreement shall be increased from $                     to the] amount set forth opposite the Accepting Bank’s name on the signature page hereof.
[2. The Accepting Bank hereby (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as contractual representative on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) confirms, to the extent required under the Dutch Banking Act and the Dutch Exemption Regulation, it is a PMP, (v) confirms it is aware that it does not benefit from the protection offered by the Dutch Banking Act to Lenders which are not PMPs and (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender]

4

3. The Company on behalf of all of the Borrowers hereby represents and warrants that as of the date hereof and as of the Effective Date, no event shall have occurred and then be continuing which constitutes a Default or an Unmatured Default.
4. THIS COMMITMENT AND ACCEPTANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (INCLUDING SECTION 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.
5. This Commitment and Acceptance Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.
IN WITNESS WHEREOF, the parties hereto have caused this Commitment and Acceptance Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CHICAGO BRIDGE & IRON COMPANY N.V.

By: Chicago Bridge & Iron Company B.V., its Managing Director

By:

Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:

Title:

COMMITMENT	ACCEPTING BANK

$	[BANK]

By:

Title:

5

Reaffirmations of Guarantors
Each of the undersigned hereby acknowledges receipt of the foregoing Commitment and Acceptance. Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement referred to in the foregoing Commitment and Acceptance. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the undersigned reaffirms the terms and conditions of the Guaranty dated as of August 22, 2003 executed by it and acknowledges and agrees that such Guaranty and each and every other Loan Document executed by the undersigned in connection with the Credit Agreement remain in full force and effect and are hereby ratified, reaffirmed and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so amended by the Commitment and Acceptance and as the same may from time to time hereafter be amended, modified or restated. The failure of any Guarantor to sign this Reaffirmation shall not release, discharge or otherwise affect the obligations of any of the Guarantors hereunder or under the Guaranty.
[SIGNATURE BLOCKS FOR GUARANTORS]

6

Schedule 1.1.1 — Permitted Existing Indebtedess
In 000’s of USD Equivalent
As of March 31, 2010

(in 000s)
Company	Party	US$
Section (a) — Borrowed Money
CBI Venezolana S.A.	Banco Venezolano de Credito	583

Chicago Bridge & Iron Company N.V.	Various	120,000
Chicago Bridge & Iron Company	Bank Lenders

Section (b) — Deferred Purchase Price		N/A

Section (c) — Lien Obligations		N/A

Section (d) — Notes		N/A

Section (e) — Capitalized Leases		N/A

Section (f) — Contingent Obligations	Refer to Schedule 1.1.4

Section (g) — Financial Letters of Credit	as of 3.31.10

			In 000s of
Issued By	Currency	In 000s of local	USD
ANZ Australian-New Zealand Banking Group	PGK	4.6	1.7
ANZ Australian-New Zealand Banking Group	PGK	32.2	12.0
Calyon Bank, New York	USD	4,361.0	4,361.0
Calyon Bank, New York	SGD	222.9	159.3
Calyon Bank, New York	USD	5,325.4	5,325.4
Commerzbank AG	EUR	106.8	144.3
Commerzbank AG	EUR	265.0	358.0
HSBC Bank, Australia	AUD	195.5	179.3
HSBC Bank, Australia	AUD	39.7	36.4
HSBC Bank, Australia	AUD	61.5	56.4
HSBC Bank, Australia	AUD	600.0	550.3
JPMorgan Chase Bank, N.A.	USD	3,030.0	3,030.0
JPMorgan Chase Bank, N.A.	USD	23,100.0	23,100.0
JPMorgan Chase Bank, N.A.	USD	915.0	915.0
JPMorgan Chase Bank, N.A.	USD	2,000.0	2,000.0
JPMorgan Chase Bank, N.A.	USD	4,436.8	4,436.8
Mashreq Bank	AED	30.0	8.2
Mashreq Bank	AED	160.0	43.6
Mashreq Bank	AED	50.0	13.6
Saudi American Bank	SAR	28.1	7.5
Saudi American Bank	SAR	63.4	16.9
Saudi American Bank	SAR	394.5	105.2
Saudi American Bank	SAR	157.3	41.9
Saudi American Bank	SAR	665.1	177.4
Saudi American Bank	SAR	365.7	97.5
Saudi American Bank	SAR	381.7	101.8
Saudi American Bank	SAR	291.7	77.8
Saudi American Bank	SAR	50.0	13.3
Standard Bank	ZAR	2.5	0.3
Grand Total			45,371.0

Refer to Schedule 1.1.4 for a list of all Performance & Financial Letters of Credit

Section (h) — Off-Balance Sheet Liabilities
Sale & Leaseback of Plainfield Facility	33,813
Section (j) — Disqualified Stock	N/A

Schedule 1.1.2 — Permitted Existing Investments
As of March 31, 2010
As of March 31, 2010, the Company had invested $176.4 million of its excess cash in overnight funds and money market funds at JP Morgan Chase Bank NA, Bank of America NA, Northern Trust, PNC Bank, Amegy Bank, Allied Irish Bank, Bank of New York, Comerica Bank, Fifth Third Bank and US Bank.
The Company has investments in the following list of entities:
Arabian CBI Ltd.
Arabian CBI Tank Manufacturing Company Limited
CBI (Malaysia)Sdn. Bhd.
Chicago Bridge & Iron Company (Egypt) LLC
Horton CBI, Limited
CBI (Philippines) Inc.
CBI (Thailand) Limited
Chicago Bridge & Iron Company LLC
Catalytic Distillation Tech (CDTECH)
CBI Clough JV Pte. Ltd
Chevron Lummus Global (CLG)
Please refer to Schedule 6.8 for a more detailed presentation.

Schedule 1.1.3 — Permitted Existing Liens
In 000’s of USD Equivalent
As of March 31, 2010
None

Schedule 1.1.4 — Permitted Existing Contingent Obligations
Consolidated Letters of Credit and Bank Guarantees
As of March 31, 2010
Sum of Amount O/S in 000s USD

								Value in
								Currency of
Entity Name	LC Number	Issued By	Beneficiary	Purpose	Effective Date	Expiry Date	CCY	Issue	Value in USD
Arabian CBI Ltd.	3000368880	Saudi American Bank	Ministry of Foreign Affairs	Financial	11/22/2006	10/30/2010	SAR	291.7	77.8
Arabian CBI Ltd.	3000368994	Saudi American Bank	Saad Specialist Hospital	Financial	2/6/2007	2/4/2011	SAR	50.0	13.3
Arabian CBI Ltd.	3000369582	Saudi American Bank	Saudi Kayan Petrochemical Co.	Performance	10/24/2007	1/29/2011	SAR	1,796.6	479.1
Arabian CBI Ltd.	3000390413	Saudi American Bank	JGC Corporation	Performance	8/13/2008	1/30/2011	USD	3,691.6	3,691.6
Arabian CBI Ltd.	3000390414	Saudi American Bank	Samsung Saudi Arabia Ltd.	Warranty	8/13/2008	1/30/2011	USD	462.4	462.4
Arabian CBI Ltd.	3000390636	Saudi American Bank	Saudi Kayan Petrochemical Co.	Performance	10/21/2008	10/31/2011	USD	484.2	484.2
Arabian CBI Ltd.	3000390704	Saudi American Bank	Contract and Trading (C.A.T.)	Performance	10/29/2008	4/14/2010	USD	1,034.7	1,034.7
Arabian CBI Ltd.	3000390891	Saudi American Bank	Saudi Archirodon Ltd.	Performance	12/17/2008	3/10/2011	SAR	1,550.0	413.3
Arabian CBI Ltd.	3000390892	Saudi American Bank	Saudi Archirodon Ltd.	Advance	12/17/2008	4/30/2010	SAR	161.3	43.0
Arabian CBI Ltd.	3000390948	Saudi American Bank	SABIC Services Ltd.	Warranty	12/30/2008	5/31/2010	USD	370.3	370.3
Arabian CBI Ltd.	GCU/CG0705861	Standard Chartered Bank, Dubai	Saudi Kayan Petrochemical Company	Retention	11/7/2007	12/31/2010	USD	3,043.7	3,043.7
Arabian CBI Ltd.	PEB/CCO/059289/B	HSBC Bank, Middle East	JGC Arabia Limited	Performance	8/8/2005	4/30/2010	SAR	6,476.3	1,726.9
Arabian CBI Ltd.	SB07/4029	Arab Banking Corporation	Middle East Engineering & Development Co.Ltd	Performance	5/15/2007	5/18/2010	USD	867.0	867.0
Arabian CBI Ltd.	SB07/4031	Arab Banking Corporation	Saudi Kayan Petrochemical Co.	Performance	7/7/2007	10/15/2011	USD	4,379.3	4,379.3
Arabian CBI Ltd.	SB08/4153	Arab Banking Corporation	C.A.T International Limited	Performance	2/20/2008	5/15/2011	USD	4,132.7	4,132.7
Arabian CBI Ltd.	3000391597	Saudi American Bank	Saudi Kayan Petrochemical Co.	Retention	5/19/2009	12/31/2010	USD	3,298.7	3,298.7
Arabian CBI Ltd.	3000392001	Saudi American Bank	Ministry of Foreign Affairs	Tax Bond	8/11/2009	7/30/2010	SAR	218.1	58.1
Arabian CBI Ltd.	3000392023	Saudi American Bank	Gama Industry Arabia Ltd.	Performance	8/19/2009	8/1/2011	USD	353.3	353.3
Arabian CBI Ltd.	3000392036	Saudi American Bank	Saudi Polymers Co.	Performance	8/25/2009	12/31/2010	USD	142.6	142.6
Arabian CBI Ltd.	3000392071	Saudi American Bank	El Seif Engineering	Advance	9/6/2009	11/4/2010	SAR	1,797.0	479.2
Arabian CBI Ltd.	3000392203	Saudi American Bank	JGC Arabia Limited	Performance	10/10/2009	7/31/2012	SAR	7,215.0	1,923.9
Arabian CBI Ltd.	3000392204	Saudi American Bank	JGC Arabia Limited	Advance	10/10/2009	7/31/2011	SAR	7,215.0	1,923.9
Arabian CBI Ltd.	3000392357	Saudi American Bank	Al Latifia Trading	Advance	11/15/2009	6/30/2010	SAR	515.6	137.5
Arabian CBI Ltd.	3000392354	Saudi American Bank	ESEC/CCC-JV	Performance	11/15/2009	1/25/2012	SAR	1,797.0	479.2
Arabian CBI Ltd.	3000392411	Saudi American Bank	M.S. Al Suwaidi Industrial Services	Retention	11/25/2009	6/16/2011	SAR	5,784.3	1,542.4
Arabian CBI Ltd.	3000392410	Saudi American Bank	M.S. Al Suwaidi Industrial Services	Performance	11/25/2009	6/16/2011	SAR	5,784.3	1,542.4
Arabian CBI Ltd.	3000392409	Saudi American Bank	M.S. Al Suwaidi Industrial Services	Performance	11/25/2009	1/7/2011	SAR	2,888.0	770.1
Arabian CBI Ltd.	3000392412	Saudi American Bank	M.S. Al Suwaidi Industrial Services	Retention	11/25/2009	1/7/2011	SAR	2,888.0	770.1
Arabian CBI Ltd.	3000392426	Saudi American Bank	M.S. Al Suwaidi Industrial Services	Advance	12/6/2009	6/16/2011	SAR	13,008.5	3,468.7
Arabian CBI Ltd.	3000392391	Saudi American Bank	Snamprogetti S.p.A	Performance	11/22/2009	6/5/2012	SAR	5,284.6	1,409.1
Arabian CBI Ltd.	3000392389	Saudi American Bank	Snamprogetti S.p.A	Advance	11/22/2009	6/5/2012	SAR	5,284.6	1,409.1
Arabian CBI Ltd.	3000392592	Saudi American Bank	Snamprogetti S.p.A	Retention	12/29/2009	6/5/2012	SAR	5,284.6	1,409.1
Arabian CBI Ltd.	HOU/S/06271	Riyad Bank, Houston	JGC Arabia Limited	Refundment	12/23/2009	1/31/2011	SAR	6,864.0	1,830.3
Arabian CBI Ltd.	3000392634	Saudi American Bank	King Abdul Aziz Port	Financial	1/6/2010	1/24/2012	SAR	28.1	7.5
Arabian CBI Ltd.	3000392749	Saudi American Bank	King Abdul Aziz Port	Financial	1/26/2010	1/13/2011	SAR	63.4	16.9
Arabian CBI Ltd.	3000392842	Saudi American Bank	Samsung Engineering Co. Ltd., Seoul	Warranty	2/10/2010	5/17/2011	SAR	548.2	146.2
Arabian CBI Ltd.	3000392870	Saudi American Bank	King Abdul Aziz Port	Financial	2/16/2010	2/4/2011	SAR	394.5	105.2
Arabian CBI Ltd.	3000392968	Saudi American Bank	King Abdul Aziz Port	Financial	3/7/2010	2/22/2011	SAR	157.3	41.9
Arabian CBI Ltd.	3000392969	Saudi American Bank	King Abdul Aziz Port	Financial	3/7/2010	2/22/2011	SAR	665.1	177.4
Arabian CBI Ltd.	3000392970	Saudi American Bank	King Abdul Aziz Port	Financial	3/7/2010	2/22/2011	SAR	365.7	97.5
Arabian CBI Ltd.	3000393002	Saudi American Bank	Snamprogetti S.p.A	Performance	3/14/2010	12/31/2010	SAR	321.8	85.8
Arabian CBI Ltd.	3000393081	Saudi American Bank	King Abdul Aziz Port	Financial	3/27/2010	3/11/2011	SAR	381.7	101.8
Arabian CBI Ltd.	GCU/CG1000920	Standard Chartered Bank, Dubai	Mitsubishi Heavy Industries Ltd.	Warranty	2/16/2010	7/31/2012	USD	3,076.5	3,076.5
CB&I Europe B.V. — Fujian	80247	HSBC Bank, Australia	CNOOC Fujian LNG Co. Ltd.	Retention	10/21/2008	9/17/2010	USD	170.0	170.0
CB&I Europe B.V. — Fujian	GCU/CG0900298	Standard Chartered Bank, Dubai	CNOOC-Fujian LNG Co. Ltd.	Performance	1/21/2009	6/21/2011	USD	14,366.8	14,366.8
CB&I Europe B.V. — Fujian	GCU/CG0900300	Standard Chartered Bank, Dubai	CNOOC-Fujian LNG Co. Ltd.	Advance	1/21/2009	6/21/2011	USD	106.0	106.0
CB&I Europe B.V. — Fujian	GCU/CG0900315	Standard Chartered Bank, Dubai	CNOOC-Fujian LNG Co. Ltd.	Advance	2/17/2009	6/21/2011	USD	407.2	407.2
CB&I Europe B.V. — Fujian	GCU/CG0900687	Standard Chartered Bank, Dubai	CNOOC Fujian LNG Co. Ltd.	Advance	2/12/2009	6/21/2011	USD	854.0	854.0
CB&I Europe B.V. — Fujian	GCU/CG0900688	Standard Chartered Bank, Dubai	CNOOC Fujian LNG Co. Ltd.	Advance	2/12/2009	6/21/2011	USD	2,372.2	2,372.2
CB&I Europe B.V. — Fujian	GCU/CG1000195	Standard Chartered Bank, Dubai	CNOOC-Fujian LNG Co. Ltd.	Advance	1/18/2010	6/21/2011	USD	1,268.9	1,268.9
CB&I Europe B.V. — Fujian	GCU/CG1000196	Standard Chartered Bank, Dubai	CNOOC-Fujian LNG Co. Ltd.	Advance	1/18/2010	6/21/2011	USD	1,165.5	1,165.5

								Value in
								Currency of
Entity Name	LC Number	Issued By	Beneficiary	Purpose	Effective Date	Expiry Date	CCY	Issue	Value in USD
CB&I Europe B.V. — Fujian	GCU/CG1000197	Standard Chartered Bank, Dubai	CNOOC-Fujian LNG Co. Ltd.	Advance	1/18/2010	6/21/2011	USD	2,198.5	2,198.5
CB&I Lummus Alireza Co. Ltd.	3000364474	Saudi American Bank (SAMBA)	Al Jubail Petrochemical Company	Performance	1/23/2000	1/23/2011	SAR	54.3	14.5
CB&I Lummus Alireza Co. Ltd.	HOU/S/05886	Riyad Bank, Houston	Al-Jubail Petrochemical Company (Kemya)	Performance	5/21/2008	7/21/2010	USD	5,000.0	5,000.0
CB&I Lummus B.V.	2008.005.941	ING Bank	Essent Projects B.V.	Performance	7/10/2008	12/31/2012	EUR	2,217.5	2,995.8
CB&I Lummus B.V.	2008.010.637	ING Bank	NV Nederlandse Gasunie	Other	12/23/2008	12/31/2011	EUR	5,000.0	6,755.0
CB&I Lummus B.V.	504BGA0800732	Deutsche Bank AG	Sanpaolo IMI S. p. A.	Performance	1/24/2008	5/7/2010	EUR	3,013.9	4,071.7
CB&I Lummus B.V.	504BGA0800734	Deutsche Bank AG	Sanpaolo IMI S. p. A.	Retention	1/24/2008	5/7/2010	EUR	1,506.9	2,035.9
CB&I Lummus B.V.	504BGA0800716	Deutsche Bank AG	INA Industrija Nafte d.d.	Performance	1/9/2008	12/31/2010	EUR	71.6	96.7
CB&I Lummus B.V.	09G830181	ABN AMRO Bank, N.V., Rotterdam	Indian Oil Corporation Ltd.	Advance	8/1/2009	4/15/2014	EUR	671.9	907.8
CB&I Lummus B.V.	09G830261	ABN AMRO Bank, N.V., Rotterdam	Nuon Zuidwending B.V.	Performance	9/1/2009	5/10/2011	EUR	325.0	439.1
CB&I Lummus B.V.	09G830687	ABN AMRO Bank, N.V., Rotterdam	OAO Nizhnekamskneftekhim	Performance	10/19/2009	10/15/2012	EUR	219.0	295.9
CB&I Lummus B.V.	09G831084	ABN AMRO Bank, N.V., Rotterdam	Shell Nederland Raffinaderij B.V.	Performance	11/30/2009	7/28/2010	EUR	242.0	326.9
CB&I Lummus B.V.	K630057	ING Bank	Gassled JV	Performance	2/4/2010	1/31/2014	EUR	617.5	834.3
CB&I Lummus B.V.	K636390	ING Bank	Egyptian Petrochemicals Holding Co.	Payment	2/22/2010	10/11/2010	USD	400.0	400.0
CB&I Lummus B.V.	10G831501	ABN AMRO Bank, N.V., Rotterdam	Gasunie Zuidwending B.V.	Advance	3/30/2010	6/30/2010	EUR	115.8	156.4
CB&I Lummus B.V.	10G831502	ABN AMRO Bank, N.V., Rotterdam	Gasunie Zuidwending B.V.	Performance	3/30/2010	11/14/2011	EUR	115.8	156.4
CB&I Lummus B.V.	10G831528	ABN AMRO Bank, N.V., Rotterdam	Association Sonatrach Total Cespa	Performance	1/1/2010	5/4/2010	USD	100.0	100.0
CB&I Lummus Crest Mauritius	09G823902	ABN AMRO Bank, N.V., Rotterdam	Nagarjuna Oil Corporation Limited (NOCL)	Performance	2/9/2009	1/31/2014	EUR	2,640.0	3,566.6
CB&I Lummus GmbH	FRWAV70059790301	Commerzbank AG	Grupa LOTOS	Performance	9/26/2008	5/30/2011	EUR	11,162.5	15,080.5
CB&I Lummus GmbH	KYJAV70009020001	Commerzbank AG	OMV	Performance	9/17/2008	7/4/2010	EUR	3,284.3	4,437.1
CB&I Lummus GmbH	KYJAV70011250001	Commerzbank AG	OMV	Performance	10/29/2008	7/4/2010	EUR	3,284.3	4,437.1
CB&I Lummus GmbH	KYJAV70013410001	Commerzbank AG	OMV	Performance	12/3/2008	7/4/2010	EUR	133.3	180.2
CB&I Lummus GmbH	MAKAV06352000200	Commerzbank AG	Alphabet-Dr.Langhauser	Performance	12/18/2006	5/30/2010	EUR	7.7	10.4
CB&I Lummus GmbH	MAKAV06352000300	Commerzbank AG	Alphabet-Dr.Özdemir	Performance	12/18/2006	5/30/2010	EUR	7.7	10.4
CB&I Lummus GmbH	FRWAV70083880301	Commerzbank AG	Slovnaft	Performance	7/1/2009	6/30/2012	EUR	105.0	141.9
CB&I Lummus GmbH	MAKAV02280000101	Commerzbank AG	Sicherung ATZ	Financial	7/26/2004	12/31/2016	EUR	265.0	358.0
CB&I Lummus Pte Ltd.	008837025	Calyon Bank, New York	Ascendas (Tuas) Pte Ltd.	Financial	3/29/2010	12/30/2010	SGD	222.9	159.3
CB&I Lummus s.r.o.	08G818783	ABN AMRO Bank, N.V., Rotterdam	INA Industrija Nafte, Rijeka, Croatia	Advance	2/18/2008	6/20/2010	EUR	331.3	447.6
CB&I Lummus s.r.o.	08G818784	ABN AMRO Bank, N.V., Rotterdam	INA Industrija Nafte, Rijeka, Croatia	Performance	2/18/2008	6/20/2011	EUR	1,990.0	2,688.5
CB&I Lummus s.r.o.	08G818951	ABN AMRO Bank, N.V., Rotterdam	Petrom SA, Bucharest Rumania	Performance	2/27/2008	3/31/2012	EUR	322.0	435.0
CB&I Lummus s.r.o.	08G819153	ABN AMRO Bank, N.V., Rotterdam	Synthos PBR s.r.o., Kralupy, Czech Republic	Performance	3/14/2008	9/27/2011	CZK	1,650.0	87.4
CB&I Lummus s.r.o.	08G821416	ABN AMRO Bank, N.V., Rotterdam	Petrom SA, Bucharest, Rumania	Performance	8/7/2008	4/30/2012	EUR	10.0	13.4
CB&I Lummus s.r.o.	08G821548	ABN AMRO Bank, N.V., Rotterdam	Slovnaft a.s, Bratislava, Slovak Republic	Performance	8/22/2008	7/31/2011	EUR	280.0	378.3
CB&I Lummus s.r.o.	08G822280	ABN AMRO Bank, N.V., Rotterdam	Petrom SA, Bucharest	Performance	10/21/2008	8/30/2012	EUR	309.4	418.0
CB&I Lummus s.r.o.	09G824087	ABN AMRO Bank, N.V., Rotterdam	Synthos PBR s.r.o., Kralupy, Czech Republic	Advance	2/6/2009	7/30/2011	CZK	22,525.0	1,193.8
CB&I Lummus s.r.o.	HTFZ22630	CSOB Ceskoslovenska Obchodini Banka	Spolek pro Chemickou V’yrobu	Performance	6/11/2008	7/31/2010	CZK	813.7	43.1
CB&I Lummus s.r.o.	09G824086	ABN AMRO Bank, N.V., Rotterdam	Synthos PBR s.r.o., Kralupy, Czech Republic	Performance	3/13/2009	12/30/2012	CZK	22,525.0	1,193.8
CB&I Lummus s.r.o.	FRWAV70093400201	Commerzbank AG	Naftna Industrija Srbije	Advance	10/27/2009	12/31/2012	EUR	14,408.1	19,465.3
CB&I Lummus s.r.o.	FRWAV70093380201	Commerzbank AG	Naftna Industrija Srbije	Performance	10/27/2009	10/14/2014	EUR	6,003.4	8,110.6
CB&I UK Limited	715837053	Calyon Bank, New York	GNL Quintero S.A.	Retention	6/7/2007	9/20/2010	USD	8,725.9	8,725.9
CB&I UK Limited	10847 AC 00001	De Nationale Borg	Portland Gas Storage Ltd.	Performance	11/20/2008	11/30/2010	GBP	267.5	406.2
CB&I UK Limited	10847 AC 00002	De Nationale Borg	HSBC - Agip Kazakhstan North Caspian Operating Co. N.V.	Advance	2/12/2009	2/10/2011	GBP	750.0	1,138.8
CB&I UK Limited	10847 AC 00003	De Nationale Borg	Agip Kazakhstan North Caspian Operating Co. N.V.	Retention	2/9/2009	2/10/2011	GBP	1,100.0	1,670.2
CB&I UK Limited	779-02-0053968-I	Standard Chartered Bank, London	HM Customs and Excise	VAT Deferment Bond	4/20/2005	12/30/2010	GBP	1,000.0	1,518.4
CB&I UK Limited	10847 AC 00005	De Nationale Borg	Shell Development Kashagan B.V.	Retention	3/15/2010	7/1/2012	GBP	2,100.0	3,188.6
CB&I UK Limited	AETEB/GTY/1069611/B	HSBC Bank, Middle East	Eni Tunisia B.V.	Tender	3/22/2010	7/1/2010	USD	500.0	500.0
CB&I UK Limited — Isle of Grain	T401109	The Royal Bank of Scotland	National Grid Grain LNG Limited	Performance	8/3/2006	11/27/2010	GBP	12,383.1	18,802.5
CB&I UK Limited — Isle of Grain	T403114	The Royal Bank of Scotland	National Grid Grain LNG Limited	Retention	5/1/2008	2/10/2013	GBP	11,316.1	17,182.3
CB&I UK Limited — South Hook	10847 AA 00024	De Nationale Borg	South Hook LNG Terminal Company Ltd.	Performance	10/16/2006	12/31/2011	GBP	8,896.7	13,508.8
CB&I UK Limited — South Hook	G832	Qatar National Bank SAQ	South Hook LNG Terminal Company Limited	Performance	11/1/2004	12/31/2011	GBP	24,998.9	37,958.3
CB&I UK Limited — South Hook	G838	Qatar National Bank SAQ	South Hook LNG Terminal Company Limited	Performance	1/14/2005	12/31/2011	GBP	16,796.0	25,503.0
CB&I, Inc.	9701	Abu Dhabi International Bank, Inc.	Yemen LNG Company Ltd.	Performance	8/12/2007	9/26/2011	USD	7,295.2	7,295.2
CB&I, Inc.	S730463	National Bank of Kuwait	Qatar Fertiliser Company S.A.Q.	Performance	6/22/2007	5/31/2010	USD	1,585.3	1,585.3
CB&I, Inc.	S730496	National Bank of Kuwait	Qatar Fertiliser Company S.A.Q.	Performance	3/4/2009	8/27/2010	USD	1,585.3	1,585.3
CBI Constructors FZE	PPU/LA8838 / MEAE2AE07G401854	ABN AMRO Bank, N.V., Dubai	Jebel Ali Free Zone Authority	Labor	7/26/2001	7/25/2010	AED	75.0	20.4
CBI Constructors Pty. Limited	20095	HSBC Bank, Australia	ANZ Bank	Financial	12/24/2003	6/30/2010	AUD	195.5	179.3
CBI Constructors Pty. Limited	21197	ANZ Australian-New Zealand Banking Group	Internal Revenue PNG	Financial	10/21/1997	7/21/2010	PGK	32.2	12.0
CBI Constructors Pty. Limited	70134	HSBC Bank, Australia	RISC PTY Ltd.	Financial	8/30/2007	9/1/2010	AUD	39.7	36.4

								Value in
								Currency of
Entity Name	LC Number	Issued By	Beneficiary	Purpose	Effective Date	Expiry Date	CCY	Issue	Value in USD
CBI Constructors Pty. Limited	70188	HSBC Bank, Australia	Woodside Burrup PTY Ltd.	Performance	11/9/2007	4/30/2010	AUD	21,339.7	19,572.8
CBI Constructors Pty. Limited	70212	HSBC Bank, Australia	Woodside Energy Ltd.	Performance	12/3/2007	8/31/2010	AUD	2,000.0	1,834.4
CBI Constructors Pty. Limited	80209	HSBC Bank, Australia	Woodside Energy Ltd.	Performance	8/19/2008	7/31/2010	AUD	1,520.0	1,394.1
CBI Constructors Pty. Limited	80301	HSBC Bank, Australia	BP Australia Pty Ltd.	Performance	12/11/2008	10/1/2010	AUD	389.3	357.1
CBI Constructors Pty. Limited	80304	HSBC Bank, Australia	BP Australia Pty Ltd.	Performance	12/11/2008	4/10/2011	AUD	371.2	340.5
CBI Constructors Pty. Limited	3335992	ANZ Australian-New Zealand Banking Group	Shepparton Waterboard	Performance	11/27/1992	7/27/2010	AUD	8.0	7.3
CBI Constructors Pty. Limited	29070196-A	ANZ Australian-New Zealand Banking Group	Collector of Customs PNG	Financial	7/31/1996	7/31/2010	PGK	4.6	1.7
CBI Constructors Pty. Limited	90139	HSBC Bank, Australia	Cutmere Pty. Ltd.	Security	8/11/2009	2/28/2012	AUD	362.6	332.6
CBI Constructors Pty. Limited	90153	HSBC Bank, Australia	BP Australia Pty Ltd.	Performance	8/24/2009	4/28/2010	AUD	233.6	214.3
CBI Constructors Pty. Limited	90154	HSBC Bank, Australia	BP Australia Pty Ltd.	Performance	8/24/2009	4/27/2011	AUD	233.6	214.3
CBI Constructors Pty. Limited	90199	HSBC Bank, Australia	Epping Real Estate Pty Ltd.	Financial	11/18/2009	3/31/2010	AUD	61.5	56.4
CBI Constructors Pty. Limited	90200	HSBC Bank, Australia	Saji Pty Ltd.	Financial	11/19/2009	11/22/2019	AUD	600.0	550.3
CBI Constructors Pty. Limited	90215	HSBC Bank, Australia	Rio Tinto Aluminium Pty Ltd.	Performance	12/1/2009	12/1/2010	AUD	6,371.0	5,843.5
CBI Constructors Pty. Limited	100046	HSBC Bank, Australia	Rio Tinto Aluminium Pty Ltd.	Performance	3/16/2010	6/30/2011	AUD	133.7	122.6
CBI Constructors S.A. (Proprietary) Limited	M302406	Standard Bank	Department of Customs & Excise	Financial	11/7/1995	12/31/2010	ZAR	2.5	0.3
CBI Eastern Anstalt	9493	Abu Dhabi International Bank, Inc.	Eastern Bechtel Co., Ltd	Performance	3/3/2006	1/30/2011	USD	1,022.2	1,022.2
CBI Eastern Anstalt	9870	Abu Dhabi International Bank, Inc.	Abu Dhabi Oil Refining Company (TAKREER)	Performance	10/23/2008	2/28/2014	USD	464.5	464.5
CBI Eastern Anstalt	008302/0000/00 / MEAE2AE7G501853	ABN AMRO Bank, N.V., Dubai	Ministry of Labour	Labor	7/15/2001	7/14/2010	AED	24.0	6.5
CBI Eastern Anstalt	008330/0000/00 / MEAE2AE07G501851	ABN AMRO Bank, N.V., Dubai	Ministry of Labour	Labor	7/24/2001	7/24/2010	AED	3.0	0.8
CBI Eastern Anstalt	APG/GTY/064906/B	HSBC Bank, Middle East	Qatar Shell GTL Limited	Advance	11/14/2006	9/30/2010	USD	3,276.4	3,276.4
CBI Eastern Anstalt	APG/GTY/064907/B	HSBC Bank, Middle East	Qatar Shell GTL Limited	Advance	11/14/2006	9/30/2010	GBP	177.7	269.8
CBI Eastern Anstalt	APG/GTY/064908/B	HSBC Bank, Middle East	Qatar Shell GTL Limited	Advance	11/14/2006	9/30/2010	EUR	656.9	887.4
CBI Eastern Anstalt	FNG GTY/0612013/B / GTE DOH 063537	HSBC Bank, Middle East	Qatar Shell GTL Limited	Tax Retention Bond	11/30/2006	9/30/2010	USD	100.0	100.0
CBI Eastern Anstalt	FNG GTY/082992/B & FNG DOH 087032	HSBC Bank, Middle East	Chiyoda, Snamprogetti & Co. W.L.L.	Tax Retention Bond	3/26/2008	7/26/2010	USD	2,205.2	2,205.2
CBI Eastern Anstalt	FNG GTY/0958330B / FNG DOH 097017	HSBC Bank, Middle East	Qatar Shell GTL Limited	Tax Retention Bond	1/29/2009	9/30/2010	USD	2,200.0	2,200.0
CBI Eastern Anstalt	G030505	Mashreq Bank	Ministry of Labour	Labor	9/11/2002	9/10/2010	AED	15.0	4.1
CBI Eastern Anstalt	G031219	Mashreq Bank	Ministry of Labour	Labor	10/21/2002	10/20/2010	AED	18.0	4.9
CBI Eastern Anstalt	G031797	Mashreq Bank	Ministry of Labour	Labor	12/1/2002	12/1/2010	AED	51.0	13.9
CBI Eastern Anstalt	G032192	Mashreq Bank	Ministry of Labour	Labor	12/30/2002	12/30/2010	AED	51.0	13.9
CBI Eastern Anstalt	G032738	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	2/3/2003	7/3/2010	AED	135.0	36.8
CBI Eastern Anstalt	G033066	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	2/24/2003	4/23/2010	AED	24.0	6.5
CBI Eastern Anstalt	G033317	Mashreq Bank	Ministry of Labour & Social Affairs - Labor Sector	Labor	3/10/2003	9/9/2010	AED	9.0	2.5
CBI Eastern Anstalt	G033588	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	3/25/2003	9/24/2010	AED	81.0	22.1
CBI Eastern Anstalt	G034082	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	4/22/2003	4/21/2010	AED	93.0	25.3
CBI Eastern Anstalt	G034167	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	4/27/2003	4/26/2010	AED	3.0	0.8
CBI Eastern Anstalt	G041536	Mashreq Bank	Ministry of Labour and Social Affair	Labor	8/8/2004	8/7/2010	AED	42.0	11.4
CBI Eastern Anstalt	G041830	Mashreq Bank	Ministry of Labour and Social Affair	Labor	8/23/2004	8/22/2010	AED	3.0	0.8
CBI Eastern Anstalt	G041943	Mashreq Bank	Ministry of Labour and Social Affair	Labor	8/29/2004	8/28/2010	AED	3.0	0.8
CBI Eastern Anstalt	G042249	Mashreq Bank	Ministry of Labour and Social Affair	Labor	9/15/2004	9/14/2010	AED	3.0	0.8
CBI Eastern Anstalt	G042480	Mashreq Bank	Ministry of Labour and Social Affair	Labor	9/27/2004	9/26/2010	AED	3.0	0.8
CBI Eastern Anstalt	G042598	Mashreq Bank	Ministry of Labour and Social Affair	Labor	10/4/2004	10/4/2010	AED	3.0	0.8
CBI Eastern Anstalt	G042845	Mashreq Bank	Ministry of Labour and Social Affair	Labor	10/19/2004	10/18/2010	AED	6.0	1.6
CBI Eastern Anstalt	G042846	Mashreq Bank	Ministry of Labour and Social Affair	Labor	10/19/2004	10/18/2010	AED	6.0	1.6
CBI Eastern Anstalt	G044076	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	1/6/2005	9/5/2010	AED	3.0	0.8
CBI Eastern Anstalt	G044192	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	1/15/2005	9/14/2010	AED	3.0	0.8
CBI Eastern Anstalt	G044292	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	1/18/2005	9/17/2010	AED	3.0	0.8
CBI Eastern Anstalt	G044485	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	2/1/2005	9/1/2010	AED	3.0	0.8
CBI Eastern Anstalt	G044693	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	2/13/2005	9/12/2010	AED	3.0	0.8
CBI Eastern Anstalt	G045098	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	3/9/2005	4/8/2010	AED	3.0	0.8
CBI Eastern Anstalt	G046934	Mashreq Bank	Ministry of Labour and Social Affairs-Labour Secto	Labor	6/12/2005	9/11/2010	AED	3.0	0.8
CBI Eastern Anstalt	G047122	Mashreq Bank	Ministry of Labour and Social Affair	Labor	6/25/2005	9/24/2010	AED	3.0	0.8
CBI Eastern Anstalt	G047228	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	6/28/2005	9/27/2010	AED	3.0	0.8
CBI Eastern Anstalt	G047498	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	7/11/2005	9/10/2010	AED	3.0	0.8
CBI Eastern Anstalt	G047848	Mashreq Bank	Ministry of Labour and Social Affairs-Labor Sector	Labor	8/2/2005	8/1/2010	AED	3.0	0.8
CBI Eastern Anstalt	G047973	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	8/11/2005	8/10/2010	AED	3.0	0.8
CBI Eastern Anstalt	G048182	Mashreq Bank	Ministry of Labour and Social Affair - Labor Secto	Labor	8/23/2005	8/22/2010	AED	3.0	0.8
CBI Eastern Anstalt	G048313	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	8/30/2005	8/29/2010	AED	3.0	0.8
CBI Eastern Anstalt	G048417	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	9/7/2005	9/6/2010	AED	3.0	0.8

								Value in
								Currency of
Entity Name	LC Number	Issued By	Beneficiary	Purpose	Effective Date	Expiry Date	CCY	Issue	Value in USD
CBI Eastern Anstalt	G048567	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	9/14/2005	9/13/2010	AED	3.0	0.8
CBI Eastern Anstalt	G048832	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	9/29/2005	9/28/2010	AED	3.0	0.8
CBI Eastern Anstalt	G048837	Mashreq Bank	Ministry of Economy and Plannning	Trade License Guarantee	10/1/2005	10/1/2010	AED	50.0	13.6
CBI Eastern Anstalt	G048838	Mashreq Bank	Ministry of Economy and Planning	Trade License Guarantee	10/1/2005	10/1/2010	AED	50.0	13.6
CBI Eastern Anstalt	G049068	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	10/15/2005	10/14/2010	AED	3.0	0.8
CBI Eastern Anstalt	G049815	Mashreq Bank	Ministry of Labour & Social Affairs - Labour Secto	Labor	11/24/2005	11/23/2010	AED	3.0	0.8
CBI Eastern Anstalt	G049951	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	12/4/2005	12/3/2010	AED	3.0	0.8
CBI Eastern Anstalt	G049952	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	12/4/2005	12/3/2010	AED	3.0	0.8
CBI Eastern Anstalt	G050130	Mashreq Bank	Ministry of Labour and Social Affairs Labor Sector	Labor	12/12/2005	12/11/2010	AED	3.0	0.8
CBI Eastern Anstalt	G050332	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	12/22/2005	12/21/2010	AED	3.0	0.8
CBI Eastern Anstalt	G050450	Mashreq Bank	Abu Dhabi National Oil Company for Distribution	Warranty	12/28/2005	12/28/2010	AED	500.0	136.1
CBI Eastern Anstalt	G050558	Mashreq Bank	Jebel Ali Free Zone Authority	Labor	1/12/2006	8/11/2010	AED	50.0	13.6
CBI Eastern Anstalt	G050929	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	1/31/2006	4/30/2010	AED	3.0	0.8
CBI Eastern Anstalt	G050944	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	2/2/2006	4/1/2010	AED	3.0	0.8
CBI Eastern Anstalt	G051180	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	2/15/2006	4/14/2010	AED	6.0	1.6
CBI Eastern Anstalt	G052435	Mashreq Bank	Abu Dhabi National Oil Company for Distribution	Financial	4/19/2006	4/18/2010	AED	30.0	8.2
CBI Eastern Anstalt	G052967	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	5/15/2006	5/15/2010	AED	9.0	2.5
CBI Eastern Anstalt	G052990	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	5/15/2006	5/15/2010	AED	9.0	2.5
CBI Eastern Anstalt	G053316	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	6/3/2006	6/2/2010	AED	9.0	2.5
CBI Eastern Anstalt	G053537	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	6/14/2006	6/13/2010	AED	30.0	8.2
CBI Eastern Anstalt	G053539	Mashreq Bank	Jebel Ali Free Zone Authority	Labor	6/14/2006	6/13/2010	AED	75.0	20.4
CBI Eastern Anstalt	G053611	Mashreq Bank	Ministry of Labour and Social Affairs	Labor	6/18/2006	6/18/2010	AED	24.0	6.5
CBI Eastern Anstalt	G053859	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	7/1/2006	7/1/2010	AED	3.0	0.8
CBI Eastern Anstalt	G054491	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	8/1/2006	7/31/2010	AED	15.0	4.1
CBI Eastern Anstalt	G054507	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	8/2/2006	8/1/2010	AED	21.0	5.7
CBI Eastern Anstalt	G054560	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	8/6/2006	8/5/2010	AED	33.0	9.0
CBI Eastern Anstalt	G055396	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	9/27/2006	9/26/2010	AED	63.0	17.2
CBI Eastern Anstalt	G055572	Mashreq Bank	Ministry of Labour & Social Affairs - Dubai	Labor	10/9/2006	10/8/2010	AED	6.0	1.6
CBI Eastern Anstalt	G055669	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	10/15/2006	10/14/2010	AED	6.0	1.6
CBI Eastern Anstalt	G055918	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	11/2/2006	11/1/2010	AED	6.0	1.6
CBI Eastern Anstalt	G056079	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	11/14/2006	11/13/2010	AED	6.0	1.6
CBI Eastern Anstalt	G056125	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	11/16/2006	11/15/2010	AED	6.0	1.6
CBI Eastern Anstalt	G056206	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	11/21/2006	11/20/2010	AED	12.0	3.3
CBI Eastern Anstalt	G056290	Mashreq Bank	Ministry of Labour & Social Affairs - Abu Dhabi	Labor	11/26/2006	11/25/2010	AED	3.0	0.8
CBI Eastern Anstalt	G056617	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	12/17/2006	12/16/2010	AED	12.0	3.3
CBI Eastern Anstalt	G056624	Mashreq Bank	Ministry of Economy and Planning	Trade License	12/18/2006	12/17/2010	AED	50.0	13.6
CBI Eastern Anstalt	G056634	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	12/18/2006	12/17/2010	AED	21.0	5.7
CBI Eastern Anstalt	G056843	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	1/7/2007	9/6/2010	AED	12.0	3.3
CBI Eastern Anstalt	G057028	Mashreq Bank	Ministry of Laboiur & Social Affairs	Labor	1/18/2007	9/17/2010	AED	27.0	7.4
CBI Eastern Anstalt	G057284	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	2/8/2007	9/7/2010	AED	87.0	23.7
CBI Eastern Anstalt	G057586	Mashreq Bank	Ministry of Labour & Social Affairs - Abu Dhabi	Labor	2/28/2007	9/27/2010	AED	18.0	4.9
CBI Eastern Anstalt	G057587	Mashreq Bank	Ministry of Labour & Social Affairs - Dubai	Labor	2/28/2007	9/27/2010	AED	45.0	12.3
CBI Eastern Anstalt	G057765	Mashreq Bank	Ministry of Labour & Social Affairs - Ajman	Labor	3/13/2007	9/12/2010	AED	27.0	7.4
CBI Eastern Anstalt	G058307	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	4/17/2007	9/16/2010	AED	9.0	2.5
CBI Eastern Anstalt	G058364	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	4/19/2007	9/18/2010	AED	9.0	2.5
CBI Eastern Anstalt	G058411	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	4/23/2007	9/22/2010	AED	24.0	6.5
CBI Eastern Anstalt	G058746	Mashreq Bank	Ministry of Labour & Social Affairs - Dubai	Labor	5/14/2007	9/13/2010	AED	27.0	7.4
CBI Eastern Anstalt	G058831	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	5/20/2007	9/19/2010	AED	18.0	4.9
CBI Eastern Anstalt	G058915	Mashreq Bank	Ministry of Labor & social Affairs - Dubai	Labor	5/24/2007	9/23/2010	AED	27.0	7.4
CBI Eastern Anstalt	G058916	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	5/24/2007	9/23/2010	AED	33.0	9.0
CBI Eastern Anstalt	G059084	Mashreq Bank	Ministry of Labor & social Affairs - Dubai	Labor	6/6/2007	6/5/2010	AED	18.0	4.9
CBI Eastern Anstalt	G059345	Mashreq Bank	Ministry of Labor & social Affairs - Dubai	Labor	6/24/2007	6/23/2010	AED	21.0	5.7
CBI Eastern Anstalt	G059346	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	6/24/2007	6/23/2010	AED	30.0	8.2
CBI Eastern Anstalt	G059409	Mashreq Bank	Ministry of Labor and Social Affairs - Ajman	Labor	6/27/2007	6/26/2010	AED	18.0	4.9
CBI Eastern Anstalt	G059685	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	7/15/2007	7/14/2010	AED	3.0	0.8
CBI Eastern Anstalt	G059735	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	7/17/2007	7/16/2010	AED	6.0	1.6
CBI Eastern Anstalt	G059745	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	7/18/2007	7/17/2010	AED	24.0	6.5
CBI Eastern Anstalt	G059746	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	7/18/2007	7/17/2010	AED	18.0	4.9

								Value in
								Currency of
Entity Name	LC Number	Issued By	Beneficiary	Purpose	Effective Date	Expiry Date	CCY	Issue	Value in USD
CBI Eastern Anstalt	G059770	Mashreq Bank	Jebel Ali FreeZone Authority	Labor	7/19/2007	7/18/2010	AED	50.0	13.6
CBI Eastern Anstalt	G059922	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	7/29/2007	7/28/2010	AED	18.0	4.9
CBI Eastern Anstalt	G059959	Mashreq Bank	Ministry of Labour & Social Affairs	Labor	8/1/2007	7/31/2010	AED	21.0	5.7
CBI Eastern Anstalt	G060582	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	9/20/2007	9/19/2010	AED	15.0	4.1
CBI Eastern Anstalt	G060655	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	9/26/2007	9/25/2010	AED	30.0	8.2
CBI Eastern Anstalt	G061034	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	10/30/2007	10/29/2010	AED	21.0	5.7
CBI Eastern Anstalt	G061383	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	11/26/2007	11/25/2010	AED	12.0	3.3
CBI Eastern Anstalt	G061434	Mashreq Bank	Star Energy Resources Ltd.	Advance	11/29/2007	8/28/2010	USD	438.5	438.5
CBI Eastern Anstalt	G061451	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	12/3/2007	12/2/2010	AED	6.0	1.6
CBI Eastern Anstalt	G061782-A	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	12/30/2007	12/29/2010	AED	18.0	4.9
CBI Eastern Anstalt	G061808	Mashreq Bank	Jebel Ali Free Zone Authority	Labor	1/3/2008	1/2/2011	AED	100.0	27.2
CBI Eastern Anstalt	G061826	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	1/6/2008	1/5/2011	AED	6.0	1.6
CBI Eastern Anstalt	G061907	Mashreq Bank	Ministry of Labour & Social Affairs - Ajman	Labor	1/15/2008	1/14/2011	AED	9.0	2.5
CBI Eastern Anstalt	G062224	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	2/7/2008	9/7/2010	AED	6.0	1.6
CBI Eastern Anstalt	G062312	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	2/14/2008	9/13/2010	AED	9.0	2.5
CBI Eastern Anstalt	G062384	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	2/19/2008	9/18/2010	AED	3.0	0.8
CBI Eastern Anstalt	G062558	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	3/3/2008	9/2/2010	AED	6.0	1.6
CBI Eastern Anstalt	G062726	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	3/12/2008	9/11/2010	AED	6.0	1.6
CBI Eastern Anstalt	G066639	Mashreq Bank	Enelpower S.P.A.	Advance	1/26/2009	7/26/2010	EUR	273.2	369.1
CBI Eastern Anstalt	G066781	Mashreq Bank	Emirates General Petroleum Corporation (EMARAT)	Performance	2/10/2009	6/6/2011	AED	8,502.6	2,315.0
CBI Eastern Anstalt	G066782	Mashreq Bank	Emirates General Petroleum Corporation (EMARAT)	Advance	2/10/2009	7/22/2010	AED	8,502.6	2,315.0
CBI Eastern Anstalt	G974	Qatar National Bank SAQ, London	Snamprogetti S.p.A.	Advance	5/8/2008	9/14/2011	USD	4,503.7	4,503.7
CBI Eastern Anstalt	G976	Qatar National Bank SAQ, London	Snamprogetti S.p.A.	Performance	5/8/2008	10/28/2013	EUR	545.2	736.6
CBI Eastern Anstalt	G977	Qatar National Bank SAQ, London	Snamprogetti S.p.A.	Performance	5/8/2008	10/28/2013	USD	7,150.0	7,150.0
CBI Eastern Anstalt	GCU/CG0704691	Standard Chartered Bank, Dubai	TR Offsites	Advance	9/9/2007	7/9/2010	USD	6,495.0	6,495.0
CBI Eastern Anstalt	GCU/CG0704692	Standard Chartered Bank, Dubai	TR Offsites	Performance	9/9/2007	8/31/2011	USD	4,330.0	4,330.0
CBI Eastern Anstalt	GT02/1999/0443 / DU1/CG9920443	Standard Chartered Bank, Dubai	Jebel Ali Free Zone Authority	Labor	9/1/1999	9/30/2010	AED	100.0	27.2
CBI Eastern Anstalt	GTE/GTY/01710312B / REB DOH 070250	HSBC Bank, Middle East	Qatar Shell GTL Limited	Tax Retention Bond	1/22/2007	9/30/2010	USD	1,216.6	1,216.6
CBI Eastern Anstalt	LA12751 / MEAE2AE07G501847	ABN AMRO Bank, N.V., Dubai	Jebel Ali Free Zone Authority	Labor	3/10/2005	9/9/2010	AED	50.0	13.6
CBI Eastern Anstalt	PEB/CCO/044089/B / PEB DOH 042531	HSBC Bank, Middle East	Qatar Fuel (WOQOD)	Performance	11/24/2004	8/31/2010	QAR	2,000.0	549.4
CBI Eastern Anstalt	PEB/CCO/061333/B / PEB DOH 061055	HSBC Bank, Middle East	Fluor Mideast Limited	Performance	4/3/2006	8/16/2011	USD	7,699.4	7,699.4
CBI Eastern Anstalt	PEB/CCO/510393/B	HSBC Bank, Middle East	Snamprogetti S.p.A.	Performance	9/28/2005	3/3/2011	USD	7,000.0	7,000.0
CBI Eastern Anstalt	PEB/GTY/0611743/B	HSBC Bank, Middle East	Qatar Shell GTL Limited	Performance	11/16/2006	9/30/2010	USD	38,930.3	38,930.3
CBI Eastern Anstalt	PEB/GTY/064693/B	HSBC Bank, Middle East	Eastern Bechtel Co. Ltd.	Performance	10/31/2006	12/31/2010	USD	240.5	240.5
CBI Eastern Anstalt	PEB/GTY/084089/B	HSBC Bank, Middle East	Eastern Bechtel Co. Ltd. (EBCL)	Performance	4/23/2008	4/30/2013	USD	39.3	39.3
CBI Eastern Anstalt	PPU/LA7801 / MEAE2AE07G501849	ABN AMRO Bank, N.V., Dubai	Jebel Ali Free Zone Authority	Labor	2/27/2001	7/27/2010	AED	50.0	13.6
CBI Eastern Anstalt	REB/GTY/080791/B / REB DOH 087011	HSBC Bank, Middle East	Qatar Shell GTL Limited	Tax Retention Bond	1/29/2008	9/30/2010	USD	4,625.0	4,625.0
CBI Eastern Anstalt	9973	Abu Dhabi International Bank, Inc.	Kuwait Paraxylene Production Company	Performance	6/8/2009	7/31/2010	USD	875.0	875.0
CBI Eastern Anstalt	9972	Abu Dhabi International Bank, Inc.	Kuwait Paraxylene Production Company	Performance	6/8/2009	7/30/2010	USD	875.0	875.0
CBI Eastern Anstalt	FNG GTY/081780/B & FNG DOH 087024	HSBC Bank, Middle East	Linde AG	Tax Bond	2/23/2008	7/23/2010	USD	141.4	141.4
CBI Eastern Anstalt	G067372	Mashreq Bank	Ministry of Labor - Abu Dhabi	Labor Guarantee	4/9/2009	9/8/2010	AED	24.0	6.5
CBI Eastern Anstalt	G067443	Mashreq Bank	Ministry of Labor - Abu Dhabi	Labor Guarantee	4/19/2009	9/18/2010	AED	27.0	7.4
CBI Eastern Anstalt	G067436	Mashreq Bank	Ministry of Labor - Abu Dhabi	Labor Guarantee	4/19/2009	9/18/2010	AED	30.0	8.2
CBI Eastern Anstalt	G067545	Mashreq Bank	Ministry of Labor - Abu Dhabi	Labor Guarantee	4/21/2009	9/20/2010	AED	150.0	40.8
CBI Eastern Anstalt	G067817	Mashreq Bank	Ministry of Labor - Abu Dhabi	Labor	5/18/2009	9/17/2010	AED	150.0	40.8
CBI Eastern Anstalt	G067857	Mashreq Bank	Ministry of Labor - Abu Dhabi	Labor Guarantee	5/21/2009	9/20/2010	AED	150.0	40.8
CBI Eastern Anstalt	G067881	Mashreq Bank	Ministry of Labor - Abu Dhabi	Labor Guarantee	5/24/2009	9/23/2010	AED	90.0	24.5
CBI Eastern Anstalt	G068194	Mashreq Bank	Ministry of Labor - Abu Dhabi	Labor Guarantee	6/21/2009	9/20/2010	AED	150.0	40.8
CBI Eastern Anstalt	G068236	Mashreq Bank	Ministry of Labor - Abu Dhabi	Labor Guarantee	6/23/2009	9/22/2010	AED	225.0	61.3
CBI Eastern Anstalt	G068235	Mashreq Bank	Ministry of Labor - Abu Dhabi	Labor Guarantee	6/23/2009	9/22/2010	AED	150.0	40.8
CBI Eastern Anstalt	GCU/CG0902515	Standard Chartered Bank, Dubai	Cabinda Gulf Oil Company, Ltd.	Performance	5/14/2009	12/31/2011	USD	2,699.3	2,699.3
CBI Eastern Anstalt	DU1/CGY304132	Standard Chartered Bank, Dubai	CBI Thailand	Performance	9/11/2003	9/19/2010	THB	80,000.0	2,473.7
CBI Eastern Anstalt	DU1/CGY304018	Standard Chartered Bank, Dubai	Standard Chartered Bank (Thai) PLC	Performance	9/4/2003	9/19/2010	USD	600.0	600.0
CBI Eastern Anstalt	10001	Abu Dhabi International Bank, Inc.	Abu Dhabi Gas Industries Ltd. (GASCO)	Advance	9/1/2009	8/28/2010	USD	52,680.4	52,680.4
CBI Eastern Anstalt	10000	Abu Dhabi International Bank, Inc.	Abu Dhabi Gas Industries Ltd. (GASCO)	Performance	9/1/2009	8/28/2010	USD	52,680.4	52,680.4
CBI Eastern Anstalt	G068464	Mashreq Bank	Ministry of Labor - Abu Dhabi	Labor Guarantee	7/13/2009	9/12/2010	AED	150.0	40.8
CBI Eastern Anstalt	G068786	Mashreq Bank	Ministry of Labor - Abu Dhabi	Labor Guarantee	8/10/2009	8/9/2010	AED	300.0	81.7
CBI Eastern Anstalt	AE/TEB/GTY/0966258/B	HSBC Bank, Middle East	Zakum Development Company (ZADCO)	Tender Bond	11/17/2009	9/2/2010	USD	500.0	500.0

								Value in
								Currency of
Entity Name	LC Number	Issued By	Beneficiary	Purpose	Effective Date	Expiry Date	CCY	Issue	Value in USD
CBI Eastern Anstalt	G069946	Mashreq Bank	Star Energy Resources Ltd.	Retention	12/20/2009	1/20/2012	USD	771.2	771.2
CBI Eastern Anstalt	G069217	Mashreq Bank	Star Energy Resources Ltd.	Advance	10/8/2009	1/21/2011	USD	771.2	771.2
CBI Eastern Anstalt	G070330	Mashreq Bank	Abu Dhabi National Oil Company for Distribution	Financial	2/14/2010	1/25/2011	AED	160.0	43.6
CBI Eastern Anstalt — GES	G057128	Mashreq Bank	Ministry of Economy and Planning	Financial	1/28/2007	8/27/2010	AED	50.0	13.6
CBI Montajes de Chile, Limitada — GNL Quintero	715837056	Calyon Bank, New York	GNL Quintero S.A.	Retention	6/7/2007	9/20/2010	USD	46,508.1	46,508.1
CBI Overseas, LLC	90142 / 92784	HSBC Bank, Australia	Invista (Singapore) Pte. Ltd.	Warranty	8/24/2009	7/19/2010	USD	1,458.3	1,458.3
CBI/ST Limited [CBI Thailand Ltd.]	70228 / 74737	HSBC Bank, Australia	Star Petroleum Refining Company Limited	Performance	12/19/2007	10/30/2010	THB	27,321.0	844.8
CBI/ST Limited [CBI Thailand Ltd.]	70229 / 74736	HSBC Bank, Australia	Star Petroleum Refining Company Limited	Performance	12/19/2007	10/30/2010	USD	30.2	30.2
Chicago Bridge & Iron Company (Illinois)	EBI-PFG-0200344	Emirates Bank International	Saudi Arabian Oil Company	Performance	2/19/2002	7/1/2010	USD	5,786.1	5,786.1
Chicago Bridge & Iron Company N.V.	731337018	Calyon Bank, New York	HSBC Bank USA, N.A.	Financial	11/9/2007	3/28/2011	USD	4,361.0	4,361.0
Chicago Bridge & Iron Company N.V.	005637027	Calyon Bank, New York	Skandinaviska Enskilda Banken	Financial	2/25/2010	12/30/2010	USD	5,325.4	5,325.4
Lummus Novolen Technology GmbH	FHGAV08077000200	Commerzbank AG	IVG, Frankfurt/M, Germany	Financial	3/17/2008	3/31/2015	EUR	106.8	144.3
Lummus Novolen Technology GmbH	2004.010.814	ING Bank	China Petrochemical International Co. Ltd.	Advance	11/25/2004	10/31/2010	USD	345.9	345.9
Lummus Novolen Technology GmbH	2006.008.086	ING Bank	National Petrochemical Industrial Company	Advance	9/13/2006	7/30/2011	USD	2,833.0	2,833.0
Lummus Novolen Technology GmbH	2006.009.800	ING Bank	Shenhua Ningxia Coal Industry Group Ltd.	Performance	11/2/2006	2/14/2013	USD	1,795.0	1,795.0
Lummus Novolen Technology GmbH	2006.009.804	ING Bank	Shenhua Ningxia Coal Industry Group Ltd.	Performance	11/2/2006	2/15/2013	USD	1,673.0	1,673.0
Lummus Novolen Technology GmbH	2009.002.607	ING Bank	Brahmaputra Cracker and Polymer Limited	Performance	4/10/2009	4/1/2010	EUR	320.0	432.3
Lummus Novolen Technology GmbH	2009.002.608	ING Bank	Brahmaputra Cracker and Polymer Limited	Performance	4/10/2009	4/30/2014	EUR	240.0	324.2
Lummus Technology Heat Transfer B.V.	06G111609	ABN AMRO Bank, N.V., Rotterdam	Shell Eastern Petroleum (pte) Ltd, Singapore	Performance	9/21/2006	5/30/2011	EUR	7,000.0	9,457.0
Lummus Technology Heat Transfer B.V.	07G113682	ABN AMRO Bank, N.V., Rotterdam	NEM bv, Leiden, The Netherlands	Performance	2/8/2007	8/17/2011	EUR	860.9	1,163.1
Lummus Technology Heat Transfer B.V.	504BGA0700054	Deutsche Bank AG	Larsen & Toubro Ltd.	Performance	1/22/2007	8/9/2011	EUR	282.0	381.0
Lummus Technology Heat Transfer B.V.	504BGA0700056	Deutsche Bank AG	Larsen & Toubro Ltd.	Performance	1/22/2007	8/9/2011	EUR	2,473.0	3,341.0
Lummus Technology Heat Transfer B.V.	2009.000.557	ING Bank	OAO “Nizhnekamskneftekhim” NKNK, 4600008320 Supply	Performance	2/5/2009	6/22/2011	EUR	2,850.0	3,850.4
Lummus Technology Heat Transfer B.V.	09G830385	ABN AMRO Bank, N.V., Rotterdam	Shell Nederland Raffinaderij B.V.	Advance	9/16/2009	7/28/2010	EUR	242.0	326.9
Lummus Technology Heat Transfer B.V.	09G830386	ABN AMRO Bank, N.V., Rotterdam	Shell Nederland Raffinaderij B.V.	Performance	9/17/2009	7/28/2013	EUR	242.0	326.9
Lummus Technology Heat Transfer B.V.	FRWAV70029860101	Commerzbank AG	Shell Nederland Chemie B.V.	Performance	11/23/2007	11/11/2010	EUR	1,981.5	2,677.0
Lummus Technology Heat Transfer B.V.	10G831506	ABN AMRO Bank, N.V., Rotterdam	Shell Nederland Raffinaderij B.V.	Payment	1/8/2010	6/28/2010	EUR	726.0	980.8
Lummus Technology Heat Transfer B.V.	10G831493	ABN AMRO Bank, N.V., Rotterdam	Brahmaputra Cracker and Polymer Limited	Bid Proposal	1/9/2010	10/20/2010	USD	106.4	106.4
Lummus Technology Heat Transfer B.V.	2009.007.959	ING Bank	Samsung Engineering Co. Ltd.	Maintenance	2/12/2010	11/29/2011	USD	576.0	576.0
Lummus Technology Heat Transfer B.V.	10G832254	ABN AMRO Bank, N.V., Rotterdam	Technidas Reunidas Jubail Refinery	Performance	3/30/2010	7/12/2011	EUR	1,544.4	2,086.5
Lummus Technology, Inc.	730637048	Calyon Bank, New York	Chevron Corporation	Performance	11/2/2007	2/7/2011	USD	450.0	450.0
Lummus Technology, Inc.	730637050	Calyon Bank, New York	Chevron Corporation	Performance	11/2/2007	8/17/2011	USD	204.5	204.5
Lummus Technology, Inc.	55575609626	Skandinaviska Enskilda Banken	China Petrochemical International Co., Ltd.	Performance	11/16/2004	10/31/2010	USD	400.5	400.5
Lummus Technology, Inc.	55575609634	Skandinaviska Enskilda Banken	China Petrochemical International Co., Ltd.	Performance	11/16/2004	10/31/2010	USD	82.2	82.2
Lummus Technology, Inc.	55575635678	Skandinaviska Enskilda Banken	PT Pertamina (PERSERO)	Performance	1/23/2007	4/25/2014	USD	242.5	242.5
Lummus Technology, Inc.	55575635686	Skandinaviska Enskilda Banken	PT Pertamina (PERSERO)	Performance	1/23/2007	4/25/2014	USD	275.0	275.0
Lummus Technology, Inc.	55575638820	Skandinaviska Enskilda Banken	CPC Corporation	Performance	4/16/2007	3/27/2013	USD	1,342.0	1,342.0
Lummus Technology, Inc.	55575640086	Skandinaviska Enskilda Banken	Kuwait National Petroleum Company (K.S.C.)	Performance	5/25/2007	11/30/2014	KWD	281.9	976.5
Lummus Technology, Inc.	55575643492	Skandinaviska Enskilda Banken	Nefjtanaya Compania Rosneft Inn	Performance	7/30/2007	7/30/2011	USD	105.0	105.0
Lummus Technology, Inc.	55575644901	Skandinaviska Enskilda Banken	Shanghai SECCO Petrochemical Company Ltd.	Performance	9/13/2007	10/31/2010	USD	795.0	795.0
Lummus Technology, Inc.	55575648990	Skandinaviska Enskilda Banken	(blank)	Performance	12/11/2007	4/12/2012	USD	1,104.5	1,104.5
Lummus Technology, Inc.	777-52-0067696-L	Standard Chartered Bank, New York	Shanghai SECCO Petrochemical Company Ltd.	Performance	8/28/2008	12/31/2011	USD	945.0	945.0
Lummus Technology, Inc.	777-52-0073590-L	Standard Chartered Bank, New York	IRPC Public Company Limited	Performance	3/12/2009	7/11/2011	USD	385.0	385.0
Lummus Technology, Inc.	9963	Abu Dhabi International Bank, Inc.	Kuwait National Petroleum Company (K.S.C.)	Performance	5/20/2009	12/14/2014	KWD	281.9	976.5
Lummus Technology, Inc.	AEPEBGTY0960816B	HSBC Bank, Middle East	Sidi Kerir Petrochemicals Co. (SIDPEC)	Performance	5/18/2009	12/31/2012	USD	1,700.0	1,700.0
Lummus Technology, Inc.	AEAPGGTY0962956B	HSBC Bank, Middle East	Sidi Kerir Petrochemicals Co. (SIDPEC)	Advance	7/13/2009	4/13/2010	USD	446.3	446.3
Lummus Technology, Inc.	AEAPGGTY0962957B	HSBC Bank, Middle East	Sidi Kerir Petrochemicals Co. (SIDPEC)	Advance	7/13/2009	4/13/2010	EUR	115.5	156.0
Lummus Technology, Inc.	AEPEBGTY0962962B	HSBC Bank, Middle East	Sidi Kerir Petrochemicals Co. (SIDPEC)	Performance	7/13/2009	12/31/2013	USD	212.5	212.5
Lummus Technology, Inc.	AEPEBGTY0962961B	HSBC Bank, Middle East	Sidi Kerir Petrochemicals Co. (SIDPEC)	Performance	7/13/2009	12/31/2013	EUR	357.5	483.0
Lummus Technology, Inc.	AETEBGTY0965616B / 095195	HSBC Bank, Middle East	Gulf of Suez Petroleum Company (GUPCO)	Tender	10/25/2009	4/1/2010	USD	11.0	11.0
Lummus Technology, Inc.	HOU/S/06272	Riyad Bank, Houston	Direct Reduction Iron Company, Ltd.	Advance	12/23/2009	7/30/2010	USD	988.0	988.0
Lummus Technology, Inc.	AETEBGTY1068889B / TEB BAF 100229	HSBC Bank, Middle East	Oman Refineries and Petrochemicals Company	Tender	3/3/2010	6/6/2010	OMR	13.5	35.1
Lummus Technology, Inc.	AEAPGGTY1068810B / GTEALX100158	HSBC Bank, Middle East	Sidi Kerir Petrochemicals Co. (SIDPEC)	Advance	2/23/2010	12/31/2011	USD	165.0	165.0
Lummus Technology, Inc.	AEPEBGTY1068808B / GTEALX100159	HSBC Bank, Middle East	Sidi Kerir Petrochemicals Co. (SIDPEC)	Performance	2/23/2010	12/31/2013	USD	82.5	82.5
Lummus Technology, Inc.	09G830644	ABN AMRO Bank, N.V., Rotterdam	Haldia Petrochemicals	Performance	3/30/2010	6/6/2010	EUR	562.0	759.2
Lummus Technology, Inc. — Heat Transfer Division	504BGA0801187	Deutsche Bank AG	JGC Corporation	Performance	9/18/2008	12/14/2012	USD	14,576.8	14,576.8
Netherlands Operating Company, B.V.	09G823909	ABN AMRO Bank, N.V., Rotterdam	Nagarjuna Oil Corporation Limited (NOCL)	Advance	1/21/2009	8/30/2011	EUR	393.0	530.9
Netherlands Operating Company, B.V.	09G824798	ABN AMRO Bank, N.V., Rotterdam	Nagarjuna Oil Corporation Limited (NOCL)	Advance	5/7/2009	5/30/2013	EUR	450.0	608.0

								Value in
								Currency of
Entity Name	LC Number	Issued By	Beneficiary	Purpose	Effective Date	Expiry Date	CCY	Issue	Value in USD
Oasis Supply Company Anstalt	PEB/GTY/0752152/B	HSBC Bank, Middle East	Hyundai Engineering & Construction Co. Ltd.	Performance	5/10/2007	4/18/2010	USD	978.0	978.0
Oasis Supply Company Anstalt	GCU/CG0904800	Standard Chartered Bank, Dubai	Outotec GmbH	Warranty	8/20/2009	8/1/2011	USD	530.7	530.7
Pacific Rim Material Supply Company, Ltd.	80010	HSBC Bank, Australia	Star Petroleum Refining Company	Performance	1/11/2008	10/30/2010	USD	331.3	331.3
Pacific Rim Material Supply Company, Ltd. — Fujian	10847 AA 00022	De Nationale Borg	Emmanuel Cotessat-Societe D’Advocats	Tax Guarantee	11/16/2005	7/15/2010	EUR	50.0	67.6
Pacific Rim Material Supply Company, Ltd. — Fujian	DU1/CG0505797	Standard Chartered Bank, Dubai	CNOOC Fujian LNG Co. Ltd.	Performance	12/19/2005	12/19/2012	USD	6,850.0	6,850.0
Pacific Rim Material Supply Company, Ltd. — Fujian	PEBPTH050060	HSBC Bank, Australia	CNOOC Fujian LNG Co. Ltd.	Performance	6/10/2005	9/17/2010	USD	5,012.7	5,012.7
Southern Tropic Material Supply Company, Ltd.	715837055	Calyon Bank, New York	GNL Quintero S.A.	Retention	6/7/2007	9/20/2010	USD	33,418.0	33,418.0

Bi-Lat Utilization									719,094.9

CBI Peruana, SAC	302638-2	JPMorgan Chase Bank, N.A.	Peru LNG S.R.L.	(blank)	1/2/2007	10/14/2011	USD	50,000.0	50,000.0
CBI Peruana, SAC	3086074	Bank of America, N.A.	Peru LNG S.R.L.	Performance	12/29/2006	10/14/2011	USD	81,250.0	81,250.0
CBI Peruana, SAC	302638-1	JPMorgan Chase Bank, N.A.	Peru LNG S.R.L.	Performance	1/2/2007	10/14/2011	USD	18,750.0	18,750.0
CB&I, Inc.	256940	JPMorgan Chase Bank, N.A.	Golden Pass LNG Terminal L.P.	Performance	11/6/2006	7/13/2012	USD	18,572.1	18,572.1
CB&I, Inc.	3083786	Bank of America, N.A.	Golden Pass LNG Terminal L.P.	Performance	8/18/2006	3/17/2012	USD	73,899.0	73,899.0
CB&I, Inc.	3083788	Bank of America, N.A.	Golden Pass LNG Terminal L.P.	Performance	8/18/2006	7/13/2012	USD	26,101.0	26,101.0
Chicago Bridge & Iron Company (Delaware)	SLT321426	JPMorgan Chase Bank, N.A.	JPMorgan Chase Bank, N.A.	Financial	5/29/2001	8/31/2010	USD	2,000.0	2,000.0
Chicago Bridge & Iron Company (Delaware)	SLT751064	JPMorgan Chase Bank, N.A.	Continental Casualty Company	Financial	2/1/2003	2/1/2011	USD	3,030.0	3,030.0
Chicago Bridge & Iron Company N.V.	286175	JPMorgan Chase Bank, N.A.	Zurich American Insurance Company	Financial	12/27/2006	10/24/2011	USD	915.0	915.0

Credit-Linked Utilization									274,517.1

Arabian CBI Ltd.	533636030	Calyon Bank, New York	Samsung Saudi Arabia, Ltd.	Performance	12/2/2005	4/3/2010	SAR	5,268.8	1,404.9
Catalytic Distillation Technologies	537709	JPMorgan Chase Bank, N.A.	Refineria de Cartagena, S.A.	Performance	8/7/2008	4/28/2010	USD	383.6	383.6
Catalytic Distillation Technologies	91905431	BNP Paribas, San Francisco	Petroquimica Morelos, S.A. de C.V.	Performance	11/19/2008	8/31/2010	USD	117.5	117.5
CB&I UK Limited	323904	JPMorgan Chase Bank, N.A.	GNL Quintero, S.A.	Performance	4/17/2007	9/20/2010	USD	8,725.9	8,725.9
CB&I, Inc.	338560	JPMorgan Chase Bank, N.A.	Southern LNG, Inc.	Performance	6/27/2007	8/9/2013	USD	19,608.3	19,608.3
CB&I, Inc.	538322	JPMorgan Chase Bank, N.A.	SK Energy Co., Ltd.	Performance	12/16/2008	4/21/2010	USD	54.4	54.4
CB&I, Inc.	538418	JPMorgan Chase Bank, N.A.	Marathon Petroleum Company, LLC	Retention	12/22/2008	3/31/2010	USD	746.3	746.3
CB&I, Inc.	539063	JPMorgan Chase Bank, N.A.	Flint Hills Resources, L.P.	Retention	2/13/2009	2/1/2011	USD	9,100.0	9,100.0
CB&I, Inc.	SLT410872	JPMorgan Chase Bank, N.A.	Dominion Cove Point LNG, L.P.	Performance	1/5/2005	4/30/2010	USD	24,107.5	24,107.5
CB&I, Inc.	522875	JPMorgan Chase Bank, N.A.	ConocoPhillips Company	Performance	9/23/2009	3/31/2011	USD	4,154.3	4,154.3
CB&I, Inc.	538976	JPMorgan Chase Bank, N.A.	Chevron Products Company	Performance	2/17/2009	8/1/2011	USD	1,000.0	1,000.0
CB&I, Inc.	S30654T	Compass Bank, N.A.	Pluspetrol Peru Corporation, S.A.	Advance	12/10/2009	12/10/2010	USD	16,500.0	16,500.0
CB&I, Inc.	523508	JPMorgan Chase Bank, N.A.	GS Caltex Corporation	Retention	1/7/2010	6/30/2011	USD	591.4	591.4
CB&I, Inc.	523509	JPMorgan Chase Bank, N.A.	GS Caltex Corporation	Retention	1/7/2010	6/30/2011	USD	574.0	574.0
CB&I, Inc.	523510	JPMorgan Chase Bank, N.A.	GS Caltex Corporation	Retention	1/7/2010	1/31/2011	USD	574.0	574.0
CB&I, Inc.	523751	JPMorgan Chase Bank, N.A.	WRB Refining LLC	Performance	2/19/2010	3/15/2011	USD	10,295.4	10,295.4
CB&I, Inc.	523850	JPMorgan Chase Bank, N.A.	WRB Refining LLC	Performance	2/19/2010	8/31/2011	USD	888.7	888.7
CB&I, Inc.	523851	JPMorgan Chase Bank, N.A.	Daelim Industrial Co. Ltd.	Performance	3/25/2010	5/31/2011	USD	202.8	202.8
CBI Americas Ltd.	284899	JPMorgan Chase Bank, N.A.	Refineria de Cartagena, S.A.	Performance	1/7/2008	5/31/2010	USD	8,000.0	8,000.0
CBI Americas Ltd.	3086807	Bank of America, N.A.	Petroleum Company of Trinidad and Tobago Limited	Performance	2/16/2007	1/15/2011	USD	1,600.0	1,600.0
CBI Americas Ltd.	522874	JPMorgan Chase Bank, N.A.	Petroterminal de Panama, S.A.	Performance	9/29/2009	9/30/2011	USD	21,892.5	21,892.5
CBI Americas Ltd.	91912497	BNP Paribas, San Francisco	Bariven S.A. c/o PDVSA Services, B.V.	Performance	1/14/2010	3/31/2010	USD	1,284.6	1,284.6
CBI Americas Ltd.	523542	JPMorgan Chase Bank, N.A.	Refineria Texaco de Honduras	Performance	1/8/2010	5/31/2010	USD	81.9	81.9
CBI Company, Ltd.	91909231	BNP Paribas, San Francisco	Pueblo Viejo Dominicana Corporation	Performance	7/10/2009	5/1/2010	USD	44.0	44.0
CBI Constructors Pty. Limited	91910522	BNP Paribas, San Francisco	Chevron Australia Pty. Ltd.	Retention	9/28/2009	9/29/2010	AUD	64,814.2	59,447.6
CBI Constructors Pty. Limited-Ecuador Branch	3098867	Bank of America, N.A.	Flota Petrolera Ecuatoriana (FLOPEC)	Performance	3/12/2009	3/11/2011	USD	2,487.5	2,487.5
CBI Constructors Pty. Limited-Ecuador Branch	3098909	Bank of America, N.A.	Flota Petrolera Ecuatoriana (FLOPEC)	Performance	4/16/2009	11/30/2010	USD	12,087.1	12,087.1
CBI Montajes de Chile, Limitada — GNL Quintero	323907	JPMorgan Chase Bank, N.A.	GNL Quintero, S.A.	Performance	4/17/2007	9/20/2010	USD	46,508.1	46,508.1
CBI Montajes de Chile, Limitada — GNL Quintero	S29873T	Compass Bank, N.A.	Abastecedora de Combustible, S.A.	Performance	12/17/2008	3/28/2011	UF	6.2	248.2
CBI Montajes de Chile, Limitada — GNL Quintero	S30706T	Compass Bank, N.A.	Compania de Petroleos de Chile	Advance	1/27/2010	8/3/2010	UF	4.8	190.6
CBI Montajes de Chile, Limitada — GNL Quintero	S30708T	Compass Bank, N.A.	Compania de Petroleos de Chile	Advance	1/26/2010	1/3/2011	UF	2.4	95.3
CBI Montajes de Chile, Limitada — GNL Quintero	S30709T	Compass Bank, N.A.	Compania de Petroleos de Chile	Advance	1/26/2010	2/20/2011	UF	8.1	322.9
CBI Montajes de Chile, Limitada — GNL Quintero	S30713T	Compass Bank, N.A.	Compania de Petroleos de Chile	Advance	1/26/2010	9/20/2010	UF	16.2	645.9
CBI Montajes de Chile, Limitada — GNL Quintero	S30732T	Compass Bank, N.A.	Empresa Constructora Belfi, S.A.	Advance	2/10/2010	2/20/2011	UF	21.2	846.2
CBI Montajes de Chile, Limitada — GNL Quintero	S30733T	Compass Bank, N.A.	Empresa Constructora Belfi, S.A.	Advance	2/10/2010	2/20/2011	UF	13.2	526.7
CBI Services, Inc.	578919	JPMorgan Chase Bank, N.A.	Shaw Constructors, Inc.	Advance	6/24/2008	4/30/2010	USD	1,913.9	1,913.9

								Value in
								Currency of
Entity Name	LC Number	Issued By	Beneficiary	Purpose	Effective Date	Expiry Date	CCY	Issue	Value in USD
CBI Services, Inc.	537891	JPMorgan Chase Bank, N.A.	Duke Energy Indiana, Inc.	Performance	6/11/2009	6/30/2011	USD	900.0	900.0
CBI Services, Inc.	523047	JPMorgan Chase Bank, N.A.	UGI LNG, Inc.	Performance	10/21/2009	4/19/2011	USD	22,000.0	22,000.0
Chicago Bridge & Iron Company (Delaware)	DTNLFS600248	ING Bank	Staatsolie Maatschappij Suriname N.V.	Bid	2/11/2010	6/23/2010	USD	10,000.0	10,000.0
Chicago Bridge & Iron Company N.V.	SLT750105	JPMorgan Chase Bank, N.A.	National Union Fire Insurance Co. of Pittsburgh, PA	Financial	10/22/2001	1/31/2011	USD	4,436.8	4,436.8
Chicago Bridge Uruguay S.A.	S29089T	Compass Bank, N.A.	Administracion Nacional de Combustibles, Alcohol	Performance	6/18/2008	2/15/2011	USD	823.0	823.0
Constructora C.B.I. Limitada	255306	JPMorgan Chase Bank, N.A.	Ingeneria y Construccion SIGDO Koppers S.A.	Performance	11/21/2007	10/5/2011	USD	150.0	150.0
CSA Trading Company Ltd.	538323	JPMorgan Chase Bank, N.A.	Petroterminal de Panama, S.A.	Performance	11/14/2008	7/15/2010	USD	6,326.3	6,326.3
CSA Trading Company Ltd.	3086808	Bank of America, N.A.	Petroleum Company of Trinidad and Tobago Limited	Performance	2/16/2007	1/15/2011	USD	4,900.0	4,900.0
CSA Trading Company Ltd.	91911955	BNP Paribas, San Francisco	Pueblo Viejo Dominicana Corporation	Performance	12/18/2009	12/15/2010	USD	88.0	88.0
CSA Trading Company Ltd.	S30714T	Compass Bank, N.A.	Empresa Constructora Belfi, S.A.	Advance	1/26/2010	10/7/2010	USD	3,021.1	3,021.1
Horton CBI, Limited	578867	JPMorgan Chase Bank, N.A.	Terasen Gas, Inc.	Retention	4/25/2008	2/1/2011	CAD	9,181.9	9,043.5
Horton CBI, Limited	578918	JPMorgan Chase Bank, N.A.	Sturgeon County	Performance	5/13/2008	7/1/2010	CAD	229.8	226.3
Horton CBI, Limited	649901	JPMorgan Chase Bank, N.A.	Bear Head LNG c/o Anadarko Petroleum Corp	Performance	8/29/2005	8/29/2010	USD	1,518.9	1,518.9
Horton CBI, Limited	523305	JPMorgan Chase Bank, N.A.	Imperial Oil Resources Ventures Limited	Performance	1/15/2010	4/30/2010	CAD	6,422.0	6,325.2
Howe-Baker Engineers, Ltd.	253550	JPMorgan Chase Bank, N.A.	Cabinda Gulf Oil Company, Ltd.	Performance	4/10/2006	12/1/2010	USD	32,469.5	32,469.5
Lummus Novolen Technology GmbH	538419	JPMorgan Chase Bank, N.A.	Petrochina International Co., Ltd.	Performance	12/19/2008	8/15/2010	USD	97.5	97.5
Lummus Novolen Technology GmbH	91902181	BNP Paribas, San Francisco	Guru Gobind Singh Refinery, India	Performance	5/23/2008	10/6/2011	EUR	683.0	922.7
Lummus Novolen Technology GmbH	91912121	BNP Paribas, San Francisco	Engineers of India Limited	Performance	12/23/2009	3/19/2011	EUR	438.0	591.7
Lummus Technology, Inc.	537710	JPMorgan Chase Bank, N.A.	Refineria de Cartagena, S.A.	Performance	8/7/2008	9/1/2010	USD	757.5	757.5
Lummus Technology, Inc.	577749	JPMorgan Chase Bank, N.A.	Shanghai SECCO Petrochemical Company Ltd.	Performance	1/14/2008	9/13/2010	USD	378.0	378.0
Lummus Technology, Inc.	577792	JPMorgan Chase Bank, N.A.	Shanghai SECCO Petrochemical Company Ltd.	Performance	1/14/2008	9/13/2010	USD	303.0	303.0
Lummus Technology, Inc.	578866	JPMorgan Chase Bank, N.A.	Shanghai SECCO Petrochemical Company Ltd.	Performance	4/28/2008	12/30/2010	USD	1,092.0	1,092.0
Lummus Technology, Inc.	91901292	BNP Paribas, San Francisco	Guru Gobind Singh Refinery, India	Performance	3/5/2008	9/1/2011	USD	606.0	606.0
Lummus Technology, Inc.	91903105	BNP Paribas, San Francisco	Mangalore Refinery and Petrochemical Ltd	Performance	7/2/2008	10/6/2011	USD	385.1	385.1
Lummus Technology, Inc.	91904072	BNP Paribas, San Francisco	PEMEX Refinacion	Performance	9/4/2008	8/31/2010	USD	159.5	159.5
Lummus Technology, Inc.	537711	JPMorgan Chase Bank, N.A.	Shanghai SECCO Petrochemical Company Ltd.	Performance	6/19/2009	12/9/2010	USD	619.0	619.0
Lummus Technology, Inc.	91909336	BNP Paribas, San Francisco	Brahmaputra Cracker and Polymer Limited	Performance	7/17/2009	6/21/2010	USD	670.0	670.0
Lummus Technology, Inc.	91909335	BNP Paribas, San Francisco	Brahmaputra Cracker and Polymer Limited	Performance	7/17/2009	6/26/2010	EUR	218.9	295.7
Lummus Technology, Inc.	91909337	BNP Paribas, San Francisco	Brahmaputra Cracker and Polymer Limited	Performance	7/17/2009	6/14/2011	USD	252.5	252.5
Lummus Technology, Inc.	522184	JPMorgan Chase Bank, N.A.	Shanghai SECCO Petrochemical Company Ltd.	Warranty	7/17/2009	12/9/2010	USD	654.3	654.3
Lummus Technology, Inc.	522625	JPMorgan Chase Bank, N.A.	Shanghai SECCO Petrochemical Company Ltd.	Performance	8/21/2009	1/18/2011	USD	16.7	16.7
Lummus Technology, Inc.	522656	JPMorgan Chase Bank, N.A.	Shanghai SECCO Petrochemical Company Ltd.	Performance	8/21/2009	1/18/2011	USD	16.7	16.7
Lummus Technology, Inc.	523214	JPMorgan Chase Bank, N.A.	PTT Chemical Public Company Limited	Performance	11/20/2009	8/19/2011	USD	644.0	644.0
Lummus Technology, Inc.	523215	JPMorgan Chase Bank, N.A.	PTT Chemical Public Company Limited	Performance	11/20/2009	8/19/2011	USD	1,095.0	1,095.0
Lummus Technology, Inc.	523304	JPMorgan Chase Bank, N.A.	China National Chemical Construction Shaanxi Import & Export Company	Performance	12/23/2009	1/3/2011	USD	763.5	763.5
Lummus Technology, Inc.	523511	JPMorgan Chase Bank, N.A.	Jilin Chemical Industries Import and Export Company	Performance	1/22/2010	10/29/2010	USD	914.5	914.5
Lummus Technology, Inc.	523750	JPMorgan Chase Bank, N.A.	CNPC Materials Company	Performance	2/4/2010	11/1/2010	USD	444.1	444.1
Lummus Technology, Inc. — Heat Transfer Division	522657	JPMorgan Chase Bank, N.A.	CTCI Corporation	Advance	9/10/2009	7/15/2011	USD	4,270.0	4,270.0
Lummus Technology, Inc. — Heat Transfer Division	523543	JPMorgan Chase Bank, N.A.	Samsung Total Petrochemicals Co. Ltd.	Performance	2/2/2010	2/9/2011	USD	119.0	119.0
Oceanic Contractors, Inc.	91913099	BNP Paribas, San Francisco	Pluspetrol Peru Corporation, S.A.	Performance	2/19/2010	2/23/2011	USD	45.0	45.0
Southern Tropic Material Supply Company, Ltd.	323901	JPMorgan Chase Bank, N.A.	GNL Quintero, S.A.	Performance	4/17/2007	9/20/2010	USD	33,418.0	33,418.0
Woodlands International Insurance Company Limited	246955	JPMorgan Chase Bank, N.A.	Zurich American Insurance Company	Financial	3/22/2006	3/31/2010	USD	23,100.0	23,100.0
									432,111.8

Foreign Currency Adjustment									2,434.0

Revolver Utilization									434,545.8

Total Utilization									1,428,157.8

Schedule 1.1.4 — Permitted Existing Contingent Obligations
Consolidated Surety Bonds
As of March 31, 2010

CBI COMPANY	BOND NUMBER	BENEFICIARY	PURPOSE	ISSUE DATE	EXPIRY DATE	VALUE IN USD
CB&I CONSTRUCTORS, INC.	58660871	BOARD OF WATER COMMISSIONERS FOR THE	Performance & Payment	22-Dec-08	15-Feb-11	9,835,000
CB&I CONSTRUCTORS, INC.	58663553	TANGIPAHOA WATER DISTRICT	Performance & Payment	01-May-09	01-Apr-10	1,189,000
CB&I CONSTRUCTORS, INC.	58633479	STATE OF WYOMING	Wage & Welfare	03-Apr-09	03-Apr-10	16,000
CB&I CONSTRUCTORS, INC.	CMS226330	CALVERT COUNTY DEPARTMENT OF PUBLIC	License & Permit	17-Apr-09	17-Apr-10	136,802
CB&I CONSTRUCTORS, INC.	58660882	CITY OF MIDWEST CITY	Performance & Payment	20-Feb-09	20-Apr-10	1,073,330
CB&I CONSTRUCTORS, INC.	CMS242762	STATE OF MISSISSIPPI	License & Permit	22-Apr-09	22-Apr-10	147,595
CB&I CONSTRUCTORS, INC.	CMS242763	STATE OF MISSISSIPPI	License & Permit	22-Apr-09	22-Apr-10	257,880
CB&I CONSTRUCTORS, INC.	K07443936	STATE OF NEVADA	License & Permit	22-Apr-09	22-Apr-10	20,000
CB&I CONSTRUCTORS, INC.	141202	CITY OF AMES	Performance & Payment	04-Jan-10	01-May-10	53,000
CB&I CONSTRUCTORS, INC.	82161482	CENTERPOINT GARDEN CITY, LLC	Performance & Payment	15-Jul-09	01-May-10	1,064,927
CB&I CONSTRUCTORS, INC.	CMS242765	WAYNE COUNTY DEPARTMENT OF	License & Permit	08-May-09	08-May-10	1,500
CB&I CONSTRUCTORS, INC.	K07443985	ROAD COMMISSION FOR OAKLAND COUNTY	License & Permit	24-May-09	24-May-10	2,000
CB&I CONSTRUCTORS, INC.	58660889	CITY OF MCCOMB, MS	Performance & Payment	25-Mar-09	25-May-10	1,813,000
CB&I CONSTRUCTORS, INC.	CMS226331	CALVERT COUNTY DEPARTMENT OF PUBLIC	License & Permit	01-Jun-09	01-Jun-10	102,175
CB&I CONSTRUCTORS, INC.	58665760	CITY OF CAMERON	Performance & Payment	12-Aug-09	01-Jun-10	1,246,000
CB&I CONSTRUCTORS, INC.	141151	CITY OF WAMEGO	Performance & Payment	22-Sep-09	10-Jun-10	917,000
CB&I CONSTRUCTORS, INC.	K08232714	COTUIT WATER DEPARTMENT	Performance & Payment	01-Dec-08	30-Jun-10	1,635,500
CB&I CONSTRUCTORS, INC.	K08031149	STATE OF NEW MEXICO	License & Permit	01-Jul-09	01-Jul-10	10,000
CB&I CONSTRUCTORS, INC.	K08233159	CITY OF NACOGDOCHES, TX	Performance & Payment	05-May-09	14-Jul-10	1,233,000
CB&I CONSTRUCTORS, INC.	82138259	KING GEORGE COUNTY SERVICE AUTHORITY	Performance & Payment	15-May-08	15-Jul-10	1,488,000
CB&I CONSTRUCTORS, INC.	K08233251	CITY OF MARYSVILLE, KANSAS	Performance & Payment	15-May-09	15-Jul-10	1,009,000
CB&I CONSTRUCTORS, INC.	K08031186	CITY OF GONZALES, LA	License & Permit	18-Jul-09	18-Jul-10	5,000
CB&I CONSTRUCTORS, INC.	K08031216	STATE OF LOUISIANA	License & Permit	28-Jul-09	28-Jul-10	116,950
CB&I CONSTRUCTORS, INC.	58656313	MARSHALLTOWN WATER WORKS	Performance & Payment	31-Oct-08	31-Jul-10	1,259,000
CB&I CONSTRUCTORS, INC.	58663552	HAMMOND WATER DISTRICT	Performance & Payment	01-Jun-09	01-Aug-10	1,971,000
CB&I CONSTRUCTORS, INC.	58663576	DIRECTOR OF FINANCE, HOWARD COUNTY, MD	Performance & Payment	01-Aug-09	01-Aug-10	1,723,660
CB&I CONSTRUCTORS, INC.	82154883	VILLAGE OF OSWEGO	Performance & Payment	01-Apr-09	01-Aug-10	2,769,000
CB&I CONSTRUCTORS, INC.	58618537	CITY OF AUBURN, ALABAMA	License & Permit	04-Aug-09	04-Aug-10	5,000
CB&I CONSTRUCTORS, INC.	58663554	MARSHFIELD UTILITIES	Performance & Payment	15-Jun-09	15-Aug-10	1,341,000
CB&I CONSTRUCTORS, INC.	K07445076	STATE OF MISSISSIPPI	License & Permit	17-Aug-09	17-Aug-10	43,645
CB&I CONSTRUCTORS, INC.	81558756	JACOBS ENGINEERING AS AGENT FOR FLINT	Payment	23-Aug-09	23-Aug-10	264,008
CB&I CONSTRUCTORS, INC.	82154836	CITY OF ST. JOSEPH	Performance & Payment	01-Sep-08	26-Aug-10	2,867,000
CB&I CONSTRUCTORS, INC.	58663575	GREENVILLE SANITARY DISTRICT	Performance & Payment	30-Jun-09	30-Aug-10	1,810,000
CB&I CONSTRUCTORS, INC.	58663561	CITY OF HIGH POINT	Performance & Payment	30-Jun-09	31-Aug-10	2,862,000
CB&I CONSTRUCTORS, INC.	82154854	CITY OF DUBLIN	Performance & Payment	03-Nov-08	03-Sep-10	4,528,000
CB&I CONSTRUCTORS, INC.	CMS242774	STATE OF MISSISSIPPI	License & Permit	09-Sep-09	09-Sep-10	54,145
CB&I CONSTRUCTORS, INC.	CMS242775	STATE OF MISSISSIPPI	License & Permit	09-Sep-09	09-Sep-10	55,405
CB&I CONSTRUCTORS, INC.	58663569	CITY OF WYOMING	Performance & Payment	01-Jun-09	15-Sep-10	859,000
CB&I CONSTRUCTORS, INC.	82161453	CITY OF PEARL	Performance & Payment	15-Jun-09	15-Sep-10	1,547,000
CB&I CONSTRUCTORS, INC.	58663566	CITY OF ARLINGTON TEXAS	Performance & Payment	21-May-09	21-Sep-10	3,231,000
CB&I CONSTRUCTORS, INC.	141172	CITY OF MENDOTA, IL	Performance & Payment	15-Nov-09	01-Oct-10	1,660,000
CB&I CONSTRUCTORS, INC.	58618541	STATE OF CALIFORNIA	License & Permit	04-Oct-09	04-Oct-10	12,500
CB&I CONSTRUCTORS, INC.	TB6389	DILLINGHAM-RAY WILSON	Judicial	09-Oct-09	09-Oct-10	261,721
CB&I CONSTRUCTORS, INC.	141148	CITY OF ALAMOSA	Performance & Payment	18-Sep-09	15-Oct-10	2,227,000
CB&I CONSTRUCTORS, INC.	82154866	CITY OF OREGON, OH	Performance & Payment	31-Dec-08	15-Oct-10	3,427,200
CB&I CONSTRUCTORS, INC.	K07444400	COUNTY OF PORTER AND ALL CITIES AND	License & Permit	16-Oct-09	16-Oct-10	5,000
CB&I CONSTRUCTORS, INC.	82168390	TEICHERT CONSTRUCTION	Performance & Payment	03-Aug-09	25-Oct-10	792,400
CB&I CONSTRUCTORS, INC.	K08309826	THE CITY OF RIPON, CA	Maintenance Bond	31-Oct-09	31-Oct-10	100,000
CB&I CONSTRUCTORS, INC.	142641	STOUGHTON UTILITIES	Performance & Payment	28-Sep-09	31-Oct-10	1,239,500
CB&I CONSTRUCTORS, INC.	141160	VILLAGE OF FRANKFORT	Performance & Payment	01-Nov-09	01-Nov-10	2,259,000
CB&I CONSTRUCTORS, INC.	141176	IOWA REGIONAL UTILITIES ASSOCIATION, D/B/A	Performance & Payment	30-Nov-09	01-Nov-10	839,000
CB&I CONSTRUCTORS, INC.	141194	IOWA REGIONAL UTILITIES ASSOCIATION, D/B/A	Performance & Payment	18-Dec-09	01-Nov-10	1,098,000
CB&I CONSTRUCTORS, INC.	58660886	CHARTER TOWNSHIP OF VAN BUREN	Performance & Payment	01-Mar-09	01-Nov-10	5,183,000
CB&I CONSTRUCTORS, INC.	K08309747	TOWN OF CHESAPEAKE BEACH	Performance & Payment	04-Sep-09	01-Nov-10	1,939,330
CB&I CONSTRUCTORS, INC.	141203	CITY OF WICHITA WATER UTILITIES	Performance & Payment	04-Jan-10	04-Nov-10	6,233,000
CB&I CONSTRUCTORS, INC.	82135079	INDUSTRIAL DEVELOPMENT INTERNATIONAL,	Performance & Payment	01-Oct-07	07-Nov-10	1,238,050

CBI COMPANY	BOND NUMBER	BENEFICIARY	PURPOSE	ISSUE DATE	EXPIRY DATE	VALUE IN USD
CB&I CONSTRUCTORS, INC.	82161474	CITY OF RAMSEY	Performance & Payment	01-Jul-09	19-Nov-10	3,188,400
CB&I CONSTRUCTORS, INC.	82187970	CITY OF GLADWIN, MI	Performance & Payment	06-Jan-10	26-Nov-10	1,326,000
CB&I CONSTRUCTORS, INC.	81365469	MOUNT AIRY NO. 1 L.L.C.	Payment	30-Nov-09	30-Nov-10	98,700
CB&I CONSTRUCTORS, INC.	141135	BARTLESVILLE MUNICIPAL AUTHORITY	Performance & Payment	14-Aug-09	30-Nov-10	1,738,550
CB&I CONSTRUCTORS, INC.	141140	FAIRFAX WATER	Performance & Payment	17-Sep-09	01-Dec-10	5,973,330
CB&I CONSTRUCTORS, INC.	58663577	TOWN OF WELLFLEET, MASSACHUSETTS	Performance & Payment	01-Aug-09	01-Dec-10	1,347,330
CB&I CONSTRUCTORS, INC.	82168396	AQUA OHIO, INC.	Performance & Payment	10-Jul-09	01-Dec-10	1,022,000
CB&I CONSTRUCTORS, INC.	58618586	JEB BUSH, GOVERNOR OF THE STATE OF	License & Permit	05-Dec-09	05-Dec-10	5,000
CB&I CONSTRUCTORS, INC.	58665763	THE CITY OF ARDMORE, OKLAHOMA	Performance & Payment	15-Sep-09	15-Dec-10	3,188,900
CB&I CONSTRUCTORS, INC.	K08233123	CITY OF WOODLAND	Performance & Payment	15-May-09	15-Dec-10	2,390,000
CB&I CONSTRUCTORS, INC.	141163	MOORE COUNTY PUBLIC UTILITIES	Performance & Payment	31-Oct-09	31-Dec-10	1,227,000
CB&I CONSTRUCTORS, INC.	141173	CITY OF LIVE OAK	Performance & Payment	19-Nov-09	31-Dec-10	1,043,000
CB&I CONSTRUCTORS, INC.	141183	THE CITY OF NORTH MYRTLE BEACH	Performance & Payment	31-Dec-09	31-Dec-10	1,428,600
CB&I CONSTRUCTORS, INC.	141186	CLINTON COUNTY BOARD OF COMMISSIONERS	Performance & Payment	14-Dec-09	31-Dec-10	1,826,000
CB&I CONSTRUCTORS, INC.	58643664	TOWN OF LEDYARD	Performance & Payment	10-Sep-07	31-Dec-10	1,614,000
CB&I CONSTRUCTORS, INC.	58660877	HARRISON COUNTY UTILITY AUTHORITY	Performance & Payment	30-Mar-09	31-Dec-10	7,368,000
CB&I CONSTRUCTORS, INC.	58665753	SOUTHSIDE RURAL COMMUNITY WATER	Performance & Payment	31-Aug-09	31-Dec-10	1,461,000
CB&I CONSTRUCTORS, INC.	58665761	CITY OF SOUTHAVEN	Performance & Payment	31-Aug-09	31-Dec-10	1,583,000
CB&I CONSTRUCTORS, INC.	K07444126	KALAMAZOO COUNTY DRAIN COMMISSION	License & Permit	01-Jan-10	01-Jan-11	6,250
CB&I CONSTRUCTORS, INC.	K07444515	STATE OF NEW MEXICO	License & Permit	02-Jan-10	02-Jan-11	76,067
CB&I CONSTRUCTORS, INC.	58618592	STATE OF CONNECTICUT	License & Permit	11-Jan-10	11-Jan-11	55,945
CB&I CONSTRUCTORS, INC.	82187969	CITY OF MORGAN CITY	Performance & Payment	15-Jan-10	15-Jan-11	1,593,000
CB&I CONSTRUCTORS, INC.	82187973	SIERRA NEVADA CONSTRUCTION, INC.	Performance & Payment	15-Jan-10	15-Jan-11	569,750
CB&I CONSTRUCTORS, INC.	58663568	CITY OF ALLEN	Performance & Payment	01-Jun-09	19-Jan-11	5,583,000
CB&I CONSTRUCTORS, INC.	82187984	TOWN OF DELHI	Performance & Payment	28-Mar-10	28-Feb-11	1,388,000
CB&I CONSTRUCTORS, INC.	141149	CITY OF RUSTON, LOUISIANA	Performance & Payment	18-Sep-09	01-Mar-11	2,633,000
CB&I CONSTRUCTORS, INC.	141206	CITY OF WESTON, MO	Performance & Payment	01-Feb-10	01-Mar-11	1,098,000
CB&I CONSTRUCTORS, INC.	58663574	LINCOLN PIPESTONE RURAL WATER SYSTEM	Performance & Payment	01-Jul-09	01-Mar-11	1,655,000
CB&I CONSTRUCTORS, INC.	58633468	STATE OF ARKANSAS	License & Permit	10-Mar-10	10-Mar-11	10,000
CB&I CONSTRUCTORS, INC.	CMS242756	STATE OF MISSISSIPPI	License & Permit	12-Mar-10	12-Mar-11	63,455
CB&I CONSTRUCTORS, INC.	K08030893	STATE OF ALASKA	License & Permit	14-Mar-10	14-Mar-11	10,000
CB&I CONSTRUCTORS, INC.	58633470	STATE OF CALIFORNIA	License & Permit	26-Mar-10	26-Mar-11	12,500
CB&I CONSTRUCTORS, INC.	58633471	STATE OF CALIFORNIA	License & Permit	26-Mar-10	26-Mar-11	12,500
CB&I CONSTRUCTORS, INC.	K0830998A	CITY OF COLUMBUS	License & Permit	31-Mar-10	31-Mar-11	25,000
CB&I CONSTRUCTORS, INC.	141192	VILLAGE OF CHANNAHON	Performance & Payment	01-Jan-10	01-May-11	1,659,000
CB&I CONSTRUCTORS, INC.	K08309632	CITY OF BILLINGS	Performance & Payment	15-Jul-09	01-Jun-11	2,468,000
CB&I CONSTRUCTORS, INC.	142642	CITY OF ROCHESTER, MN	Performance & Payment	31-Oct-09	31-Jul-11	2,838,000
CB&I CONSTRUCTORS, INC.	82187964	CITY OF MITCHELL	Performance & Payment	01-Jan-10	31-Jul-11	1,756,000
CB&I CONSTRUCTORS, INC.	141147	PRINCE WILLIAM COUNTY SERVICE AUTHORITY	Performance & Payment	01-Oct-09	01-Aug-11	3,339,330
CB&I CONSTRUCTORS, INC.	58669597	CITY OF PICKERINGTON	Performance & Payment	15-Mar-10	15-Aug-11	1,741,000
CB&I CONSTRUCTORS, INC.	K08309784	COLD HARBOR BUILDING COMPANY	Performance & Payment	23-Sep-09	31-Aug-11	1,968,000
CB&I CONSTRUCTORS, INC.	141142	KEOKUK MUNICIPAL WATER WORKS	Performance & Payment	10-Sep-09	01-Sep-11	5,503,000
CB&I CONSTRUCTORS, INC.	58665770	CITY OF TAYLORVILLE	Performance & Payment	14-Sep-09	01-Sep-11	2,680,000
CB&I CONSTRUCTORS, INC.	141215	CITY OF COLUMBUS	Performance & Payment	01-Mar-10	01-Oct-11	4,156,900
CB&I CONSTRUCTORS, INC.	58643666	CITY OF WOOSTER	Maintenance Bond	03-Nov-09	03-Nov-11	1,824,178
CB&I CONSTRUCTORS, INC.	82187961	MID-DAKOTA RURAL WATER SYSTEM, INC.	Performance & Payment	30-Nov-09	18-Nov-11	3,155,000
CB&I CONSTRUCTORS, INC.	K08232702	VEOLIA WATER NORTH AMERICA-CENTRAL,	Payment	26-Nov-09	26-Nov-11	231,500
CB&I CONSTRUCTORS, INC.	K08232775	STATE OF MISSISSIPPI	License & Permit	31-Dec-09	31-Dec-11	64,855
CB&I CONSTRUCTORS, INC.	58637907	STATE OF ILLINOIS	Notary Public	24-Apr-07	23-Apr-12	5,000
CB&I CONSTRUCTORS, INC.	15920529	THE GOVERNOR OF THE STATE OF TEXAS	Notary Public	11-Jan-09	11-Jan-13	10,000
CB&I CONSTRUCTORS, INC.	K07786189	STATE OF ARIZONA	License & Permit	03-Mar-10	02-Mar-13	90,000
CB&I CONSTRUCTORS, INC.	58669592	STATE OF CALIFORNIA	Notary Public	28-Dec-09	27-Dec-13	15,000
CB&I, INC.	82154882	CITY OF RIVERSIDE PUBLIC UTILITIES	Performance	09-Mar-09	01-Apr-10	784,690
CB&I, INC.	82161484	FLINTCO, INC.	Performance & Payment	15-Jul-09	01-May-10	2,531,500
CB&I, INC.	58618535	STATE OF IOWA	License & Permit	07-Aug-08	07-Aug-10	50,000
CB&I, INC.	141164	TOWN OF CENTURY	Performance & Payment	31-Oct-09	31-Oct-10	1,037,000
CB&I, INC.	141208	TOWN OF SMYRNA, TN	Performance & Payment	19-Jan-10	12-Dec-10	939,000
CB&I, INC.	141168	THE CITY OF BUSHNELL	Performance & Payment	06-Nov-09	20-Dec-10	1,637,000
CB&I, INC.	141136	STARR-IVA WATER DISTRICT	Performance & Payment	31-Aug-09	31-Dec-10	1,655,000
CB&I, INC.	K07444448	STATE OF NORTH CAROLINA	License & Permit	01-Jan-10	01-Jan-11	2,000,000
CB&I, INC.	58618594	STATE OF OKLAHOMA CONSTRUCTION	License & Permit	09-Jan-10	09-Jan-11	5,000
CB&I, INC.	K07444540	VILLAGE OF GILBERTS	License & Permit	30-Jan-10	30-Jan-11	3,000
CB&I, INC.	CMS242757	HARRIS COUNTY FLOOD CONTROL DISTRICT	License & Permit	01-Apr-09	01-Apr-11	31,440

CBI COMPANY	BOND NUMBER	BENEFICIARY	PURPOSE	ISSUE DATE	EXPIRY DATE	VALUE IN USD
CB&I, INC.	K08031058	STATE OF TEXAS	Blanket Performance (Oil & Gas)	30-Oct-09	30-Oct-11	25,000
CB&I, INC.	15980507	THE GOVERNOR OF THE STATE OF TEXAS	Notary Public	03-Apr-10	03-Apr-14	10,000
CB&I, INC.	CMS215365	CALVERT COUNTY DEPARTMENT OF PUBLIC	License & Permit	06-May-09	06-May-10	69,125
CB&I, INC.	81558787	TERRA MISSISSIPPI NITROGEN, INC.	Payment	07-Oct-09	07-Oct-10	299,300
CB&I, INC.	81558803	CHEVRON PRODUCTS COMPANY	Payment	07-Nov-09	07-Nov-10	128,091
CB&I, INC.	82154877	US ARMY CORPS OF ENGINEERS, MOBILE	Performance & Payment	01-Mar-09	30-Nov-10	28,158,000
CB&I, INC.	K07786104	TONY WILSON	Judicial	20-Dec-09	20-Dec-10	50,000
CB&I, INC.	81558805	PASADENA REFINING SYSTEM, INC.	Payment	21-Dec-09	21-Dec-10	88,570
CB&I, INC.	K0831021A	CITY OF BRUNSWICK	License & Permit	05-Mar-10	31-Dec-10	25,000
CB&I, INC.	CMS226322	JE MERIT CONSTRUCTORS, INC.	Payment	10-Jan-10	10-Jan-11	428,277
CB&I, INC.	K07786141	HAWAII ELECTRIC LIGHT COMPANY, INC.	Payment	21-Jan-10	21-Jan-11	183,176
CB&I, INC.	CMS242750	STATE OF OREGON	License & Permit	29-Jan-10	29-Jan-11	75,000
CB&I, INC.	CMS226329	SUNOCO PIPELINE L.P.	Payment	01-Mar-10	01-Mar-11	393,200
CB&I, INC.	58633472	STATE OF WASHINGTON	License & Permit	16-Mar-10	16-Mar-11	12,000
CB&I, INC.	58663560	VILLAGE OF HOFFMAN ESTATES	Performance & Payment	22-May-09	15-Jul-11	3,829,000
CB&I, INC.	58665751	CITY OF CORTLAND	Performance & Payment	01-Aug-09	01-Aug-11	1,472,000
CBI AMERICAS LIMITED	15838737	THE GOVERNOR OF THE STATE OF TEXAS	Notary Public	20-Mar-07	20-Mar-11	10,000
CBI COMPANY LIMITED	15943983	THE GOVERNOR OF THE STATE OF TEXAS	Notary Public	10-Jun-09	10-Jun-13	10,000
CBI SERVICES, INC.	K07443821	STATE OF NEBRASKA	License & Permit	24-Apr-09	24-Apr-10	47,000
CBI SERVICES, INC.	CMS215358	STATE OF ARKANSAS	License & Permit	30-Apr-09	30-Apr-10	10,000
CBI SERVICES, INC.	58627861	METROPOLITAN REGIONAL COUNCIL OF	Wage & Welfare	01-May-09	01-May-10	50,000
CBI SERVICES, INC.	58663555	TOWNSHIP OF LOWER MUNICIPAL UTILITIES	Performance & Payment	01-Jun-09	01-Jun-10	1,873,660
CBI SERVICES, INC.	CMS215364	THE STATE OF CALIFORNIA	Workers’ Compensation	07-Jun-09	07-Jun-10	220,000
CBI SERVICES, INC.	CMS226301	U.A. LOCAL UNION NO. 322	Wage & Welfare	30-Jun-09	30-Jun-10	200,000
CBI SERVICES, INC.	CMS226302	LOCAL 282 TRUST FUNDS	Wage & Welfare	04-Jul-09	04-Jul-10	10,000
CBI SERVICES, INC.	K07444965	CITY OF MARYSVILLE	Payment	16-Jul-09	16-Jul-10	64,145
CBI SERVICES, INC.	K07444977	BOARD OF COMMISSIONERS OF COUNTY OF	License & Permit	16-Jul-09	16-Jul-10	5,000
CBI SERVICES, INC.	CMS215368	STATE OF ARIZONA	License & Permit	27-Jul-09	27-Jul-10	40,000
CBI SERVICES, INC.	K07445052	STATE OF OREGON	Payment	07-Aug-09	07-Aug-10	30,000
CBI SERVICES, INC.	82168395	EAST GREENWICH TOWNSHIP	Performance & Payment	14-Aug-09	14-Aug-10	2,193,660
CBI SERVICES, INC.	58618536	STATE OF ALASKA	License & Permit	31-Aug-09	31-Aug-10	5,000
CBI SERVICES, INC.	CMS226311	TRUSTEES OF THE STRUCTURAL STEEL AND	Wage & Welfare	20-Sep-09	20-Sep-10	25,000
CBI SERVICES, INC.	CMS226313	STATE OF MISSOURI	License & Permit	01-Oct-09	01-Oct-10	25,000
CBI SERVICES, INC.	K08031551	STATE OF CONNECTICUT	License & Permit	01-Oct-09	01-Oct-10	90,472
CBI SERVICES, INC.	58660890	CITY OF SYCAMORE	Performance & Payment	01-Apr-09	01-Oct-10	2,990,000
CBI SERVICES, INC.	K07444394	STATE OF NEVADA	License & Permit	04-Oct-09	04-Oct-10	50,000
CBI SERVICES, INC.	58618558	STATE OF IOWA	License & Permit	01-Nov-08	01-Nov-10	65,000
CBI SERVICES, INC.	58663562	EAST WINDSOR MUNICIPAL UTILITIES	Performance & Payment	01-Jun-09	01-Nov-10	2,694,660
CBI SERVICES, INC.	58665778	LAKEWOOD TOWNSHIP MUA	Performance & Payment	01-Nov-09	01-Nov-10	1,721,330
CBI SERVICES, INC.	K08233020	HASKELL CORPORATION DBA F.M. HASKELL	Performance & Payment	02-Mar-09	31-Dec-10	1,226,136
CBI SERVICES, INC.	58627864	STATE OF NEVADA	License & Permit	01-Jan-10	01-Jan-11	100
CBI SERVICES, INC.	58618603	OPERATING ENGINEERS LOCAL 825 FUND	Wage & Welfare	10-Jan-10	10-Jan-11	25,000
CBI SERVICES, INC.	K07786153	HONEYWELL INTERNATIONAL	Payment	23-Jan-10	23-Jan-11	80,705
CBI SERVICES, INC.	58627862	TWIN CITY IRON WORKERS FRINGE BENEFIT	Wage & Welfare	27-Jan-10	27-Jan-11	25,000
CBI SERVICES, INC.	58627863	THE BUILDING, CONCRETE, EXCAVATING AND	Wage & Welfare	01-Mar-10	01-Mar-11	25,000
CBI SERVICES, INC.	58627865	INTERNATIONAL ASSOCIATION OF HEAT AND	Wage & Welfare	01-Mar-10	01-Mar-11	100,000
CBI SERVICES, INC.	58633476	STATE OF WASHINGTON	License & Permit	16-Mar-10	16-Mar-11	12,000
CBI SERVICES, INC.	58627876	IRON WORKERS’ LOCAL NO. 25	Wage & Welfare	17-Mar-10	17-Mar-11	25,000
CBI SERVICES, INC.	K08407459	WESTON SOLUTIONS, INC.	Performance & Payment	18-Mar-10	18-Mar-11	1,513,101
CBI SERVICES, INC.	K07444709	STATE OF OREGON	License & Permit	20-Mar-10	20-Mar-11	2,750
CBI SERVICES, INC.	58633474	STATE OF CALIFORNIA	License & Permit	25-Mar-10	25-Mar-11	12,500
CBI SERVICES, INC.	58633475	STATE OF CALIFORNIA	License & Permit	25-Mar-10	25-Mar-11	12,500
CBI SERVICES, INC.	CMS242761	STATE OF OREGON	License & Permit	26-Mar-10	26-Mar-11	75,000
CBI SERVICES, INC.	141141	CITY OF VIRGINIA	Performance & Payment	10-Sep-09	31-Mar-11	1,588,800
CBI SERVICES, INC.	58669585	CITY OF BRIDGETON, NJ	Performance & Payment	01-Dec-09	01-Jun-11	1,529,330
CBI SERVICES, INC.	CMS226303	IRON WORKERS LOCALS 40, 361 & 417 UNION	Wage & Welfare	04-Jul-08	04-Jul-11	30,000
CBI SERVICES, INC.	82187968	CITY OF TAUNTON	Performance & Payment	01-Jan-10	01-Aug-11	2,748,330
CBI SERVICES, INC.	82168409	CITY OF TWO HARBORS	Performance & Payment	11-Sep-09	07-Oct-11	2,433,000
CBI SERVICES, INC.	58665765	NOVA GROUP, INC.-UNDERGROUND	Performance & Payment	02-Sep-09	30-Nov-11	5,885,381
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)	K07443948	VILLAGE OF PLAINFIELD	License & Permit	16-May-09	16-May-10	10,000
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)	CMS215363	STATE OF ARIZONA	License & Permit	30-Jun-09	30-Jun-10	102,000
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)	58618538	STATE OF FLORIDA	Payment	27-Aug-09	27-Aug-10	50,000
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)	58618533	STATE OF ALASKA	License & Permit	29-Sep-09	29-Sep-10	10,000

CBI COMPANY	BOND NUMBER	BENEFICIARY	PURPOSE	ISSUE DATE	EXPIRY DATE	VALUE IN USD
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)	58618542	STATE OF IOWA	License & Permit	09-Oct-08	09-Oct-10	50,000
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)	58618595	STATE OF ARIZONA	License & Permit	22-Jan-10	22-Jan-11	40,000
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)	58618596	STATE OF WASHINGTON	License & Permit	22-Jan-10	22-Jan-11	12,000
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)	CMS242781	STATE OF OREGON	License & Permit	09-Feb-10	09-Feb-11	75,000
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)	15832648	THE GOVERNOR OF THE STATE OF TEXAS	Notary Public	13-Feb-07	13-Feb-11	10,000
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)	58633482	STATE OF ARKANSAS	License & Permit	18-Mar-10	18-Mar-11	10,000
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)	58633483	STATE OF WASHINGTON	License & Permit	18-Mar-10	18-Mar-11	6,000
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)	15832649	THE GOVERNOR OF THE STATE OF TEXAS	Notary Public	26-Apr-07	26-Apr-11	10,000
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)	58653046	STATE OF ILLINOIS	Notary Public	20-Aug-08	20-Aug-12	5,000
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)	58656303	STATE OF ILLINOIS	Notary Public	03-Oct-08	03-Oct-12	5,000
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)	15929133	THE GOVERNOR OF THE STATE OF TEXAS	Notary Public	22-Feb-09	22-Feb-13	10,000
CHICAGO BRIDGE & IRON COMPANY; CB&I INC.; CENTRAL TRADING	80729005	U. S. CUSTOMS AND BORDER PROTECTION	Customs	04-Sep-09	03-Sep-11	200,000
HORTON CBI, LIMITED	M413771	HER MAJESTY IN RIGHT OF CANADA	Customs	27-Oct-09	27-Oct-10	5,000
HOWE-BAKER ENGINEERS, LTD.	58627879	STATE OF WASHINGTON	License & Permit	16-Apr-09	16-Apr-10	12,000
HOWE-BAKER ENGINEERS, LTD.	K0744414A	STATE OF OKLAHOMA CONSTRUCTION	License & Permit	10-Jul-09	10-Jul-10	5,000
HOWE-BAKER ENGINEERS, LTD.	CMS215369	STATE OF OKLAHOMA CONSTRUCTION	License & Permit	17-Aug-09	17-Aug-10	5,000
HOWE-BAKER ENGINEERS, LTD.	58637902	STATE OF CALIFORNIA	License & Permit	01-Jan-10	01-Jan-11	12,500
HOWE-BAKER ENGINEERS, LTD.	58627877	STATE OF CALIFORNIA	License & Permit	11-Mar-10	11-Mar-11	12,500
LUMMUS TECHNOLOGY INC.	K07785963	STATE OF LOUISIANA	License & Permit	15-Aug-09	15-Aug-10	1,440,000
LUMMUS TECHNOLOGY INC.	K07785926	STATE OF OKLAHOMA	License & Permit	25-Oct-09	25-Oct-10	5,000
LUMMUS TECHNOLOGY INC.	K0778594A	STATE OF ARKANSAS	License & Permit	25-Oct-09	25-Oct-10	10,000
MATRIX ENGINEERING, LTD.	CMS226306	STATE OF WYOMING	Wage & Welfare	01-Apr-09	01-Apr-10	12,000
MATRIX ENGINEERING, LTD.	CMS226317	CITY OF BEAUMONT, TEXAS	License & Permit	13-Sep-09	13-Sep-10	15,000
MATRIX ENGINEERING, LTD.	15830164	THE GOVERNOR OF THE STATE OF TEXAS	Notary Public	25-Nov-06	25-Nov-10	10,000
MATRIX ENGINEERING, LTD.	K08232787	CLERK OF THE STATE OF LOUISIANA, OFFICE OF	Judicial	22-Dec-09	22-Dec-10	50,000
MORSE CONSTRUCTION GROUP, INC.	CMS226327	PACIFIC ENERGY GROUP, LLC	Payment	06-Jan-10	06-Jan-11	599,660
CBI VENEZOLANA	Various	Various	Various	Various	31-Mar-11	44,269

	CURRENT SUBTOTAL					243,744,121

Schedule 1.1.5
Material Subsidiaries & Foreign Subsidiaries
that are not Excluded Foreign Subsidiaries
SUBSIDIARY BORROWERS

	Organized	Equity
1 CHICAGO BRIDGE & IRON COMPANY (DELAWARE)	Delaware	100%
2 CBI SERVICES, INC.	Delaware	100%
3 CB&I INC. (Formerly CB&I Constructors, Inc.)	Texas	100%
4 CB&I TYLER COMPANY	Delaware	100%
5 CHICAGO BRIDGE & IRON COMPANY B.V.	Netherlands	100%
6 CHICAGO BRIDGE & IRON COMPANY	Delaware	100%
MATERIAL SUBSIDIARIES

	Organized	Equity
U.S. Material Subsidiaries
1 ASIA PACIFIC SUPPLY CO.	Delaware	100%
2 CB&I TYLER COMPANY	Delaware	100%
3 CB&I WOODLANDS L.L.C.	Delaware	100%
4 CBI AMERICAS LTD.	Delaware	100%
5 CBI COMPANY LTD.	Delaware	100%
6 CBI OVERSEAS, LLC	Delaware	100%
7 CBI SERVICES, INC.	Delaware	100%
8 CENTRAL TRADING COMPANY, LTD.	Delaware	100%
9 CHICAGO BRIDGE & IRON COMPANY	Delaware	100%
10 CHICAGO BRIDGE & IRON COMPANY (DELAWARE)	Delaware	100%
11 CONSTRUCTORS INTERNATIONAL, L.L.C.	Delaware	100%
12 CSA TRADING COMPANY, LTD.	Delaware	100%
13 HBI HOLDINGS, L.L.C.	Delaware	100%
14 HOWE-BAKER HOLDINGS, L.L.C.	Delaware	100%
15 HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.	Delaware	100%
16 HOWE-BAKER INTERNATIONAL, L.L.C.	Delaware	100%
17 HOWE-BAKER MANAGEMENT, L.L.C.	Delaware	100%
18 MATRIX MANAGEMENT SERVICES, L.L.C.	Delaware	100%
19 OCEANIC CONTRACTORS, INC.	Delaware	100%
20 CHICAGO BRIDGE & IRON COMPANY	Illinois	100%
21 A&B BUILDERS, LTD.	Texas	100%
22 CB&I INC. (Formerly CB&I Constructors, Inc.)	Texas	100%
23 HOWE-BAKER ENGINEERS, LTD.	Texas	100%
24 MATRIX ENGINEERING, LTD.	Texas	100%
25 CB&I LUMMUS GLOBAL INTERNATIONAL CORPORATION	Delaware	100%
26 CB&I LUMMUS GLOBAL OVERSEAS CORPORATION	Delaware	100%
27 LUMMUS CATALYST COMPANY LTD.	Delaware	100%
28 LUMMUS TECHNOLOGY INC.	Delaware	100%
29 CB&I LGI CONSTRUCTORS INC.	Texas	100%

	Organized	Equity
Foreign Material Subsidiaries
1 ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.	Cayman Islands	100%
2 CB&I (EUROPE) B.V.	Netherlands	100%
3 CB&I (NIGERIA) LIMITED	Nigeria	100%
4 CB&I FINANCE COMPANY LIMITED	Ireland	100%
5 CB&I LUMMUS B.V.	Netherlands	100%
6 CB&I LUMMUS CREST LTD.	United Kingdom	100%
7 CB&I LUMMUS MALTA LIMITED	Malta	100%
8 CB&I LUMMUS PTE. LTD.	Singapore	100%
9 CB&I LUMMUS GMBH	Germany	100%
10 CB&I LUMMUS S.R.O.	Czech Republic	100%
11 CB&I OIL & GAS EUROPE B.V.	Netherlands	100%
12 CB&I UK LIMITED	United Kingdom	100%
13 CBI (PHILIPPINES), INC.	Philippines	100%
14 CBI Colombiana S.A.	Colombia	100%
15 CBI CONSTRUCCIONES S.A.	Argentina	100%
16 CBI Constructors (PNG) Pty. Limited	Papua New Guinea	100%
17 CBI CONSTRUCTORS LIMITED	United Kingdom	100%
18 CBI CONSTRUCTORS PTY, LTD.	Australia	100%
19 CBI EASTERN ANSTALT	Licechtenstein	100%
20 CBI Engineering Consultant (Shanghai) Co. Ltd.	Shanghai	100%
21 CBI HOLDINGS (U.K.) LIMITED	United Kingdom	100%
22 CBI HUNGARY HOLDING LIMITED LIABILITY COMPANY	Hungary	100%
23 CBI LUXEMBOURG S.A.R.L.	Luxembourg	100%
24 CBI MONTAJES DE CHILE LIMITADA	Chile	100%
25 CBI PERUANA S.A.C.	Peru	100%
26 CBI VENEZOLANA, S.A.	Venezuela	100%
27 CHICAGO BRIDGE & IRON (ANTILLES ) N.V.	Curacao	100%
28 CHICAGO BRIDGE & IRON COMPANY B.V.	Netherlands	100%
29 CMP HOLDINGS B.V.	Netherlands	100%
30 HORTON CBI, LIMITED	Canada	100%
31 HUA LU ENGINEERING CO., LTD.	China	100%
32 LEALAND FINANCE COMPANY B.V.	Netherlands	100%
33 LUMMUS NOVOLEN TECHNOLOGY GMBH	Germany	100%
34 LUMMUS TECHNOLOGY HEAT TRANSFER B.V.	Netherlands	100%
35 LUTECH RESOURCES LIMITED	United Kingdom	100%
36 NETHERLANDS OPERATING COMPANY B.V.	Netherlands	100%
37 PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.	Cayman Islands	100%
38 SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.	Cayman Islands	100%
39 WOODLANDS INTERNATIONAL INSURANCE COMPANY LIMITED	Ireland	100%

Foreign Material Subsidiaries that are NOT excluded Forein Subsidiaries

1 ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.	Cayman Islands	100%
2 CB&I (EUROPE) B.V.	Netherlands	100%
3 CB&I (NIGERIA) LIMITED	Nigeria	100%
4 CB&I FINANCE COMPANY LIMITED	Ireland	100%
5 CB&I LUMMUS B.V.	Netherlands	100%
6 CB&I LUMMUS CREST LTD.	United Kingdom	100%
7 CB&I LUMMUS MALTA LIMITED	Malta	100%
8 CB&I LUMMUS GMBH	Germany	100%

	Organized	Equity
9 CB&I LUMMUS PTE. LTD.	Singapore	100%
10 CB&I LUMMUS S.R.O.	Czech Republic	100%
11 CB&I OIL & GAS EUROPE B.V.	Netherlands	100%
12 CB&I UK LIMITED	United Kingdom	100%
13 CBI (PHILIPPINES), INC.	Philippines	100%
14 CBI Colombiana S.A.	Columbia	100%
15 CBI CONSTRUCCIONES S.A.	Argentina	100%
16 CBI Constructors (PNG) Pty. Limited	Papua New Guinea	100%
17 CBI CONSTRUCTORS LIMITED	United Kingdom	100%
18 CBI CONSTRUCTORS PTY, LTD.	Australia	100%
19 CBI EASTERN ANSTALT	Licechtenstein	100%
20 CBI Engineering Consultant (Shanghai) Co. Ltd.	Shanghai	100%
21 CBI HOLDINGS (U.K.) LIMITED	United Kingdom	100%
22 CBI HUNGARY HOLDING LIMITED LIABILITY COMPANY	Hungary	100%
23 CBI LUXEMBOURG S.A.R.L.	Luxembourg	100%
24 CBI MONTAJES DE CHILE LIMITADA	Chile	100%
25 CBI PERUANA S.A.C.	Peru	100%
26 CBI VENEZOLANA, S.A.	Venezuela	100%
27 CHICAGO BRIDGE & IRON (ANTILLES ) N.V.	Curacao	100%
28 CHICAGO BRIDGE & IRON COMPANY B.V.	Netherlands	100%
29 CMP HOLDINGS B.V.	Netherlands	100%
30 HORTON CBI, LIMITED	Canada	100%
31 HUA LU ENGINEERING CO., LTD.	China	100%
32 LEALAND FINANCE COMPANY B.V.	Netherlands	100%
33 LUMMUS NOVOLEN TECHNOLOGY GMBH	Germany	100%
34 LUMMUS TECHNOLOGY HEAT TRANSFER B.V.	Netherlands	100%
35 LUTECH RESOURCES LIMITED	United Kingdom	100%
36 NETHERLANDS OPERATING COMPANY B.V.	Netherlands	100%
37 PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.	Cayman Islands	100%
38 SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.	Cayman Islands	100%
39 WOODLANDS INTERNATIONAL INSURANCE COMPANY LIMITED	Ireland	100%

Schedule 3.2 — Transitional Letters of
Credit
As of July 23, 2010

LC Number	Beneficiary	Value in USD
3086807	Petroleum Company of Trinidad and Tobago Limited	3,537
3086808	Petroleum Company of Trinidad and Tobago Limited	7,137
3098867	Flota Petrolera Ecuatoriana (FLOPEC)	2,488
3098909	Flota Petrolera Ecuatoriana (FLOPEC)	12,087
91901292	Guru Gobind Singh Refinery, India	606
91902181	Guru Gobind Singh Refinery, India	871
91903105	Mangalore Refinery and Petrochemical Ltd	385
91904072	PEMEX Refinacion	160
91905431	Petroquimica Morelos, S.A. de C.V.	118
91909337	Brahmaputra Cracker and Polymer Limited	253
91910522	Chevron Australia Pty. Ltd.	56,913
91911955	Pueblo Viejo Dominicana Corporation	88
91912121	Engineers of India Limited	559
91913099	Pluspetrol Peru Corporation, S.A.	45
A30900T	AESA Peru S.A.C.	251
S29089T	Administracion Nacional de Combustibles, Alcohol	823
S29873T	Abastecedora de Combustible, S.A.	252
S30654T	Pluspetrol Peru Corporation, S.A.	45,095
S30706T	Compania de Petroleos de Chile	194
S30708T	Compania de Petroleos de Chile	97
S30709T	Compania de Petroleos de Chile	328
S30713T	Compania de Petroleos de Chile	657
S30714T	Empresa Constructora Belfi, S.A.	3,021
S30732T	Empresa Constructora Belfi, S.A.	861
S30733T	Empresa Constructora Belfi, S.A.	536
S30854T	Compania de Petroleos de Chile	604
S30871T	Pluspetrol Peru Corporation, S.A.	6,868
S30901T	AESA Peru S.A.C.	540
246955	Zurich American Insurance Company	12,800
SLT750105	National Union Fire Insurance Co. of Pittsburgh, PA	4,437
253550	Cabinda Gulf Oil Company, Ltd.	16,800
255306	Ingeneria y Construccion SIGDO Koppers S.A.	150
323901	GNL Quintero, S.A.	33,418
323904	GNL Quintero, S.A.	8,726
323907	GNL Quintero, S.A.	46,508
338560	Southern LNG, Inc.	9,804
522184	Shanghai SECCO Petrochemical Company Ltd.	654
522625	Shanghai SECCO Petrochemical Company Ltd.	17
522656	Shanghai SECCO Petrochemical Company Ltd.	17
522657	CTCI Corporation	4,270

LC Number	Beneficiary	Value in USD
522874	Petroterminal de Panama, S.A.	21,893
522875	ConocoPhillips Company	4,154
523047	UGI LNG, Inc.	22,000
523214	PTT Chemical Public Company Limited	644
523215	PTT Chemical Public Company Limited	1,095
523304	China National Chemical Construction Shaanxi Import & Export Company	764
523305	Imperial Oil Resources Ventures Limited	6,737
523508	GS Caltex Corporation	591
523510	GS Caltex Corporation	574
523511	Jilin Chemical Industries Import and Export Company	915
523543	Samsung Total Petrochemicals Co. Ltd.	119
523750	CNPC Materials Company	444
523751	WRB Refining LLC	10,295
523850	WRB Refining LLC	889
523851	Daelim Industrial Co. Ltd.	203
524598	Honam Petrochemicals Corporation	91
524599	Petrojam Limited	6
524767	Petrojam Limited	5
537709	Refineria de Cartagena, S.A.	384
537710	Refineria de Cartagena, S.A.	758
537711	Shanghai SECCO Petrochemical Company Ltd.	619
537891	Duke Energy Indiana, Inc.	264
538323	Petroterminal de Panama, S.A.	6,326
538419	Petrochina International Co., Ltd.	98
538976	Chevron Products Company	1,000
539063	Flint Hills Resources, L.P.	9,800
577749	Shanghai SECCO Petrochemical Company Ltd.	378
577792	Shanghai SECCO Petrochemical Company Ltd.	303
578866	Shanghai SECCO Petrochemical Company Ltd.	1,092
578867	Terasen Gas, Inc.	11,183
578918	Sturgeon County	241
SLT410872	Dominion Cove Point LNG, L.P.	24,108
482038	Skyford Chemical (Ningbo) Co., Ltd.	1,197
524766	China National Technical Import and Export Corp.	300
482084	Terminal Industrial Taboguilla S.A. (TITSA)	100
482039	Occidental of Elk Hills, Inc.	28,098
NTS661771	Zurich American Insurance Company	12,611
SLCPPDX05105	Refineria de Cartagena, S.A.	70,000

Subtotal		523,249
Plus 3% Foreign Currency Adjustment		2,383

Total		525,632

Schedule 6.4 — Pro Forma Financial Statements
In 000’s of USD Equivalent
As of March 31, 2010
None

Schedule 6.7 — Litigation
As of March 31, 2010
We have been and may from time to time be named as a defendant in legal actions claiming damages in connection with engineering and construction projects, technology licenses and other matters. These are typically claims that arise in the normal course of business, including employment-related claims and contractual disputes or claims for personal injury or property damage which occur in connection with services performed relating to project or construction sites. Contractual disputes normally involve claims relating to the timely completion of projects, performance of equipment or technologies, design or other engineering services or project construction services provided by us. Management does not currently believe that any of our pending contractual, employment-related personal injury or property damage claims and disputes will have a material effect on our future results of operations, financial position or cash flow.
Asbestos Litigation—We are a defendant in lawsuits wherein plaintiffs allege exposure to asbestos due to work we may have performed at various locations. We have never been a manufacturer, distributor or supplier of asbestos products. Through March 31, 2010, we have been named a defendant in lawsuits alleging exposure to asbestos involving approximately 4,900 plaintiffs and, of those claims, approximately 1,400 claims were pending and 3,500 have been closed through dismissals or settlements. Through March 31, 2010, the claims alleging exposure to asbestos that have been resolved have been dismissed or settled for an average settlement amount of approximately one thousand dollars per claim. We review each case on its own merits and make accruals based on the probability of loss and our estimates of the amount of liability and related expenses, if any. We do not currently believe that any unresolved asserted claims will have a material adverse effect on our future results of operations, financial position or cash flow, and, at March 31, 2010, we had accrued approximately $2.1 million for liability and related expenses. With respect to unasserted asbestos claims, we cannot identify a population of potential claimants with sufficient certainty to determine the probability of a loss and to make a reasonable estimate of liability, if any. While we continue to pursue recovery for recognized and unrecognized contingent losses through insurance, indemnification arrangements or other sources, we are unable to quantify the amount, if any, that we may expect to recover because of the variability in coverage amounts, deductibles, limitations and viability of carriers with respect to our insurance policies for the years in question.
Environmental Matters—Our operations are subject to extensive and changing U.S. federal, state and local laws and regulations, as well as the laws of other nations, that establish health and environmental quality standards. These standards, among others, relate to air and water pollutants and the management and disposal of hazardous substances and wastes. We are exposed to potential liability for personal injury or property damage caused by any release, spill, exposure or other accident involving such pollutants, substances or wastes.
In connection with the historical operation of our facilities, substances which currently are or might be considered hazardous were used or disposed of at some sites that will or may require us to make expenditures for remediation. In addition, we have agreed to indemnify parties from whom we have purchased or to whom we have sold facilities for certain environmental liabilities arising from acts occurring before the dates those facilities were transferred.
We believe that we are currently in compliance, in all material respects, with all environmental laws and regulations. We do not currently believe that any environmental matters will have a material adverse effect on our future results of operations or financial position. We do not anticipate that we will incur material capital expenditures for environmental controls or for the investigation or remediation of environmental conditions during the remainder of 2010 or 2011.

SCHEDULE 6.8
850 PINE STREET INC.
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)	Common Shares	—	Direct	0.0000
CB&I Tyler Company	Common Shares	—	Direct	1,000.0000
End of Corporate Summary Report for 850 PINE STREET INC.
A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)
Texas
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)	Percentage Ownership Interest	—	Direct	99.0000
Matrix Management Services, L.L.C.	Percentage Ownership Interest	—	Direct	1.0000
End of Corporate Summary Report for A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)
ABB Lummus Global Cyprus Ltd.
Cyprus
Capital Structure — NonDerivative

Security Name	Class A Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Lummus B.V.	Class A Common Shares	—	Direct	100.0000
CB&I Oil & Gas Europe B.V.	Class A Common Shares	—	Direct	900.0000
End of Corporate Summary Report for ABB Lummus Global Cyprus Ltd.
Arabian CBI Ltd.
Saudi Arabia
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	400.0000
# Shares Issued	400.0000
# Outstanding	400.0000

Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Alfadl, Abdullah Ibrahim A.	Common Shares	—	Direct	30.0000
Alfadl, Saleh Abdullah	Common Shares	—	Direct	70.0000
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	300.0000
Commercial & Industrial Services Co. Ltd.	Common Shares	—	Direct	0.0000
End of Corporate Summary Report for Arabian CBI Ltd.
Arabian CBI Tank Manufacturing Company Limited
Saudi Arabia
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	400.0000
# Shares Issued	400.0000
# Outstanding	400.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	0.0000
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	300.0000
Commercial & Industrial Services Co. Ltd.	Common Shares	—	Direct	100.0000
End of Corporate Summary Report for Arabian CBI Tank Manufacturing Company Limited

Arabian Gulf Material Supply Company, Ltd.
Cayman Islands
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	—	Direct	2.0000
Denton, Shaun	Common Shares	—	Direct	0.0000
Palmer, Simon	Common Shares	—	Direct	0.0000
End of Corporate Summary Report for Arabian Gulf Material Supply Company, Ltd.
Asia Pacific Supply Co.
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	100.0000
# Outstanding	100.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	100.0000
End of Corporate Summary Report for Asia Pacific Supply Co.

Atlantis Contractors Inc.
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	100.0000
# Outstanding	100.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	100.0000
End of Corporate Summary Report for Atlantis Contractors Inc.
Cape Steel Material Supply Company, Ltd.
Cayman Islands
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	—	Direct	2.0000
Denton, Shaun	Common Shares	—	Direct	0.0000
Palmer, Simon	Common Shares	—	Direct	0.0000
End of Corporate Summary Report for Cape Steel Material Supply Company, Ltd.

Catalytic Distillation Technologies
Texas
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners
There are no entries in this list
End of Corporate Summary Report for Catalytic Distillation Technologies
CB&I (Global Services) Limited
Dublin
Capital Structure — NonDerivative

Security Name	Ordinary
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Ordinary	—	Direct	1,000.0000
End of Corporate Summary Report for CB&I (Global Services) Limited

CB&I (Nigeria) Limited
Nigeria
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000,000.0000
# Shares Issued	5,000,000.0000
# Outstanding	5,000,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Europe B. V.	Common Shares	—	Direct	1.0000
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	4,999,999.0000
End of Corporate Summary Report for CB&I (Nigeria) Limited
CB&I CANADA LTD.
Nova Scotia
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	100.0000
# Outstanding	100.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I UK LIMITED	Common Shares	—	Direct	100.0000
End of Corporate Summary Report for CB&I CANADA LTD.

CB&I Constructors Limited
United Kingdom
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	200,000.0000
# Shares Issued	163,536.0000
# Outstanding	163,536.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Aldinger, Thomas L.	Common Shares	—	Direct	0.0000
CBI Holdings (U.K.) Limited	Common Shares	—	Direct	163,536.0000
End of Corporate Summary Report for CB&I Constructors Limited
CB&I Engineering and Consulting GmbH
GERMANY
Capital Structure — NonDerivative

Security Name	Capitalization in Dollars
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	50,000.0000
# Outstanding	50,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Lummus GmbH	Capitalization in Dollars	—	Direct	50,000.0000
End of Corporate Summary Report for CB&I Engineering and Consulting GmbH

CB&I Engineering Consultant (Shanghai) Co. Ltd.
Shanghai
Capital Structure — NonDerivative

Security Name	Capital Contributions
Type	Common
# Shares Authorized	140,000.0000
# Shares Issued	140,000.0000
# Outstanding	140,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Europe B. V.	Capital Contributions	—	Direct	140,000.0000
End of Corporate Summary Report for CB&I Engineering Consultant (Shanghai) Co. Ltd.
CB&I Europe B. V.
The Netherlands
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	200.0000
# Shares Issued	40.0000
# Outstanding	40.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CMP Holdings B.V.	Common Shares	—	Direct	40.0000
End of Corporate Summary Report for CB&I Europe B. V.

CB&I Finance Company Limited
Dublin
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	2.0000
End of Corporate Summary Report for CB&I Finance Company Limited
CB&I HOLDINGS B.V.
Amsterdam
Capital Structure — NonDerivative

Security Name	Registered Shares
Type	Common
# Shares Authorized	9,000,000.0000
# Shares Issued	1,800,000.0000
# Outstanding	1,800,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company N.V.	Registered Shares	—	Direct	1,800,000.0000
End of Corporate Summary Report for CB&I HOLDINGS B.V.

CB&I HOUSTON 06 LLC
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Tyler Company	Percentage Ownership Interest	—	Direct	0.0000
CB&I UK LIMITED	Percentage Ownership Interest	—	Direct	100.0000
End of Corporate Summary Report for CB&I HOUSTON 06 LLC
CB&I HOUSTON 07 LLC
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Tyler Company	Percentage Ownership Interest	—	Direct	100.0000
End of Corporate Summary Report for CB&I HOUSTON 07 LLC

CB&I HOUSTON 08 LLC
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Paddington Limited	Percentage Ownership Interest	—	Direct	0.0000
CB&I Tyler Company	Percentage Ownership Interest	—	Direct	0.0000
CB&I UK LIMITED	Percentage Ownership Interest	—	Direct	100.0000
End of Corporate Summary Report for CB&I HOUSTON 08 LLC
CB&I HOUSTON 09 LLC
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Tyler Company	Percentage Ownership Interest	—	Direct	100.0000
End of Corporate Summary Report for CB&I HOUSTON 09 LLC

CB&I HOUSTON 10 LLC
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Tyler Company	Percentage Ownership Interest	—	Direct	100.0000
End of Corporate Summary Report for CB&I HOUSTON 10 LLC
CB&I HOUSTON 11 LLC
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Tyler Company	Percentage Ownership Interest	—	Direct	100.0000
End of Corporate Summary Report for CB&I HOUSTON 11 LLC

CB&I HOUSTON 12 LLC
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Tyler Company	Percentage Ownership Interest	—	Direct	100.0000
End of Corporate Summary Report for CB&I HOUSTON 12 LLC
CB&I HOUSTON 13 LLC
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Tyler Company	Percentage Ownership Interest	—	Direct	100.0000
End of Corporate Summary Report for CB&I HOUSTON 13 LLC

CB&I HOUSTON LLC
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Tyler Company	Percentage Ownership Interest	—	Direct	0.0000
CB&I UK LIMITED	Percentage Ownership Interest	—	Direct	100.0000
End of Corporate Summary Report for CB&I HOUSTON LLC
CB&I Hungary Holding Limited Liabiltiy Company (CBI Hungary Kft.)
Hungary
Capital Structure — NonDerivative

Security Name	Registered Capital
Type	Common
# Shares Authorized	15,000.0000
# Shares Issued	15,000.0000
# Outstanding	15,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron (Antilles) N. V.	Registered Capital	—	Direct	14,500.0000
Chicago Bridge & Iron Company B.V.	Registered Capital	—	Direct	500.0000
End of Corporate Summary Report for CB&I Hungary Holding Limited Liabiltiy Company (CBI Hungary Kft.)

CB&I Inc.
Texas
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	1,000,000.0000
# Outstanding	1,000,000.0000

Security Name	Preferred Shares
Type	Common
# Shares Authorized	125,000.0000
# Shares Issued	0.0000
# Outstanding	0.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	1,000,000.0000
Horton CBI, Limited	Preferred Shares	—	Direct	0.0000
End of Corporate Summary Report for CB&I Inc.
CB&I LGOC/Techint Compania
England
Capital Structure — NonDerivative
There are no entries in this list
Owners
There are no entries in this list
End of Corporate Summary Report for CB&I LGOC/Techint Compania

CB&I London
London
Capital Structure — NonDerivative

Security Name	Membership Units
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I UK LIMITED	Membership Units	—	Direct	1.0000
End of Corporate Summary Report for CB&I London
CB&I Lummus B.V.
The Hague
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	272,270.0000
# Shares Issued	54,454.0000
# Outstanding	54,454.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Oil & Gas Europe B.V.	Common Shares	—	Direct	54,454.0000
End of Corporate Summary Report for CB&I Lummus B.V.

CB&I Lummus Crest Ltd.
England
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Lummus B.V.	Common Shares	—	Direct	1,000.0000
End of Corporate Summary Report for CB&I Lummus Crest Ltd.
CB&I Lummus Crest Mauritius
Unknown
Capital Structure — NonDerivative
There are no entries in this list
Owners
There are no entries in this list
End of Corporate Summary Report for CB&I Lummus Crest Mauritius

CB&I Lummus Global International Corporation
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,500.0000
# Shares Issued	100.0000
# Outstanding	100.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Lummus Technology Inc.	Common Shares	—	Direct	100.0000
End of Corporate Summary Report for CB&I Lummus Global International Corporation
CB&I Lummus Global Overseas Corporation
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	100.0000
# Outstanding	100.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Lummus Technology Inc.	Common Shares	—	Direct	100.0000
End of Corporate Summary Report for CB&I Lummus Global Overseas Corporation

CB&I Lummus GmbH
GERMANY
Capital Structure — NonDerivative

Security Name	Capitalization in DM
Type	Common
# Shares Authorized	2,600,000.0000
# Shares Issued	2,600,000.0000
# Outstanding	2,600,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Oil & Gas Europe B.V.	Capitalization in DM	—	Direct	2,600,000.0000
End of Corporate Summary Report for CB&I Lummus GmbH
CB&I Lummus Ltda.
Brazil
Capital Structure — NonDerivative

Security Name	Capitalization in Rs
Type	Common
# Shares Authorized	19,393,548.0000
# Shares Issued	19,393,548.0000
# Outstanding	19,393,548.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Lummus Global	Capitalization in Rs	—	Direct	2.0000
International Corporation Lummus Technology Inc.	Capitalization in Rs	—	Direct	19,393,546.0000
End of Corporate Summary Report for CB&I Lummus Ltda.

CB&I Lummus Malta Limited
Malta
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	100,000.0000
# Outstanding	100,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Lummus B.V.	Common Shares	—	Direct	1.0000
CB&I Oil & Gas Europe B.V.	Common Shares	—	Direct	99,999.0000
End of Corporate Summary Report for CB&I Lummus Malta Limited
CB&I Lummus Pte. Ltd.
Singapore
Capital Structure — NonDerivative

Security Name	Capitalization in SGD
Type	Common
# Shares Authorized	550,000.0000
# Shares Issued	527,802.0000
# Outstanding	527,802.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Oil & Gas Europe B.V.	Capitalization in SGD	—	Direct	527,802.0000
End of Corporate Summary Report for CB&I Lummus Pte. Ltd.

CB&I Lummus s.r.o.
Czech Republic
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	100,000.0000
# Outstanding	100,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Oil & Gas Europe B.V.	Common Shares	—	Direct	100,000.0000
End of Corporate Summary Report for CB&I Lummus s.r.o.
CB&I Lummus, L.L.C.
Egypt
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	500.0000
# Shares Issued	500.0000
# Outstanding	500.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Lummus B.V.	Common Shares	—	Direct	50.0000
CB&I Oil & Gas Europe B.V.	Common Shares	—	Direct	450.0000
End of Corporate Summary Report for CB&I Lummus, L.L.C.

CB&I Oil & Gas Europe B.V.
The Hague
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,115.0000
# Shares Issued	225.0000
# Outstanding	225.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	225.0000
End of Corporate Summary Report for CB&I Oil & Gas Europe B.V.
CB&I Paddington Limited
London
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	500,000,000.0000
# Shares Issued	3,589,077.0000
# Outstanding	3,589,077.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Tyler Company	Common Shares	—	Direct	3,589,077.0000
End of Corporate Summary Report for CB&I Paddington Limited

CB&I Tyler Company
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Security Name	Preferred Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	10.0000
# Outstanding	10.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I WOODLANDS LLC	Preferred Shares	—	Direct	10.0000
Chicago Bridge & Iron Company	Common Shares	—	Direct	1,000.0000
End of Corporate Summary Report for CB&I Tyler Company
CB&I UK LIMITED
London
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	207,200,000.0000
# Shares Issued	117,074,741.0000
# Outstanding	117,074,741.0000

Security Name	Ordinary
Type	Common
# Shares Authorized	400,200,000.0000
# Shares Issued	155,600,000.0000
# Outstanding	155,600,000.0000

Security Name	Ordinary Shares
Type	Common
# Shares Authorized	400,200,000.0000
# Shares Issued	80,000,000.0000
# Outstanding	80,000,000.0000

Security Name	Registered Shares
Type	Common
# Shares Authorized	400,200,000.0000
# Shares Issued	25,000,000.0000
# Outstanding	25,000,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	—	Direct	1.0000
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	117,074,740.0000
Chicago Bridge & Iron Company B.V.	Ordinary	—	Direct	155,600,000.0000
End of Corporate Summary Report for CB&I UK LIMITED
CB&I UK/Techint International Construction
England
Capital Structure — NonDerivative
There are no entries in this list
Owners
There are no entries in this list
End of Corporate Summary Report for CB&I UK/Techint International Construction

CB&I WOODLANDS LLC
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Tyler Company	Percentage Ownership Interest	—	Direct	100.0000
End of Corporate Summary Report for CB&I WOODLANDS LLC
CBI (Malaysia) Sdn. Bhd.
Malaysia
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000,000.0000
# Shares Issued	1,674,000.0000
# Outstanding	1,674,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Bin Ali, Datuk Abdullah	Common Shares	—	Direct	421,000.0000
Bin Ali, Haji Sulaiman	Common Shares	—	Direct	140,000.0000
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	1,065,000.0000
Muhammed, Abdul R.	Common Shares	—	Direct	30,000.0000
Yusoff, Ghazali Bin Datuk	Common Shares	—	Direct	0.0000
End of Corporate Summary Report for CBI (Malaysia) Sdn. Bhd.

CBI (Philippines) Inc.
Philippines
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	2,000,000.0000
# Shares Issued	1,200,000.0000
# Outstanding	1,200,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Badong, Orlando B.	Common Shares	—	Direct	1.0000
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	1,199,993.0000
Cochran, David J.	Common Shares	—	Direct	1.0000
Cochrane, J. A.	Common Shares	—	Direct	0.0000
Han, Pin-Chung	Common Shares	—	Direct	1.0000
Javier, Carlito H.	Common Shares	—	Direct	1.0000
Molo, Pedro T.	Common Shares	—	Direct	1.0000
Nockels, Keith E.	Common Shares	—	Direct	0.0000
Reyes, Salomon F.	Common Shares	—	Direct	1.0000
Tayao, Silverio S.	Common Shares	—	Direct	0.0000
Trezeciak, Michael Edward	Common Shares	—	Direct	0.0000
Tsurusaki, Kenneth T.	Common Shares	—	Direct	1.0000
End of Corporate Summary Report for CBI (Philippines) Inc.

CBI (Thailand) Limited
Bangkok Metropolis, Thailand
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	1,000,000.0000
# Outstanding	1,000,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Basgen, Thomas F.	Common Shares	—	Direct	0.0000
Charnivirakul, Anutin	Common Shares	—	Direct	0.0000
Charnvirakul, Chavarat	Common Shares	—	Direct	0.0000
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	499,998.0000
Han, Pin-Chung	Common Shares	—	Direct	1.0000
Malawan, Anawat	Common Shares	—	Direct	1.0000
Neo Creator Co, Limited	Common Shares	—	Direct	499,997.0000
Sensupa, Satit	Common Shares	—	Direct	1.0000
Sino-Thai Development Co., Ltd.	Common Shares	—	Direct	0.0000
Sino-Thai Engineering and Construction Public Company Limited	Common Shares	—	Direct	0.0000
Sino-Thai Engineering Construction Co., Ltd.	Common Shares	—	Direct	0.0000
Sookdhis, Tanothai	Common Shares	—	Direct	0.0000
Titanantabutr, Poosit	Common Shares	—	Direct	1.0000
Vasinwatanapong, Pattara	Common Shares	—	Direct	1.0000
End of Corporate Summary Report for CBI (Thailand) Limited
CBI Americas Ltd.
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	10,000.0000
# Shares Issued	10,000.0000
# Outstanding	10,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	10,000.0000
End of Corporate Summary Report for CBI Americas Ltd.

CBI ARUBA N.V.
ARUBA
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	500.0000
# Shares Issued	100.0000
# Outstanding	100.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CBI Americas Ltd.	Common Shares	—	Direct	0.0000
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	100.0000
End of Corporate Summary Report for CBI ARUBA N.V.
CBI Bahamas Limited
Bahamas
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000.0000
# Shares Issued	5,000.0000
# Outstanding	5,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	—	Direct	5,000.0000
End of Corporate Summary Report for CBI Bahamas Limited

CBI Caribe, Limited
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	3,500.0000
# Shares Issued	3,500.0000
# Outstanding	3,500.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	2,128.0000
End of Corporate Summary Report for CBI Caribe, Limited
CBI COLOMBIANA S.A.
Cartagena
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	500,000,000.0000
# Shares Issued	169,986,701.0000
# Outstanding	169,986,701.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Calcedo, Jaime Eduardo Trujillo	Common Shares	—	Direct	0.0010
Carvajal, Martha Tatiana Garces	Common Shares	—	Direct	0.0010
CBI Bahamas Limited	Common Shares	—	Direct	8,499,349.0000
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	161,487,351.9970
Montgomery, Clare	Common Shares	—	Direct	0.0010
End of Corporate Summary Report for CBI COLOMBIANA S.A.

CBI Company Ltd.
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	10,000.0000
# Shares Issued	5,310.0000
# Outstanding	5,310.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	5,310.0000
End of Corporate Summary Report for CBI Company Ltd.
CBI Construcciones S.A.
Argentina
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	1,000,000.0000
# Outstanding	1,000,000.0000

Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	—	Direct	50,000.0000
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	950,000.0000
End of Corporate Summary Report for CBI Construcciones S.A.
CBI Constructors (PNG) Pty. Limited
Papua New Guinea
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	100,000.0000
# Outstanding	100,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CBI Constructors Pty. Limited	Common Shares	—	Direct	100,000.0000
End of Corporate Summary Report for CBI Constructors (PNG) Pty. Limited
CBI Constructors FZE
Dubai
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	—	Direct	1.0000
End of Corporate Summary Report for CBI Constructors FZE
CBI Constructors Pty. Limited
New South Wales
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	500,000.0000
# Shares Issued	302,623.0000
# Outstanding	302,623.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	302,623.0000
End of Corporate Summary Report for CBI Constructors Pty. Limited
CBI Constructors S.A. (Proprietary) Limited
South Africa
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	275,000.0000
# Shares Issued	263,000.0000
# Outstanding	263,000.0000

Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Barrolaza, Julian Y.	Common Shares	—	Direct	0.0000
CB&I Constructors Limited	Common Shares	—	Direct	0.0000
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	263,000.0000
Freeman, William M.	Common Shares	—	Direct	0.0000
Grinsted, P. M.	Common Shares	—	Direct	0.0000
Jones, John E.	Common Shares	—	Direct	0.0000
Mitchell, Marvin G.	Common Shares	—	Direct	0.0000
Moore, Buell V.	Common Shares	—	Direct	0.0000
Stephan, Dean E.	Common Shares	—	Direct	0.0000
End of Corporate Summary Report for CBI Constructors S.A. (Proprietary) Limited
CBI Costa Rica, S.A.
Costa Rica
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	2,000.0000
# Shares Issued	2,000.0000
# Outstanding	2,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	1,999.0000
CMP Holdings B.V.	Common Shares	—	Direct	1.0000
End of Corporate Summary Report for CBI Costa Rica, S.A.

CBI de Nicaragua, Sociedad Anónima
Nicaragua
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CBI Caribe, Limited	Common Shares	—	Direct	1.0000
CBI Company Ltd.	Common Shares	—	Direct	998.0000
Chicago Bridge & Iron Company	Common Shares	—	Direct	1.0000
End of Corporate Summary Report for CBI de Nicaragua, Sociedad Anónima
CBI de Venezuela, C. A.
Venezuela
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	2,505,000.0000
# Shares Issued	2,505,000.0000
# Outstanding	2,505,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	25,050.0000
End of Corporate Summary Report for CBI de Venezuela, C. A.

CBI Dominicana, S.A.
Dominican Republic
Capital Structure — NonDerivative

Security Name	Ordinary Shares
Type	Common
# Shares Authorized	6,900.0000
# Shares Issued	6,900.0000
# Outstanding	6,900.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Canals, Cesar E.	Ordinary Shares	—	Direct	1.0000
Chicago Bridge & Iron Company B.V.	Ordinary Shares	—	Direct	6,894.0000
Delman, David A.	Ordinary Shares	—	Direct	1.0000
Lopez, Sergio	Ordinary Shares	—	Direct	1.0000
Novak, Timothy	Ordinary Shares	—	Direct	1.0000
Rector, Ronald B.	Ordinary Shares	—	Direct	1.0000
Schmidt, Kenneth L.	Ordinary Shares	—	Direct	1.0000
End of Corporate Summary Report for CBI Dominicana, S.A.
CBI Eastern Anstalt
Vaduz, Liechtenstein
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	—	Direct	1.0000
End of Corporate Summary Report for CBI Eastern Anstalt
CBI Holdings (U.K.) Limited
United Kingdom
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,001,000.0000
# Shares Issued	1,000,001.0000
# Outstanding	1,000,001.0000

Security Name	Ordinary
Type	Common
# Shares Authorized	400,200,000.0000
# Shares Issued	297,674,741.0000
# Outstanding	297,674,741.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	1,000,001.0000
Chicago Bridge & Iron Company B.V.	Ordinary	—	Direct	180,600,000.0000
Kershaw, David R.	Common Shares	—	Direct	0.0000
Thorburn, Wilson H.	Common Shares	—	Direct	0.0000
End of Corporate Summary Report for CBI Holdings (U.K.) Limited

CBI JAMAICA LIMITED
JAMAICA
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000.0000
# Shares Issued	5,000.0000
# Outstanding	5,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	5,000.0000
End of Corporate Summary Report for CBI JAMAICA LIMITED
CBI Luxembourg S.a.r.l.
Luxembourg
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	640.0000
# Shares Issued	640.0000
# Outstanding	640.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	640.0000
End of Corporate Summary Report for CBI Luxembourg S.a.r.l.

CBI MONTAJES DE CHILE LIMITADA
Chile
Capital Structure — NonDerivative

Security Name	Class A Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron (Antilles) N. V.	Class A Common Shares	—	Direct	10.0000
Chicago Bridge & Iron Company B.V.	Class A Common Shares	—	Direct	990.0000
End of Corporate Summary Report for CBI MONTAJES DE CHILE LIMITADA
CBI Overseas, LLC
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners
There are no entries in this list
End of Corporate Summary Report for CBI Overseas, LLC

CBI Panama, S.A.
Panama
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	1,000.0000
End of Corporate Summary Report for CBI Panama, S.A.
CBI Peruana SAC
Peru
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000.0000
# Shares Issued	5,000.0000
# Outstanding	5,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Cedeno, Cipriano	Common Shares	—	Direct	0.0100
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	4,999.9900
End of Corporate Summary Report for CBI Peruana SAC

CBI Services, Inc.
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	11,000.0000
# Outstanding	11,000.0000

Security Name	Preferred Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	22,202.0000
# Outstanding	22,202.0000

Security Name	Preferred Shares Series B
Type	Common
# Shares Authorized	48,000.0000
# Shares Issued	8,000.0000
# Outstanding	8,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	11,000.0000
Horton CBI, Limited	Preferred Shares	—	Direct	22,202.0000
Horton CBI, Limited	Preferred Shares Series B	—	Direct	8,000.0000
End of Corporate Summary Report for CBI Services, Inc.
CBI Venezolana, S. A.
Venezuela
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,190,000,000.0000
# Shares Issued	17,200.0000
# Outstanding	17,200.0000

Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	17,200.0000
End of Corporate Summary Report for CBI Venezolana, S. A.
CBIT I, LLC
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	—	Direct	49.0000
Lopez, Sergio	Percentage Ownership Interest	—	Direct	26.0000
Reyes, Luciano	Percentage Ownership Interest	—	Direct	25.0000
End of Corporate Summary Report for CBIT I, LLC

CBIT II, LLC
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	—	Direct	49.0000
Lopez, Sergio	Percentage Ownership Interest	—	Direct	26.0000
Reyes, Luciano	Percentage Ownership Interest	—	Direct	25.0000
End of Corporate Summary Report for CBIT II, LLC
CBIT III, LLC
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	—	Direct	49.0000
Lopez, Sergio	Percentage Ownership Interest	—	Direct	26.0000
Reyes, Luciano	Percentage Ownership Interest	—	Direct	25.0000
End of Corporate Summary Report for CBIT III, LLC

CBIT IV, LLC
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	—	Direct	49.0000
Lopez, Sergio	Percentage Ownership Interest	—	Direct	26.0000
Reyes, Luciano	Percentage Ownership Interest	—	Direct	25.0000
End of Corporate Summary Report for CBIT IV, LLC
CDTECH International Corporation
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Catalytic Distillation Technologies	Common Shares	—	Direct	1,000.0000
End of Corporate Summary Report for CDTECH International Corporation

Central Trading Company, Ltd.
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	1,000.0000
End of Corporate Summary Report for Central Trading Company, Ltd.
Chevron Lummus Global L.L.C.
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	—	Direct	100.0000
End of Corporate Summary Report for Chevron Lummus Global L.L.C.

Chicago Bridge & Iron (Antilles) N. V.
Curacao
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	30,000.0000
# Shares Issued	6,000.0000
# Outstanding	6,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	6,000.0000
End of Corporate Summary Report for Chicago Bridge & Iron (Antilles) N. V.
Chicago Bridge & Iron Company
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	3,000.0000
# Shares Issued	100.0000
# Outstanding	100.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I HOLDINGS B.V.	Common Shares	—	Direct	100.0000
End of Corporate Summary Report for Chicago Bridge & Iron Company

Chicago Bridge & Iron Company
Illinois
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	1,000.0000
End of Corporate Summary Report for Chicago Bridge & Iron Company
Chicago Bridge & Iron Company & Co. L.L.C.
Oman
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	150,000.0000
# Shares Issued	150,000.0000
# Outstanding	150,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Al Bussaidy, Sayyid Slaem Musallam Ali	Common Shares	—	Direct	45,000.0000
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	105,000.0000
End of Corporate Summary Report for Chicago Bridge & Iron Company & Co. L.L.C.

Chicago Bridge & Iron Company (Delaware)
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	1,000.0000
End of Corporate Summary Report for Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company (Egypt) LLC
Giza
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	2,000.0000
# Shares Issued	2,000.0000
# Outstanding	2,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	1,600.0000
Marco, Basil	Common Shares	—	Direct	200.0000
Nassar, Mike	Common Shares	—	Direct	200.0000
End of Corporate Summary Report for Chicago Bridge & Iron Company (Egypt) LLC

Chicago Bridge & Iron Company B.V.
The Netherlands
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	200.0000
# Shares Issued	50.0000
# Outstanding	50.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Lealand Finance Company B.V.	Common Shares	—	Direct	50.0000
End of Corporate Summary Report for Chicago Bridge & Iron Company B.V.
Chicago Bridge & Iron Company N.V.
The Netherlands
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	250,000,000.0000
# Shares Issued	98,083,608.0000
# Outstanding	98,083,608.0000
Owners
There are no entries in this list
End of Corporate Summary Report for Chicago Bridge & Iron Company N.V.

Chicago Bridge de México, S.A. de C.V.
Mexico
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	—	Direct	1.0000
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	999.0000
End of Corporate Summary Report for Chicago Bridge de México, S.A. de C.V.
Chicago Bridge Uruguay S.A.
Uruguay
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,050,000.0000
# Shares Issued	262,500.0000
# Outstanding	262,500.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	262,500.0000
End of Corporate Summary Report for Chicago Bridge Uruguay S.A.

CLG Technical Services LLC
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	10.0000
# Outstanding	10.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chevron Lummus Global L.L.C.	Common Shares	—	Direct	10.0000
End of Corporate Summary Report for CLG Technical Services LLC
CMP Holdings B.V.
The Netherlands
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	60,000,000.0000
# Shares Issued	42,889,195.0000
# Outstanding	42,889,195.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Inc.	Common Shares	—	Direct	0.0000
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	42,889,195.0000
Oasis Supply Company Anstalt	Common Shares	—	Direct	0.0000
End of Corporate Summary Report for CMP Holdings B.V.

Combustion Engineering Technology Investment Corp.
Unknown
Capital Structure — NonDerivative
There are no entries in this list
Owners
There are no entries in this list
End of Corporate Summary Report for Combustion Engineering Technology Investment Corp.
Constructora C.B.I. Limitada
Chile
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	205,000.0000
# Shares Issued	205,000.0000
# Outstanding	205,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CBI Company Ltd.	Common Shares	—	Direct	202,950.0000
Chicago Bridge & Iron Company	Common Shares	—	Direct	2,050.0000
End of Corporate Summary Report for Constructora C.B.I. Limitada

Constructors International, L.L.C.
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners
There are no entries in this list
End of Corporate Summary Report for Constructors International, L.L.C.
CSA Trading Company Ltd.
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	10,000.0000
# Shares Issued	10,000.0000
# Outstanding	10,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	10,000.0000
End of Corporate Summary Report for CSA Trading Company Ltd.

Fibre Making Processes, Inc.
Illinois
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	750.0000
# Shares Issued	750.0000
# Outstanding	750.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	750.0000
End of Corporate Summary Report for Fibre Making Processes, Inc.
HBI Holdings, LLC
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Howe-Baker International Management, LLC	Percentage Ownership Interest	—	Direct	100.0000
End of Corporate Summary Report for HBI Holdings, LLC

Highland Trading Company, Ltd.
Cayman Islands
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	2.0000
Moon, Andrew	Common Shares	—	Direct	0.0000
Ridley, Timothy	Common Shares	—	Direct	0.0000
End of Corporate Summary Report for Highland Trading Company, Ltd.
Horton CBI, Limited
Federally Chartered
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	65,000.0000
# Shares Issued	64,979.0000
# Outstanding	64,979.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chasin, Phil	Common Shares	—	Direct	1.0000
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	64,965.0000
Inman, William	Common Shares	—	Direct	13.0000
End of Corporate Summary Report for Horton CBI, Limited

Howe-Baker Eastern Limited
United Kingdom
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	1.0000
# Outstanding	1.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	1.0000
End of Corporate Summary Report for Howe-Baker Eastern Limited
Howe-Baker Engineers, Ltd.
Texas
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Howe-Baker Holdings, L.L.C.	Percentage Ownership Interest	—	Direct	99.0000
Howe-Baker Management, L.L.C.	Percentage Ownership Interest	—	Direct	1.0000
End of Corporate Summary Report for Howe-Baker Engineers, Ltd.

Howe-Baker Holdings, L.L.C.
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Howe-Baker International, L.L.C.	Percentage Ownership Interest	—	Direct	100.0000
End of Corporate Summary Report for Howe-Baker Holdings, L.L.C.
Howe-Baker International Management, LLC
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Howe-Baker International, L.L.C.	Percentage Ownership Interest	—	Direct	100.0000
End of Corporate Summary Report for Howe-Baker International Management, LLC

Howe-Baker International, L.L.C.
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Inc.	Percentage Ownership Interest	—	Direct	100.0000
CB&I Tyler Company	Percentage Ownership Interest	—	Direct	0.0000
End of Corporate Summary Report for Howe-Baker International, L.L.C.
Howe-Baker Management, L.L.C.
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Howe-Baker Holdings, L.L.C.	Percentage Ownership Interest	—	Direct	100.0000
End of Corporate Summary Report for Howe-Baker Management, L.L.C.

Hua Lu Engineering Co., Ltd.
China
Capital Structure — NonDerivative
There are no entries in this list
Owners
There are no entries in this list
End of Corporate Summary Report for Hua Lu Engineering Co., Ltd.
International Process Supply Company, Ltd
Cayman Islands
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	50,000.0000
# Outstanding	50,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	—	Direct	50,000.0000
End of Corporate Summary Report for International Process Supply Company, Ltd

IOP Services
England
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Oil & Gas Europe B.V.	Common Shares	—	Direct	1,000.0000
End of Corporate Summary Report for IOP Services
Lealand Finance Company B.V.
The Netherlands
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	200.0000
# Shares Issued	40.0000
# Outstanding	40.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company N.V.	Common Shares	—	Direct	40.0000
End of Corporate Summary Report for Lealand Finance Company B.V.

Lummus Alireza Ltd Co
Saudi Arabia
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	35,000.0000
# Shares Issued	35,000.0000
# Outstanding	35,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Alireza, Alawi Mahmood	Common Shares	—	Direct	735.0000
Alireza, Yousuf	Common Shares	—	Direct	735.0000
CB&I Lummus B.V.	Common Shares	—	Direct	33,530.0000
End of Corporate Summary Report for Lummus Alireza Ltd Co
Lummus Catalyst Company Ltd.
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,500.0000
# Shares Issued	100.0000
# Outstanding	100.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Lummus Technology Inc.	Common Shares	—	Direct	100.0000
End of Corporate Summary Report for Lummus Catalyst Company Ltd.

Lummus Novolen Technology GmbH
GERMANY
Capital Structure — NonDerivative

Security Name	Capitalization in Euros
Type	Common
# Shares Authorized	25,000.0000
# Shares Issued	25,000.0000
# Outstanding	25,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Lummus GmbH	Capitalization in Euros	—	Direct	25,000.0000
End of Corporate Summary Report for Lummus Novolen Technology GmbH
Lummus Russia B.V.
The Netherlands
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	18,000.0000
# Shares Issued	18,000.0000
# Outstanding	18,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Oil & Gas Europe B.V.	Common Shares	—	Direct	18,000.0000
CMP Holdings B.V.	Common Shares	—	Direct	0.0000
End of Corporate Summary Report for Lummus Russia B.V.

Lummus Technology B.V.
The Hague
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	272,270.0000
# Shares Issued	54,454.0000
# Outstanding	54,454.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Oil & Gas Europe B.V.	Common Shares	—	Direct	54,454.0000
End of Corporate Summary Report for Lummus Technology B.V.
Lummus Technology Heat Transfer B.V.
The Hague
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	22,690.0000
# Shares Issued	4,538.0000
# Outstanding	4,538.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Oil & Gas Europe B.V.	Common Shares	—	Direct	4,538.0000
End of Corporate Summary Report for Lummus Technology Heat Transfer B.V.

Lummus Technology Inc.
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	61,160.0000
# Outstanding	61,160.0000
Owners
There are no entries in this list
End of Corporate Summary Report for Lummus Technology Inc.
Lutech Resources B.V.
The Hague
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	900.0000
# Shares Issued	180.0000
# Outstanding	180.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Oil & Gas Europe B.V.	Common Shares	—	Direct	180.0000
End of Corporate Summary Report for Lutech Resources B.V.

Lutech Resources Canada Ltd.
Alberta
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	Unlimited
# Shares Issued	100.0000
# Outstanding	100.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	100.0000
End of Corporate Summary Report for Lutech Resources Canada Ltd.
Lutech Resources Inc.
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	1,000.0000
End of Corporate Summary Report for Lutech Resources Inc.

Lutech Resources Limited
London
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Oil & Gas Europe B.V.	Common Shares	—	Direct	1,000.0000
End of Corporate Summary Report for Lutech Resources Limited
Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)
Texas
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Howe-Baker Holdings, L.L.C.	Percentage Ownership Interest	—	Direct	99.9000
Howe-Baker International	Percentage Ownership Interest	—	Direct	0.1000
Management, LLC
End of Corporate Summary Report for Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)

Matrix Management Services, L.L.C.
Delaware
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)	Percentage Ownership Interest	—	Direct	100.0000
End of Corporate Summary Report for Matrix Management Services, L.L.C.
Neo Creator Co, Limited
Bangkok Metropolis, Thailand
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,499.0000
# Shares Issued	1,499.0000
# Outstanding	1,499.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Common Shares	—	Direct	998.0000
Chueasoey, Pongyuth	Common Shares	—	Direct	1.0000
Malawan, Anawat	Common Shares	—	Direct	1.0000
Manasarn, Thansammorn	Common Shares	—	Direct	1.0000
Poonithet, Adisak	Common Shares	—	Direct	1.0000
Sensupa, Satit	Common Shares	—	Direct	1.0000
Traisarnsri, Chairat	Common Shares	—	Direct	1.0000
Vasinwatanapong, Pattara	Common Shares	—	Direct	1.0000
VPPW Business Consultant Ltd.	Common Shares	—	Direct	494.0000
End of Corporate Summary Report for Neo Creator Co, Limited

Netherlands Operating Company B.V.
The Hague
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	910.0000
# Shares Issued	182.0000
# Outstanding	182.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Oil & Gas Europe B.V.	Common Shares	—	Direct	182.0000
End of Corporate Summary Report for Netherlands Operating Company B.V.
Novolen Technology Holdings C.V.
The Hague
Capital Structure — NonDerivative

Security Name	Units of Ownership
Type	Common
# Shares Authorized	0.0000
# Shares Issued	0.0000
# Outstanding	0.0000
Owners
There are no entries in this list
End of Corporate Summary Report for Novolen Technology Holdings C.V.

Oasis Supply Company Anstalt
Vaduz, Liechtenstein
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CBI Eastern Anstalt	Common Shares	—	Direct	1.0000
End of Corporate Summary Report for Oasis Supply Company Anstalt
Oasis Supply Company, Ltd.
Cayman Islands
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	2.0000
Moon, Andrew	Common Shares	—	Direct	0.0000
Ridley, Timothy	Common Shares	—	Direct	0.0000
End of Corporate Summary Report for Oasis Supply Company, Ltd.
Oceanic Contractors, Inc.
Delaware
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	45,720.0000
# Outstanding	45,720.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company	Common Shares	—	Direct	45,720.0000
Rebikoff, Dimitri I.	Common Shares	—	Direct	0.0000
End of Corporate Summary Report for Oceanic Contractors, Inc.
OOO CB&I Lummus
Moscow
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
CB&I Oil & Gas Europe B.V.	Common Shares	—	Direct	1.0000
End of Corporate Summary Report for OOO CB&I Lummus
Oxford Metal Supply Limited
United Kingdom
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	100.0000
# Outstanding	100.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Aldinger, Thomas L.	Common Shares	—	Direct	0.0000
CB&I Constructors Limited	Common Shares	—	Direct	99.0000
McKenzie, J. Robert	Common Shares	—	Direct	1.0000
End of Corporate Summary Report for Oxford Metal Supply Limited
P.T. Chicago Bridge & Iron
Indonesia
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	6,624.0000
# Shares Issued	1,656.0000
# Outstanding	1,656.0000
Owners
There are no entries in this list
End of Corporate Summary Report for P.T. Chicago Bridge & Iron

Pacific Rim Material Supply Company, Ltd.
Cayman Islands
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	—	Direct	2.0000
Denton, Shaun	Common Shares	—	Direct	0.0000
Palmer, Simon	Common Shares	—	Direct	0.0000
End of Corporate Summary Report for Pacific Rim Material Supply Company, Ltd.
Sarida Offshore Company
Unknown
Capital Structure — NonDerivative
There are no entries in this list
Owners
There are no entries in this list
End of Corporate Summary Report for Sarida Offshore Company

Sarida Offshore Company
B.W.I.
Capital Structure — NonDerivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Lummus Technology Inc.	Percentage Ownership Interest	—	Direct	100.0000
End of Corporate Summary Report for Sarida Offshore Company
Sarida Offshore Company
B.W.I.
Capital Structure — NonDerivative
There are no entries in this list
Owners
There are no entries in this list
End of Corporate Summary Report for Sarida Offshore Company

Sarida Offshore Company
B.W.I.
Capital Structure — NonDerivative
There are no entries in this list
Owners
There are no entries in this list
End of Corporate Summary Report for Sarida Offshore Company

Sarida Offshore Company
B.W.I.
Capital Structure — NonDerivative
There are no entries in this list
Owners
There are no entries in this list
End of Corporate Summary Report for Sarida Offshore Company
Southern Tropic Material Supply Company, Ltd.
Cayman Islands
Capital Structure — NonDerivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	—	Direct	2.0000
End of Corporate Summary Report for Southern Tropic Material Supply Company, Ltd.
Tank Constructors Limited
London
Capital Structure — NonDerivative
There are no entries in this list
Owners
There are no entries in this list
End of Corporate Summary Report for Tank Constructors Limited
WOODLANDS INTERNATIONAL INSURANCE COMPANY
Ireland
Capital Structure — NonDerivative

Security Name	Ordinary
Type	Common
# Shares Authorized	5,000,000.0000
# Shares Issued	860,000.0000
# Outstanding	860,000.0000
Owners

			Ownership
Name	Security Name	Underlying Security	Form	Current Holdings
Chicago Bridge & Iron Company B.V.	Ordinary	—	Direct	860,000.0000

End of Corporate Summary Report for WOODLANDS INTERNATIONAL INSURANCE COMPANY
End of Report
hCue, Powering Good Corporate Governance — brought to you by CT Corporation © 2009, a Wolters Kluwer company

Schedule 6.9 — Pension and Postretirement Plans
In 000’s of USD Equivalent
As of December 31, 2009
CB&I reviewed the valuations of the CB&I worldwide pension and postretirement medical plans as performed by a number of actuaries (Towers Watson; Prudential; PricewaterhouseCoopers; & Lane, Clark & Peacock). From the actuarial reports, the underfunded status of $128.7MM as of December 31, 2009 was detailed as follows by country:

USA	54,789
Germany	48,202
London	25,690

128,681

Schedule 6.17 — Environmental Matters
A (iii) A subsidiary of the Company is subject to a consent order at its former facility in New Castle, Delaware.
Other matters disclosed in the Company’s Annual Reports on Form 10-K for the years ended December 31, 1998, 1999, 2000, 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008 & 2009.
A (iv) The Company and its subsidiaries have operated for many years at many facilities at which there are or may have been landfills, waste piles, underground storage tanks, aboveground storage tanks, surface impoundments and hazardous waste storage facilities of all kinds, polychlorinated biphenyls (PCBs) used in hydraulic oils, electric transformers or other equipment or asbestos containing materials.
A (v) A subsidiary of the Company was a minority shareholder in a company which owned or operated wood treating facilities at sites in the United States, some of which are currently under investigation, monitoring or remediation under various environmental laws. With respect to some of these sites, the subsidiary has been named a potentially responsible party (UPRP”) under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) and similar state laws. Without admitting any liability, the subsidiary has entered into a consent decree with the federal government regarding one of these sites and has had an administrative order issued against it with respect to another. Without admitting any liability, the subsidiary has reached settlements at most sites, which require the other PRP’s to perform the environmental clean-up. In July, 1996, a judgment in favor of the subsidiary was entered in the suit Aluminum Company of America v. Beazer East, Inc. v. Chicago Bridge & Iron Company, instituted in January 1991, before the U.S. District Court for the Western District of Pennsylvania. On September 2, 1997, the United States Court of Appeals for the Third Circuit affirmed the judgment in favor of the Subsidiary. There were no further appeals.
The Company has agreed to indemnify parties to whom it has sold facilities for certain environmental liabilities arising from acts occurring before the dates those facilities were transferred.
Other matters disclosed in the Company’s Annual Reports on Form 10-K for the years ended December 31, 1998, 1999, 2000, 2001, 2002, 2003, 2004, 2005 2006, 2007, 2008 & 2009.

Schedule 7.3 (N) — Existing Restrictions
As of March 31, 2010

1	CBI Constructors Pty Limited	(Borrower)
	HSBC Bank	(Bank)

	Restriction/Condition	Borrower undertakes to obtain the consent of the Bank in writing prior to the remittance of monies by way of a loan or dividend.

2	CBI Constructors S.A. (Pty) Limited	(Borrower)

	Restriction/Condition	As a non-resident controlled company, Borrower must be capitalized in an amount not less than one third of its shareholders’ loan funds. Dividend payment are subject to 12.5% secondary tax.

Schedule 7.3 (S) — Permitted Restricted Payments
As of March 31, 2010
None